UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

REHOUSE SPORTSMAN’S WAREHOUSE 2023 Annual Meeting Of Stockholders and Proxy Statement\

SPORTSMAN'S
WAREHOUSE
851 N.

2024
Annual Meeting
of Stockholders and Proxy Statement

SPORTSMAN'S
WAREHOUSE

Dear Fellow Stockholder:

You are cordially invited to attend the 2024 annual meeting of stockholders (the “Annual Meeting”) of Sportsman’s Warehouse Holdings, Inc., a Delaware corporation (which we refer to as “Sportsman’s Warehouse,” “we” or “us”), that will be held on Thursday, May 30, 2024, at 8:00 a.m. Mountain Time. We have determined that the Annual Meeting will be a virtual meeting of stockholders conducted via live audiocast on the Internet. You may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/SPWH2024. You will be able to access the meeting using the control number found on your proxy card or voting instruction form, as applicable. You will not be able to attend the Annual Meeting in person. For purposes of attendance at the Annual Meeting, all references in the accompanying Proxy Statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

Details of the business to be conducted at the Annual Meeting and instructions for how to participate in the Annual Meeting are set forth in the accompanying proxy materials, including the Notice of 2024 Annual Meeting of Stockholders and Proxy Statement. Only stockholders of record and beneficial owners at the close of business on April 5, 2024 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

On or about April 24, 2024, we expect to mail to our stockholders our proxy materials, including the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended February 3, 2024.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote on the matters presented as soon as possible. If you participate in and vote your shares at the Annual Meeting, your proxy will not be used.

Thank you for your continued support and interest in Sportsman’s Warehouse.

Sincerely,

Paul Stone President and Chief Executive Officer April 24, 2024

2024 Proxy Statement

PROXY SUMMARY

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

1475 WEST 9000 SOUTH, SUITE A

WEST JORDAN, UTAH 84088

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON May 30, 2024

Annual Meeting of Stockholders

Date & Time	Location of Meeting	Record Date
May 30, 2024, at 8:00 a.m. Mountain Time	The meeting will be held virtually, via live audiocast at www.virtualshareholdermeeting.com/SPWH2024	Close of business on April 5, 2024

The purposes of the Annual Meeting are to:

Proposal		Board Recommendation
1

Elect the two director nominees named in the accompanying Proxy Statement to serve until the Company’s 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal;

Vote FOR each of the director nominees
2	Approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying Proxy Statement;	Vote FOR
3	Approve an amendment and restatement of the Company's 2019 Performance Incentive Plan (the "2019 Plan"), including to increase the number of shares available for grant under the 2019 Plan;	Vote FOR
4

Approve an amendment and restatement of the Company's Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares available for grant under the ESPP and to remove the ESPP's ten-year term;

Vote FOR
5	Ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending February 1, 2025 (fiscal year 2024);	Vote FOR

On or about April 24, 2024, we expect to mail to our stockholders our proxy materials, including the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended February 3, 2024 (“2023 Annual Report”).

You may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/SPWH2024. You will be able to access the meeting using the control number found on your proxy card or voting instruction form, as applicable. The accompanying Proxy Statement provides detailed information about the Annual Meeting. We encourage you to read the Proxy Statement carefully and in its entirety.

2024 Proxy Statement

PROXY SUMMARY

The Board of Directors has fixed the close of business on April 5, 2023 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. A list of all stockholders entitled to vote at the Annual Meeting will be available for examination at our principal executive offices at 1475 West 9000 South, Suite A, West Jordan, Utah 84088, for ten days before the Annual Meeting.

Whether or not you plan to be virtually present at the Annual Meeting, we encourage you to submit your proxy or voting instructions as soon possible to instruct how your shares are to be voted at the Annual Meeting and to help ensure the presence of a quorum at the Annual Meeting. Voting now via proxy will not limit your right to change your vote or to attend the virtual Annual Meeting.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON MAY 30, 2024

The Proxy Statement and our 2023 Annual Report can be accessed directly at the internet address www.proxyvote.com using the control number located on your proxy card or in the instructions that accompanied your proxy materials.

By order of the Board of Directors,

Jeff White
Chief Financial Officer and Secretary

April 24, 2024

i

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	4

PROPOSAL 1 – ELECTION OF DIRECTORS	10

CORPORATE GOVERNANCE	17

EXECUTIVE OFFICERS	23

COMPENSATION DISCUSSION AND ANALYSIS	24

EXECUTIVE COMPENSATION TABLES	36

CEO PAY RATIO	46

PAY VERSUS PERFORMANCE	47

DIRECTOR COMPENSATION	52

EQUITY COMPENSATION PLAN INFORMATION	55

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	56

DELINQUENT SECTION 16(A) REPORTS	58

TRANSACTIONS WITH RELATED PERSONS	59

PROPOSAL 2 – APPROVAL, ON AN ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION	60

PROPOSAL 3 – APPROVE AN AMENDMENT AND RESTATEMENT OF THE COMPANY'S 2019 PERFORMANCE INCENTIVE PLAN	61

PROPOSAL 4 – APPROVE AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S ESPP TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT UNDER THE ESPP AND TO REMOVE THE ESPP'S TEN-YEAR TERM	72

PROPOSAL 5 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	78

REPORT OF THE AUDIT COMMITTEE	80

PROPOSALS OF STOCKHOLDERS AND DIRECTOR NOMINATIONS FOR 2025 ANNUAL MEETING	81

OTHER MATTERS	81

ANNUAL REPORT TO STOCKHOLDERS	82

2024 Proxy Statement	i

ii

APPENDIX A - AMENDED AND RESTATED 2019 PERFORMANCE INCENTIVE PLAN	A-1

APPENDIX B - AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN	A-21

2024 Proxy Statement	ii

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement on Schedule 14A (this “Proxy Statement”) contains forward-looking statements as that term is defined by the Private Securities Litigation Reform Act of 1995. These statements may concern our business, operations and financial performance and condition as well as our plans, objectives and expectations for our business operations and financial performance and condition, which are subject to risks and uncertainties. All statements other than statements of historical fact included in this Proxy Statement are forward-looking statements. These statements may include words such as “aim,” “anticipate,” “assume,” “believe,” “can have,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “likely,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “should,” “target,” “will,” “would” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events or trends. For example, all statements we make relating to our plans and objectives for future operations, growth or initiatives and strategies are forward-looking statements.

These forward-looking statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and our management’s beliefs and assumptions. We derive many of our forward-looking statements from our own operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that predicting the impact of known factors is very difficult, and we cannot anticipate all factors that could affect our actual results.

All of our forward-looking statements are subject to risks and uncertainties that may cause our actual results to differ materially from our expectations. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to:

▪
current and future government regulations, in particular regulations relating to the sale of firearms and ammunition, which may impact the supply and demand for our products and our ability to conduct our business;
▪
our retail-based business model which is impacted by general economic and market conditions and economic, market and financial uncertainties that may cause a decline in consumer spending;
▪
our concentration of stores in the Western United States which makes us susceptible to adverse conditions in this region, and could affect our sales and cause our operating results to suffer;
▪
the highly fragmented and competitive industry in which we operate and the potential for increased competition;
▪
changes in consumer demands, including regional preferences, which we may not be able to identify and respond to in a timely manner;
▪
our entrance into new markets or operations in existing markets, including our plans to open additional stores in future periods, which may not be successful;
▪
our implementation of a plan to reduce expenses in response to adverse macroeconomic conditions, including an increased focus on financial discipline and rigor throughout our organization; and
▪
the impact of general macroeconomic conditions, such as labor shortages, inflation, rising interest rates, economic slowdowns, and recessions or market corrections.

The above is not a complete list of factors or events that could cause actual results to differ from our expectations, and we cannot predict all of them. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements disclosed under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in our Annual Report on Form 10-K for the year ended February 3, 2024, as such disclosures may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission (the “SEC”), including subsequent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and public communications. You should evaluate all forward-looking statements made in this Proxy Statement and otherwise in the context of these risks and uncertainties.

2024 Proxy Statement	1

Potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on any forward-looking statements we make. These forward-looking statements speak only as of the date of this Proxy Statement and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties and other factors that in many cases are beyond our control. Except as required by law, we undertake no obligation to update or revise any forward-looking statements publicly, whether as a result of new information, future developments or otherwise.

2024 Proxy Statement	2

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

1475 WEST 9000 SOUTH, SUITE A

WEST JORDAN, UTAH 84088

PROXY STATEMENT FOR 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sportsman’s Warehouse Holdings, Inc. (the “Board of Directors” or the “Board”) from the holders of shares of our common stock, par value $0.01 per share (our “Common Stock”), for the purposes set forth in this Proxy Statement for our 2024 Annual Meeting of Stockholders (including any adjournments, continuations or postponements thereof, the “Annual Meeting”). The Annual Meeting will be held virtually, via live audiocast at www.virtualshareholdermeeting.com/SPWH2024 on Thursday, May 30, 2024, at 8:00 a.m. Mountain Time. You may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/SPWH2024.

On or about April 24, 2024, we expect to mail to our stockholders our proxy materials, including the Proxy Statement and our 2023 Annual Report. The Proxy Statement and our 2023 Annual Report can be accessed directly at the internet address www.proxyvote.com using the control number located on your proxy card or in the instructions that accompanied your proxy materials. These materials are also available on our corporate website at investors.sportsmans.com. References to our website in this Proxy Statement are provided for convenience only and the content on our website does not constitute part of this Proxy Statement.

References throughout this Proxy Statement to “Sportsman’s Warehouse,” the “Company,” “we,” “us,” and “our” refer to Sportsman’s Warehouse Holdings, Inc. and its subsidiaries, and references to “Holdings” refer to Sportsman’s Warehouse Holdings, Inc. excluding its subsidiaries. References to (i) “fiscal year 2023” refer to our fiscal year ended February 3, 2024; (ii) “fiscal year 2022” refer to our fiscal year ended January 28, 2023; and (iii) “fiscal year 2021” refer to our fiscal year ended January 29, 2022.

2024 Proxy Statement	3

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

When and where is the Annual Meeting?

The Annual Meeting will be held virtually on Thursday, May 30, 2024, at 8:00 a.m. Mountain Time, via live audiocast on the Internet. You may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/SPWH2024. You will be able to access the Annual Meeting using the control number found on your proxy card or voting instruction form, as applicable.

Why is the Company holding the Annual Meeting in a virtual-only meeting format?

We believe a virtual-only meeting format facilitates stockholder attendance and participation by enabling all stockholders to participate fully, equally and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location and enables us to protect the health and safety of all attendees. Sportsman’s Warehouse stockholders will be afforded the same opportunities to participate at the virtual Annual Meeting as they would at an in-person meeting.

What am I being asked to vote on at the Annual Meeting?

At the Annual Meeting, stockholders will act on the following matters:

1.
Election of the two director nominees named in this Proxy Statement to serve until the Company’s 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal;
2.
Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement;
3.
Approval of an amendment and restatement of the Company's 2019 Performance Incentive Plan (the “2019 Plan”), including to increase the number of shares available for grant under the 2019 Plan;
4.
Approval of an amendment and restatement of the Company’s Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares available for grant under the ESPP and to remove the ESPP's ten-year term; and
5.
Ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2025 (“fiscal year 2024”).

Stockholders will also be asked to consider and transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

How does the Board recommend that I vote?

The Board recommends that you vote your shares of our Common Stock:

▪
“FOR” each of the two director nominees named in this Proxy Statement;
▪
“FOR” the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in the Proxy Statement;
▪
“FOR” the approval of the amendment and restatement of the 2019 Plan, including to increase the number of shares available for grant under the 2019 Plan;
▪
“FOR” the approval of an amendment and restatement of the ESPP to increase the number of shares available for grant under the ESPP and to remove the ESPP's ten-year term; and

2024 Proxy Statement	4

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

▪
“FOR” the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2024.

Who may vote?

Only holders of record of our Common Stock, at the close of business on the record date for the Annual Meeting, April 5, 2024 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock are entitled to cast one vote for each share held by them on each matter to be voted upon. As of the Record Date, there were 37,625,006 shares of Common Stock issued and outstanding and entitled to vote on the matters presented at the Annual Meeting. Our Common Stock is the only class of securities authorized to vote. Stockholders are not entitled to cumulative voting rights in the election of directors.

What must I do if I want to attend the Annual Meeting?

We will be hosting the Annual Meeting on the Internet via live audiocast. You will not be able to attend the Annual Meeting physically in person. All holders of shares of our Common Stock as of the close of business on the Record Date, including stockholders of record and stockholders who hold our Common Stock through a broker, bank or other nominee, may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/SPWH2024.

You will need the control number included on your proxy card or voting instruction form (if you received a printed copy of the proxy materials) or included in the email to you (if you received the proxy materials by email) in order to be able to attend the Annual Meeting. Please note that if you hold your shares in street name, you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote your shares at the Annual Meeting.

The Annual Meeting audiocast will begin at 8:00 a.m. Mountain Time. Stockholders may access the Annual Meeting beginning at 7:45 a.m. Mountain Time through www.virtualshareholdermeeting.com/SPWH2024. Stockholders will be able to submit questions by means of the “Ask a Question” field beginning at 7:45 a.m. on the morning of the Annual Meeting and throughout the duration of the meeting. Following the presentation of all proposals at the Annual Meeting, we will answer stockholder-submitted questions pertinent to meeting matters as time permits. Any questions that we are unable to address during the Annual Meeting will be answered on our website at investors.sportsmans.com following the Annual Meeting. If we receive substantially similar questions, we will group the questions together and provide a single response to avoid repetition. We will not answer any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references which are not in good taste.

What happens if I experience technical difficulties during the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be provided in the meeting access email that will be sent approximately one hour prior to the Annual Meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority in voting power of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. On the Record Date, there were 37,625,006 shares of Common Stock and no shares of preferred stock outstanding and entitled to vote. Thus, the holders of 18,812,504 shares of Common Stock must be present in person or represented by proxy at the Annual Meeting for a quorum to exist.

2024 Proxy Statement	5

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

How do I vote my shares?

Voting at the Annual Meeting

All holders of shares of our Common Stock as of the close of business on the Record Date, including stockholders of record and stockholders who hold shares of our Common Stock in street name, may attend and vote their shares at the Annual Meeting. See above under “What must I do if I want to attend the Annual Meeting?”

Even if you plan to be virtually present at the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance to authorize the voting of your shares at the Annual Meeting so that your vote will be counted if you later are unable to attend the Annual Meeting.

Submitting a Proxy or Voting Instructions

▪
Submitting a Proxy for Shares Registered Directly in the Name of the Stockholder. If you hold your shares of our Common Stock as a record holder and you are reviewing a printed copy of this Proxy Statement, you may vote by completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid envelope, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card. If you hold your shares of Common Stock as a record holder and you are viewing this Proxy Statement on the Internet, you may vote by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card previously mailed to you. If you submit a proxy by Internet or telephone, you need not return a written proxy card by mail.
▪
Submitting Voting Instructions for Shares Registered in Street Name. If you hold your shares of our Common Stock in street name, which means your shares are held of record by a broker, bank or nominee, you will receive instructions from your broker, bank or other nominee on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions over the Internet and may also permit you to provide your voting instructions by telephone. In addition, if you received a printed copy of this Proxy Statement, you may submit your voting instructions by completing, signing and dating the voting instruction form that was included with this Proxy Statement and returning it in the accompanying prepaid envelope. If you provide voting instructions by Internet or telephone, you need not return a written voting instruction form by mail.

What is the deadline for voting my shares if I do not attend the Annual Meeting?

If you are a stockholder of record, your proxy must be received by telephone or the Internet by 11:59 p.m. Eastern Time on May 29, 2024 in order for your shares to be voted at the Annual Meeting. If you are a stockholder of record and received your proxy materials by mail, and you cause your shares to be voted by completing, signing, dating and returning the enclosed proxy card, your proxy card must be received before the Annual Meeting for your shares to be voted at the Annual Meeting.

If you hold your shares in street name, please comply with the deadlines for voting provided by the broker, bank or other nominee that holds your shares

2024 Proxy Statement	6

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What vote is required for adoption or approval of each matter to be voted on?

Proposal	Vote Required
Proposal 1: Election of Directors

Each director nominee will be elected at the Annual Meeting if the nominee receives a majority of the votes cast with respect to his or her election (that is, the number of votes cast “For” the nominee must exceed the number of votes cast “Against” the nominee).

Proposal 2: Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers

The affirmative vote of a majority in voting power of the outstanding shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy and entitled to vote on the matter.

Proposal 3: Approval of an amendment and restatement of the Company's 2019 Performance Incentive Plan

The affirmative vote of a majority in voting power of the outstanding shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy and entitled to vote on the matter.

Proposal 4: Approval of an amendment and restatement of the ESPP

The affirmative vote of a majority in voting power of the outstanding shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy and entitled to vote on the matter.

Proposal 5: Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2024

The affirmative vote of a majority in voting power of the outstanding shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy and entitled to vote on the matter.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you properly submit a signed proxy card or submit your proxy by telephone or the Internet, but do not specify how you want to vote your shares on a particular proposal, then the named proxy holders will vote your shares in accordance with the recommendations of the Board on all matters presented in this proxy statement. See above under the heading “How does the Board recommend that I vote?”

In accordance with applicable stock exchange rules, if you hold your shares through a brokerage account and you fail to provide voting instructions to your broker, your broker may generally vote your uninstructed shares of our Common Stock in its discretion on routine matters at a stockholder meeting. However, a broker cannot vote shares of our Common Stock held in street name on non-routine matters unless the broker receives voting instructions from the stockholder. Generally, if a broker exercises this discretion on routine matters at a stockholder meeting, a stockholder’s shares will be voted on the routine matter in the manner directed by the broker, but will constitute a “broker non-vote” on all of the non-routine matters to be presented at the stockholder meeting. Proposal 1 (election of directors), Proposal 2 (approval, on an advisory basis, of the compensation of the Company’s named executive officers), Proposal 3 (approval of an amendment and restatement of the Company's 2019 Performance Incentive Plan (the "2019 Plan"), including an increase in the number of shares available for grant under the 2019 Plan), and Proposal 4 (approval of an amendment and restatement of the Company's Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares available for grant under the ESPP and to remove the ESPP's ten-year term). Proposal 5 (ratification of Grant Thornton as our independent registered public accounting firm) is considered a routine matter.

Consequently, if you hold your shares in street name through a brokerage account and do not submit voting instructions to your broker, your broker may exercise its discretion to vote your shares on Proposal 5, but will not be permitted to vote your shares on Proposals 1, 2, 3, or 4 or on any other business as may properly come before the Annual Meeting. If your broker exercises this discretion on Proposal 5, your shares will be counted as present for determining the presence of a quorum at the Annual Meeting and will be voted on Proposal 5 in the manner directed by your broker, but your shares will constitute broker non-votes on Proposal 1, 2, 3, or 4 at the Annual Meeting.

2024 Proxy Statement	7

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What are my choices for casting my vote on each matter to be voted on?

Your choices for casting your vote on each proposal to be voted on at the Annual Meeting are as follows:

Proposal	Voting Options	Effect of Abstentions	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes
Proposal 1: Election of Directors	“For,” “Against,” or “Abstain” with respect to each of the director nominees	None. Not counted as a “vote cast”	No	None. Not counted as a “vote cast.”
Proposal 2: Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers	“For,” “Against,” or “Abstain”	Vote “Against” the proposal	No	None.
Proposal 3: Approval of an amendment and restatement of the Company's 2019 Performance Incentive Plan	“For,” “Against,” or “Abstain”	Vote “Against” the proposal	No	None.
Proposal 4: Approval of an amendment and restatement of the Company's ESPP	“For,” “Against,” or “Abstain”	Vote “Against” the proposal	No	None.
Proposal 5: Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2024	“For,” “Against,” or “Abstain”	Vote “Against” the proposal	Yes	Not applicable.

How will voting on any other business be conducted?

Although the Board does not know of any business to be considered at the Annual Meeting other than the items described in this Proxy Statement, if any other business properly comes before the Annual Meeting, a stockholder’s properly submitted proxy gives authority to the proxy holders to vote on those matters in their discretion.

How can I change or revoke my proxy?

If you are a stockholder of record, you may change or revoke a previously submitted proxy at any time before it is exercised by one of the following methods:

▪
delivering a later dated proxy card;
▪
submitting another proxy by telephone or the Internet (your latest telephone or Internet voting instructions will be followed);
▪
delivering to the Secretary of Sportsman’s Warehouse at our principal executive offices a written notice of revocation prior to the voting of the proxy at the Annual Meeting; or
▪
by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, by itself, revoke your proxy.

2024 Proxy Statement	8

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Written notices of revocation should be addressed to:

Sportsman’s Warehouse Holdings, Inc.
Attn: Secretary
1475 West 9000 South, Suite A
West Jordan, Utah 84088

Any change to your proxy that is provided by telephone or the Internet must be submitted before the deadlines set forth above under “What is the deadline for voting my shares if I do not attend the Annual Meeting?”

If your shares are held in street name, you must contact your broker, bank or other nominee to find out how to change or revoke your voting instructions.

Who will bear the cost of this proxy solicitation?

We will bear the cost of solicitation of proxies. This includes the charges and expenses of preparing, assembling, and mailing the Proxy Statement and other soliciting materials and the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of our issued and outstanding Common Stock. Proxies will be solicited by mail, and may be solicited personally by directors, officers, or our employees, who will not receive any additional compensation for any such services.

Where can I find the voting results of the Annual Meeting?

Our intention is to announce the preliminary voting results at the Annual Meeting and to publish the final results within four business days after the Annual Meeting on a Current Report on Form 8-K to be filed with the SEC and which we will make available on our website at investors.sportsmans.com under “Financials & Filings”.

What do I do if I receive more than one proxy or set of voting instructions?

If you received more than one proxy card or voting instruction form (if you receive your proxy materials by mail), your shares may be registered in different names or with different addresses or are in more than one account. You must separately vote the shares shown on each proxy card or voting instruction form that you received in order for all of your shares to be voted at the Annual Meeting.

If I share an address with another stockholder and received only one copy of the proxy materials, how do I obtain an additional copy?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, stockholders of record who have the same address and last name and did not receive their proxy materials electronically will receive only one copy of our proxy materials unless we receive contrary instructions from one or more of such stockholders. Upon oral or written request, we will deliver promptly a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of proxy materials was delivered. If you are a stockholder of record at a shared address to which we delivered a single copy of the proxy materials and you desire to receive a separate copy of the proxy materials for the Annual Meeting or for our future meetings, or if you are a stockholder at a shared address to which we delivered multiple copies of the proxy materials and you desire to receive one copy in the future, please submit your request to the Householding Department of Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, New York 11717, or at 1-866-540-7095. If you are a beneficial stockholder, please contact your bank, broker or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple reports by revoking your consent to householding or wish to request single copies of the proxy materials in the future.

2024 Proxy Statement	9

PROPOSAL 1 ELECTION OF DIRECTORS

Our Board of Directors is currently set at nine directors. On April 12, 2024, each of Erica Fortune, Gregory P. Hickey and Philip C. Williamson notified the Board of his or her intention to resign as a member of the Board effective immediately prior to the commencement of the Annual Meeting. As a result, the Board approved the reduction in the size of our Board from nine to six directors, effective immediately prior to the commencement of the Annual Meeting. At our 2023 annual meeting of stockholders, and upon recommendation by the Board, our stockholders voted to begin a phased-in declassification of the Board so that, beginning with the Annual Meeting, directors will be elected for one-year terms as their terms expire. Such phased-in transition is occurring as follows:

▪
The terms of Mr. Becker and Mr. Sansom will expire at the Annual Meeting;
▪
The terms of Ms. Bejar and Mr. McBee will expire at our 2025 annual meeting of stockholders; and
▪
The terms of Mr. Stone and Ms. Walsh will expire at our 2026 annual meeting of stockholders;

As a result of the declassification of the Board, upon the expiration of the term of a class of directors, directors for that class will be elected for a new one-year term at the annual meeting of stockholders in the year in which their term expires. Each director’s term is subject to the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Subject to any rights applicable to any then outstanding preferred stock, any vacancies on our Board may be filled only by the affirmative vote of a majority of the directors then in office.

The Nominating and Governance Committee of the Board is responsible for reviewing and recommending to the Board from time to time the experience, qualifications, attributes, skills or other criteria desired for directors and director candidates. In considering candidates for nomination or appointment to the Board, the Board considers such factors such as whether the director candidate has relevant expertise upon which to be able to offer advice and guidance to management, has sufficient time to devote to the affairs of the Company, has demonstrated excellence in his or her field, has the ability to exercise sound business judgment and has the commitment to rigorously represent the long-term interests of the Company’s stockholders. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting its assessment, the Board considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experiences, background and capability. Although we do not have a formal diversity policy, we believe it is important to have an appropriate mix of diversity for the optimal functionality of the Board. As of the date of this Proxy Statement, three of our nine directors self-identify as "diverse" as such term is defined in Listing Rule 5605(f) of The Nasdaq Stock Market LLC ("Nasdaq") with three directors who self-identify as female and one director who self-identifies as an “underrepresented minority” as such term is defined in Nasdaq Listing Rule 5605(f). After the Annual Meeting, assuming the directors nominees herein are elected to the Board and giving effect to the resignations prior to the commencement of the Annual Meeting, two of our six directors will self-identify as "diverse" as such term is defined in Listing Rule 5605(f) of The Nasdaq Stock Market LLC ("Nasdaq") with three directors who self-identify as female and one director who self-identifies as an “underrepresented minority” as such term is defined in Nasdaq Listing Rule 5605(f). In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.

All of our directors bring to the Board a wealth of executive leadership experience. Below we identify and describe the key experience, qualifications, and skills our directors bring to the Board that are important in light of our businesses and structure. The directors’ experiences, qualifications, and skills that the Board considers in their re-nominations are included in their individual biographies.

2024 Proxy Statement	10

PROPOSAL 1 ELECTION OF DIRECTORS

Nominees for Election as Directors at this Annual Meeting

Steven Becker, 57 Board Member Director Since: January 2024 SPWH Committees: ▪ Member of the Nominating and Governance Committee

KEY EXPERIENCE

▪
Served in various roles with Tuesday Morning Corp., including as Chief Executive Officer and a member of the board of directors from December 2015 until May 2021, as Chairman of the Board from July 2012 until September 2015, and as Executive Chairman and head of the Office of the Chairman from September 2015 until December 2015
▪
Prior to becoming CEO of Tuesday Morning Corp, spent 20 years in the investment management industry with a focus on investing in middle market public companies
▪
Served as the co-managing partner at Becker Drapkin Management, L.P., whose predecessor, Greenway Capital, he founded in 2005
▪
From 1997 to 2004, served as a partner at Special Situations Funds, a New York City based asset manager
▪
Prior to joining Special Situations Funds, served as a part of the distressed debt and leveraged equities research team at Bankers Trust Securities
▪
Began his career at Manley Fuller Asset Management in New York as a small cap analyst
▪
Has extensive public company board experience, having served as a director of a variety of public and non-public companies including Hot Topic, Inc., an apparel retailer, PLATO Learning, Inc., an educational software company, Ruby Tuesday, a national restaurant company, Emcore, a semiconductor producer, Fuel Systems Solutions, a manufacturer of alternative energy systems, and Special Diversified Opportunities, a holding company that owns businesses in a variety of industries

SKILLS AND QUALIFICATIONS

▪
Decades of experience as an investor, board member and executive leader across a variety of industries, including as a chief executive officer and board member in the retail sector.
▪
Bachelor of Arts degree from Middlebury College
▪
Juris Doctor from the University of Florida.

2024 Proxy Statement	11

PROPOSAL 1 ELECTION OF DIRECTORS

Steven Sansom, 55 Board Member Director Since: September 2023 SPWH Committees: ▪ Member of the Compensation Committee

KEY EXPERIENCE

▪
Has served as the founder and chairman of Steel Grove Capital Advisors and Steel Grove Family Office since September 2001
▪
Served as founder, principal and member of the board of directors of Center Coast Capital Advisors, an independent investor in United States mid-stream energy infrastructure assets, from November 2007 until February 2018
▪
Served as a vice president of Goldman Sachs & Co. between August 1993 and September 2001
▪
Served in the Institutional Equity Capital Markets Group at Merrill Lynch Global Capital Markets from August 1991 to September 1993
▪
Serves currently on the Executive Advisory Board of Brown Brothers Harriman Capital Partners, the middle markets private equity investment group at Brown Brothers Harriman & Co.
▪
Serves currently as a member of several boards of directors, including the advisory board of Axxes Capital, a private markets investment firm and the Viome Life Sciences Advisory Board

SKILLS AND QUALIFICATIONS

▪
Decades of experience as an investor, board member and executive leader across a variety of industries; service in senior positions at high-growth businesses in the logistics and real estate sectors and capital allocation expertise gained in such roles.
▪
Bachelor's degree in Business from Millsaps College and also attended Harvard Business School's executive education program.

2024 Proxy Statement	12

PROPOSAL 1 ELECTION OF DIRECTORS

Directors Continuing in Office Until Our 2025 Annual Meeting of Stockholders

Martha Bejar, 62 Board Member Director Since: February 2019 SPWH Committees: ▪ Chair of the Nominating and Governance Committee ▪ Member of the Audit Committee

KEY EXPERIENCE

▪
CEO and Director of Unium Inc., a WiFi software solution provider, from March 2017 to March 2018
▪
CEO and Director at Flow Mobile Inc., a broadband wireless access solution provider, from January 2012 to December 2015
▪
Chairperson and CEO of Wipro Infocrossing Cloud Computing Services.
▪
Corporate Vice President for the Communications Sector at Microsoft Corp.
▪
Has extensive public company board experience, having served as a director of a variety of public companies including Lumen Technologies, Inc.; CenturyLink Inc.; CommVault Systems, Inc.; Quadient S.A.; Mitel Systems

SKILLS AND QUALIFICATIONS

▪
Executive leadership experience; technical expertise and extensive experience in the communications and technology industries.
▪
Life Member of Council on Foreign Relations.
▪
Advanced Management Program degree from Harvard University Business School.
▪
Bachelor of Science in Industrial Engineering from the University of Miami.
▪
Master of Business Administration from Nova Southeastern University.

Richard McBee, 60 Chair of the Board Director Since: November 2018 SPWH Committees: ▪ Member of the Compensation Committee

KEY EXPERIENCE

▪
Currently serves as President and Chief Executive Officer of CLEAResult Consulting, Inc., a position he has held since July 2021.
▪
Served as President and Chief Executive Officer of Riverbed Technology from October 2019 to June 2021.
▪
Served as President, Chief Executive Officer and Director of Mitel Networks Corporation (Nasdaq: MITL) from January 2011 to October 2019
▪
Served as President of the Communications and Enterprise Group of Danaher Corporation (NYSE: DHR) from 2007 to 2011. He joined Danaher in 2007 as President, Tektronix Communications, following the acquisition by Danaher of Tektronix.
▪
Spent 15 years with Tektronix and held a variety of positions of increasing responsibility, including Senior Vice President and General Manager, Communications Business Unit; Senior Vice President of Worldwide Sales, Service and Marketing; and Vice President of Marketing and Strategic Initiatives.

SKILLS AND QUALIFICATIONS

▪
Strong leadership skills, experience as a Chief Executive Officer and prior experience as Chief Executive Officer of a public company.
▪
Bachelor of Science from the United States Air Force Academy.
▪
Master of Business Administration from the Chapman School of Business and Economics.

2024 Proxy Statement	13

PROPOSAL 1 ELECTION OF DIRECTORS

Directors Continuing in Office Until Our 2026 Annual Meeting of Stockholders

Nancy A. Walsh, 63 Board Member Director Since: August 2022 SPWH Committees: ▪ Chair of the Audit Committee ▪ Member of the Compensation Committee

KEY EXPERIENCE

▪
Chief Financial Officer of Katapult Holdings, Inc. (Nasdaq: KPLT) since December 2022.
▪
Served as the Executive Vice President and Chief Financial Officer of LL Flooring Holdings, Inc., a specialty retailer of hard-surface floorings, from September 2019 to November 2022
▪
Served from January 2018 until April 2019 as Executive Vice President and Chief Financial Officer of Pier 1 Imports, Inc., a home furnishing and decor retailer. Pier 1 Imports, Inc. filed for Chapter 11 bankruptcy protection in February 2020.
▪
Served from November 2015 until December 2017 as Executive Vice President and Chief Financial Officer of The Bon-Ton Stores, Inc., a department store chain. The Bon-Ton Stores, Inc. filed for Chapter 11 bankruptcy protection in February 2018.
▪
Served in various financial positions, including as Senior Vice President of Finance, with Tapestry, Inc. (NYSE: TPR), formerly known as Coach, Inc., a fashion handbag, leather goods and apparel retailer from March 1999 to December 2013.

SKILLS AND QUALIFICATIONS

▪
Executive leadership experience; experience as a Chief Financial Officer of multiple public companies.
▪
Bachelor of Science in Zoology from the University of New Hampshire and holds a Master of Business Administration from Northeastern University.

Paul Stone, 54 President and CEO Director Since: November 2023

KEY EXPERIENCE

▪
Served as President and Chief Operating Officer of Hertz Global Holdings, Inc. (Nasdaq: HTZ) from October 2021 to September 2023 after serving as Interim Chief Executive Officer and on the Board of Directors from May 2020 to October 2021.
▪
Additionally served as Hertz's Executive Vice President and Chief Retail Operations Officer for North America from March 2018 to May 2020.
▪
Served as the Chief Retail Officer of Cabela's Inc., and outdoor outfitter retail company from November 2015 to December 2017.
▪
Prior to joining Cabela's, Mr. Stone spent 28 years with Sam's Club, a retail warehouse subsidiary of Walmart Inc. in various leadership roles.

SKILLS AND QUALIFICATIONS

▪
Executive leadership experience and over 30 years of experience in the retail industry.

2024 Proxy Statement	14

PROPOSAL 1 ELECTION OF DIRECTORS

Skills Matrix

Our Nominating and Governance Committee utilizes a skills matrix as part of the Board’s annual evaluation, succession planning, and director nomination process. The goal is to ensure that the Board collectively possesses the relevant skills and backgrounds for effective governance, meaningful strategic planning and strong leadership that enhances financial performance and builds stakeholder value. The following skills matrix shows a summary of the skills and core competencies of our director nominees and continuing directors and should not be considered to be a complete list of each director’s strengths and contributions to the Board.

Skills	McBee	Becker	Bejar	Sansom	Stone	Walsh
Executive Management	X	X	X	X	X	X
Brand Positioning & Marketing	X	X		X	X	X
Omni-Channel Experience	X			X	X	X
Human Resources & Talent Management	X			X	X
Innovation & Technology	X		X	X
Supply Chain	X	X			X
Risk & Cybersecurity	X		X	X		X
Strategic Planning & Transformation	X	X	X	X	X	X
Environmental, Social & Governance	X		X		X	X
Accounting & Finance	X	X	X	X	X	X

Skills	Qualifications for the Skill
Executive Management	Business and strategic management experience from service in a significant leadership position, such as a chief executive officer, chief financial officer, or other senior leadership role
Brand Positioning & Marketing	Experience in developing and guiding strategic efforts to develop market share in new or existing markets, building brand awareness and enhancing enterprise reputation.
Omni-Channel Experience	Experience in use of technology to facilitate business operations and customer service and/or customer relationship management.
Human Resources & Talent Management

Experience in managing and developing a large workforce, managing compensation, managing inclusion and diversity efforts, implementing succession planning and talent management, and/or managing other human capital initiatives.

Innovation & Technology	Experience in use of technology, digital platforms and new media to facilitate business operations and customer service.
Supply Chain	Experience in managing significant manufacturing and distribution operations.
Risk & Cybersecurity	Experience overseeing and managing company risk, including experience in information security, data privacy and cybersecurity.
Strategic Planning & Transformation	Experience defining and driving strategic direction and growth and managing the operations of a business or large organization.
Environmental, Social & Governance	Experience in environmental, social, and governance criteria and community affairs matters, including as part of a business and managing corporate social responsibility issues as business imperatives.
Accounting & Finance	Financial or accounting experience and an understanding of financial reporting, internal controls and compliance.

2024 Proxy Statement	15

PROPOSAL 1 ELECTION OF DIRECTORS

Nominees for Election

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Mr. Becker and Mr. Sansom for election to the Board to serve until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified. Each of the nominees is currently a member of our Board of Directors. Mr. Becker and Mr. Sansom joined our Board in September 2023 and January 2024, respectively. Each of Mr. Becker and Mr. Sansom is standing for election to our Board for the first time. Mr. Becker was initially identified as a potential director nominee by one of our stockholders. Mr. Sansom was initially identified as a potential director nominee by one of our existing non-management directors. The Nominating and Governance Committee then assessed the potential candidacy of each of Mr. Becker and Mr. Sansom in light of the director criteria included in our Corporate Governance Guidelines. Each member of the Nominating and Governance Committee, as well as certain other directors, interviewed Mr. Becker and Mr. Sansom. Following these interviews, the Board of Directors then met, discussed and approved the appointments of Mr. Becker and Mr. Sansom to the Board of Directors. The nominees for election have consented to be named in this Proxy Statement and to serve as directors if elected. If any of the nominees are unable or unwilling for good cause to serve as directors if elected (which is not anticipated), the persons who are designated as proxy holders may exercise discretionary authority to vote for a substitute nominee selected by our Board or our Board may reduce the number of directors serving on the Board.

Vote Required for Election of Directors

Each director nominee will be elected to the Board at the Annual Meeting if he or she receives a majority of the votes cast with respect to his or her election (that is, the number of votes cast “FOR” the nominee must exceed the number of votes cast “AGAINST” the nominee). Broker non-votes and abstentions are not treated as votes cast and therefore will not be considered in determining the outcome of the election of directors.

Our majority voting standard includes a director resignation policy that requires an incumbent director who stands for election to the Board but who fails to receive a majority of the votes cast in an uncontested election of directors to tender his or her resignation to the Secretary of the Company promptly following certification of the election results. In such event, the Board, considering the recommendation of the Nominating and Governance Committee of the Board, must decide whether to accept or reject the resignation and publicly disclose its decision, including the rationale behind any decision to reject the tendered resignation, within 90 days following certification of the election results. The Nominating and Governance Committee and the Board may, in making their recommendation or decision, as applicable, consider any factors and other information that they consider appropriate and relevant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

2024 Proxy Statement	16

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board has developed corporate governance practices to help it fulfill its responsibility to stockholders to oversee the work of management in the conduct of the Company’s business and to seek to serve the long-term interests of stockholders. The Company’s corporate governance practices are memorialized in our Corporate Governance Guidelines which direct our Board’s actions with respect to, among other things, our Board composition and director qualifications, composition of the Board’s standing committees, stockholder communications with the Board, succession planning and the Board’s annual performance evaluation. A current copy of our Corporate Governance Guidelines is available on our website at investors.sportsmans.com.

Annual Board Evaluation

Pursuant to our Corporate Governance Guidelines and the charter of the Nominating and Governance Committee, the Nominating and Governance Committee oversees an annual evaluation of the performance of the Board and each of its committees in order to assess the overall effectiveness of the Board and its committees. The evaluation process is designed to facilitate ongoing, systematic examination of the Board’s effectiveness and accountability, and to identify opportunities for improving its operations and procedures. The effectiveness of individual directors is considered each year when the directors stand for re-nomination

Director Independence

Our Board has determined that each of Mses. Bejar, Fortune and Walsh and Messrs. Becker, Hickey, McBee, Sansom and Williamson qualify as an “independent director” under Nasdaq Listing Rule 5605(a)(2). Mr. Stone does not currently qualify as an independent director because he is employed as our President and Chief Executive Officer. In addition, our Board previously affirmatively determined that Mr. Schneider, the former Chair of our Board, was an independent director during the periods of fiscal year 2024 that he did not serve as our Interim President and Interim Chief Executive Officer. Our Board previously determined that Mr. Barker, a former member of our Board, was not an independent director because he was employed as our President and Chief Executive Officer.

In making its independence determinations, our Board considered the relationships that each of these non-employee directors has with the Company, including the transactions listed below, and all other facts and circumstances our Board deemed relevant in determining their independence. Mr. Williamson is currently a Brand Ambassador for Williamson-Dickie Mfg. Co., and was previously its President and Chief Executive Officer from 1997 to 2017. Williamson-Dickie Mfg. Co. is owned by V. F. Corporation. V. F. Corporation sells certain products to us in the ordinary course of business. The amount involved in these transactions represented less than 1% of V. F. Corporation’s annual gross revenue for each of fiscal year 2021, 2022 and 2023. Our Board affirmatively determined that our transactions with V. F. Corporation did not, and would not, interfere with Mr. Williamson’s exercise of independent judgment in carrying out his responsibilities as a director. As required under applicable Nasdaq rules, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Meetings and Attendance

During fiscal year 2023, our Board held 32 meetings, the Audit Committee held four meetings, the Compensation Committee held 10 meetings and the Nominating and Governance Committee held 7 meetings. Each of our directors attended at least 75% of the aggregate meetings of the Board and the committees of the Board on which he or she served during fiscal year 2023.

It is the Board’s policy to encourage directors to attend each annual meeting of stockholders, either in person or telephonically. Our Board expects each director to attend the Annual Meeting. All of our then-current directors attended our 2023 annual meeting of stockholders.

2024 Proxy Statement	17

CORPORATE GOVERNANCE

Board Leadership and Structure

Our Corporate Governance Guidelines provide that the Board will exercise its discretion in combining or separating the offices of the Chair of the Board and the Chief Executive Officer, based on the Board’s judgment of the best interests of the Company and its stockholders from time to time. The Board recognizes that the roles of Chief Executive Officer and Chair of the Board are distinct. While the Chief Executive Officer is responsible for setting our strategic direction and for our day-to-day leadership and performance, the Chair of the Board provides guidance to the Chief Executive Officer and sets the agenda for, and presides over, meetings of the Board. The Board believes that participation of the Chief Executive Officer as a director, while keeping the roles of Chief Executive Officer and Chair of the Board separate, provides the proper balance between independence and management participation at this time. Mr. Stone currently serves as our Chief Executive Officer and Mr. McBee currently serves as our independent Chair of the Board.

Board’s Role in Risk Oversight

One of the principal functions of our Board is to provide oversight concerning the assessment and management of risk related to our business. The Board is involved in risk oversight through direct decision-making authority with respect to fundamental financial and business strategies and major corporate activities, including material acquisitions and financings, as well as through its oversight of management and the committees of the Board. Management is responsible for identifying the material risks facing the Company, implementing appropriate risk management strategies and ensuring that information with respect to material risks is shared with the Board or the appropriate Board committee. In connection with this responsibility, members of management provide regular reports to the Board regarding business operations and strategic planning, financial planning and budgeting and regulatory matters, including any material risk to the Company relating to such matters.

The Board has delegated oversight for specific areas of risk exposure to committees of the Board as follows:

1.
The Audit Committee is responsible for discussing the Company’s overall risk assessment and risk management policies with management, our internal auditors and our independent registered public accounting firm, as well as the Company’s plans to monitor and control any financial risk exposure. The Audit Committee is also responsible for primary risk oversight related to our financial reporting, accounting and internal controls. In addition, the Audit Committee reviews all related party transactions under Item 404(a) of Regulation S-K, including the risks relating to those transactions impacting the Company. The Audit Committee is also responsible for overseeing the Company's cybersecurity risk management processes, including oversight and mitigation risks from cybersecurity threats.
2.
The Compensation Committee reviews the Company’s incentive compensation arrangements to help ensure that they do not encourage unnecessary risk-taking. See below under “Compensation Risk Assessment.”
3.
The Nominating and Governance Committee reviews corporate governance-related risks impacting the Company, including those related to environmental and social matters.

At each regular meeting of our Board, the chairperson of each committee reports to the full Board regarding the matters reported and discussed at any committee meetings, including any matters relating to risk assessment or risk management. Upon the request of the committees, our Chief Executive Officer and Chief Financial Officer attend meetings of these committees when they are not in executive session, and often report on matters that may not be otherwise addressed at these meetings. Also, at least annually the Board receives an update relating to cybersecurity risks facing the Company and the steps that the Company has taken in order to address these risks. In addition, our directors are encouraged to communicate directly with members of management regarding matters of interest, including matters related to risk, at times when meetings are not being held. Our Board believes that the processes it has established for overseeing risk would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of leadership structure as described under “Board Leadership and Structure” above.

2024 Proxy Statement	18

CORPORATE GOVERNANCE

Compensation Risk Assessment

We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to encourage unnecessary or excessive risk taking that could have a material adverse effect on the Company. In addition, the Compensation Committee believes the mix and design of the elements of our executive compensation program do not encourage management to assume unnecessary or excessive risks that could have a material adverse effect on the Company.

Policy on Hedging and Pledging

The Company recognizes that hedging against losses in Company stock is not appropriate or acceptable trading activity for individuals employed by or serving the Company. The Company has incorporated prohibitions on various hedging activities within its insider trading policy, which policy applies to directors, officers and employees. The policy prohibits all directors, officers and employees from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities. The policy also prohibits pledging any Company stock or equity awards as collateral for any margin account, or other form of credit arrangement.

Human Capital

We appreciate the importance of retention, growth and development of our employees. We strive to provide competitive compensation and benefits packages, opportunities for advancement, and extensive training programs and learning opportunities for our employees. We strive to ensure pay equity between our female employees and male employees performing equal or substantially similar work. We are also focused on understanding our diversity and inclusion strengths and opportunities and executing on a strategy to support further progress.

We believe that the recruitment, training and knowledge of our employees and the consistency and quality of the service they deliver are central to our success. We emphasize deep product knowledge for store managers and sales associates during both the hiring and training stages. We hire most of our sales associates for a specific department or product category. One of our unique assets is a designated training room located at our headquarters. Our training room is used frequently for firm-wide training programs and by vendors to stage training demonstrations for new products.

Committees of the Board of Directors

The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. All committee members are independent directors and meet the independence requirements under Nasdaq for the applicable committee on which they serve. In addition, each member of the Audit Committee also meets the independence requirements under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and satisfies the additional financial literacy requirements of the Nasdaq rules. Our Board has also determined that each member of the Compensation Committee satisfies the additional independence requirements specific to compensation committee membership under applicable rules of Nasdaq. In making this determination, the Board considered whether the director has a relationship with the Company that is material to the director’s ability to be independent from management in connection with the duties of a member of the Compensation Committee.

The charters of these committees are available on our website at investors.sportsmans.com.

2024 Proxy Statement	19

CORPORATE GOVERNANCE

The current composition of each of our three standing committees is set forth below. The Board intends to revise its committee memberships immediately after the Annual Meeting after Ms. Fortune, Mr. Hickey and Mr. Williamson have resigned. The Board has not yet determined the composition of each committee as it will be in place after the Annual Meeting. Mr. Stone, our President and Chief Executive Officer, does not serve on any committees of the Board.

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Steven R. Becker			X
Martha Bejar	X		Chairperson
Erica Fortune			X
Gregory P. Hickey	X		X
Richard McBee		X
Steven W. Sansom		X
Nancy A. Walsh	Chairperson	X
Philip C. Williamson	X	Chairperson

Audit Committee

Our Audit Committee is responsible for, among other things:

▪
selecting and hiring our independent registered public accounting firm and approving the audit and non-audit services to be performed by our independent registered public accounting firm;
▪
evaluating the qualifications, performance and independence of our independent registered public accounting firm;
▪
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
▪
reviewing the adequacy and effectiveness of our internal control policies and procedures;
▪
preparing the audit committee report required by the SEC to be included in our annual proxy statement;
▪
discussing the scope and results of the audit with the independent registered public accounting firm and reviewing with management and the independent registered public accounting firm our interim and year-end operating results; and
▪
reviewing our exposure to risk and reviewing any significant financial risk exposures facing us and management’s plans to monitor, control and/or minimize such exposures, including cybersecurity risk management processes and mitigation of risks from cybersecurity threats.
▪
approving related party transactions.

Our Board has determined that each of Mr. Hickey and Ms. Walsh qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d) of Regulation S-K.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

▪
reviewing and approving the compensation of our executive officers, including annual base salary, annual incentive bonuses, specific performance goals relevant to their compensation, equity compensation, and employment;
▪
reviewing succession planning for our Chief Executive Officer and management;

2024 Proxy Statement	20

CORPORATE GOVERNANCE

▪
administering and determining any award grants under our equity incentive plan;
▪
recommending to the Board the compensation of our directors;
▪
preparing any compensation committee report required by the SEC to be included in our annual proxy statement; and
▪
periodically reviewing risks related to our compensation policies and practices.

The Compensation Committee has the power to appoint, from among its members, subcommittees, each of which may have (as determined by the Compensation Committee) the full power of the Compensation Committee; provided, however, that the Compensation Committee shall not delegate to a subcommittee any power or authority required by law, regulation or listing standard to be exercised by the Compensation Committee as a whole. The Compensation Committee has not delegated and has no current intention to delegate any of its authority with respect to determining executive officer compensation to any subcommittee. In determining compensation for executive officers other than the Chief Executive Officer, the Compensation Committee may consider, among other things, the recommendations of the Chief Executive Officer and other officers.

In 2023, our Compensation Committee engaged the services of Frederic W. Cook & Co. (“FW Cook”), a compensation consulting firm, to advise the Compensation Committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compare to the compensation practices of other selected companies. FW Cook does not provide any services to us other than the services provided to the Compensation Committee. The Compensation Committee believes that FW Cook does not have any conflicts of interest in advising the Compensation Committee under applicable SEC rules or Nasdaq listing standards. The Compensation Committee has assessed the independence of FW Cook pursuant to SEC rules and Nasdaq listing standards and concluded that no conflict of interest exists that would prevent FW Cook from independently representing the committee.

Nominating and Governance Committee

Our Nominating and Governance committee is responsible for, among other things:

▪
assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to our Board;
▪
reviewing developments in corporate governance practices and developing and recommending corporate governance guidelines to our Board;
▪
overseeing the evaluation of our Board and management;
▪
reviewing the Company’s environmental and social responsibility policies and practices; and
▪
recommending members for each Board committee of our Board.

Director Candidates Recommended by Stockholders

The Nominating and Governance Committee will consider director candidates recommended by stockholders. Properly communicated stockholder-recommended director candidates will be considered in the same manner and using the same criteria as used for any other director candidate. To be properly communicated, stockholders desiring to recommend candidates for consideration by the Nominating and Governance Committee and the Board should submit their recommendation in writing to the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South, West Jordan, Utah 84088, no later than the January 1st prior to the next annual meeting of stockholders, together with all information about the stockholder and the candidate that would be required if the stockholder was nominating the candidate for election to the Board. For additional information on such requirements, see “Proposals of Stockholders and Director Nominations for 2025 Annual Meeting.” The Nominating and Governance Committee may request additional information concerning such director candidate as it deems reasonably required to determine the eligibility and qualification of the director candidate to serve as a member of the Board. For a discussion of the factors

2024 Proxy Statement	21

CORPORATE GOVERNANCE

and other criteria the Nominating and Governance Committee and Board will consider when evaluating a director candidate, see “Proposal 1—Election of Directors.”

Please note that stockholders who wish to nominate a person for election as a director in connection with an annual meeting of stockholders (as opposed to making a recommendation to the Nominating and Governance Committee as described above) must deliver written notice to our Secretary as described further under “Proposals of Stockholders and Director Nominations for 2025 Annual Meeting.”

Communications with the Board of Directors

Individuals may contact our entire Board, an individual director, the independent directors as a group, any Board committee or any Chairperson of any Board committee by sending a written communication to the Board, the individual director, the independent directors as a group, any Board Committee or any Chairperson of any Board committee in care of:

Sportsman’s Warehouse Holdings, Inc.

Attn: Secretary

1475 West 9000 South

West Jordan, Utah 84088

Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and should be addressed to the Board, any such individual director, the independent directors as a group, Board committee or Chairperson of any Board committee by either name or title. Each communication will be reviewed by the Company’s Secretary to determine whether it is appropriate for presentation to the directors. Junk mail, job inquiries, business solicitations, or hostile communications will not be presented. In addition, if requested by stockholders, when appropriate, the Lead Independent Director will also be available for consultation and direct communication with stockholders.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics applicable to our employees, directors, and officers. This Code of Conduct and Ethics is applicable to our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. The code is available on our website at investors.sportsmans.com. If we ever were to amend or waive any provision that applies to our principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, we intend to promptly disclose any such amendments or waivers on our website at investors.sportsmans.com, rather than by filing a Current Report on Form 8-K.

2024 Proxy Statement	22

EXECUTIVE OFFICERS OF THE COMPANY

The table below sets forth certain information regarding our executive officers as of the date of this Proxy Statement:

Name	Age	Position
Paul Stone	54	President and Chief Executive Officer
Jeff White	39	Chief Financial Officer and Secretary

See “Proposal 1—Election of Directors— Directors Continuing in Office Until Our 2026 Annual Meeting of Stockholders” for information concerning the business experience of Mr. Stone. Information concerning the business experience of our other executive officer is set forth below.

Jeff White has served as our Chief Financial Officer since January 2022 and our Secretary since September 2021. Mr. White previously served as our Vice President of Finance, Chief Accounting Officer and Interim Chief Financial Officer from September 2021 to January 2022. From August 2016 to September 2021, Mr. White served as the Company’s Senior Director, Finance and Accounting. Prior to his time at the Company, Mr. White served as Manager at KPMG LLP from August 2011 to August 2016. Mr. White holds a Bachelors of Arts and Master’s degree in accountancy from the University of Utah and is a licensed certified public accountant in the state of Utah.

There are no family relationships between or among any of our executive officers or directors.

2024 Proxy Statement	23

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This Compensation Discussion and Analysis discusses our executive compensation policies and how and why our Compensation Committee arrived at specific compensation decisions for the fiscal year ended February 3, 2024 (sometimes referred to as “fiscal year 2023”) for the individuals who served as our principal executive officer and principal financial officer during such fiscal year, collectively referred to as our “named executive officers” for fiscal year 2023:

Name	Position(s)
Paul Stone	President and Chief Executive Officer
Jon Barker	Former President and Chief Executive Officer
Joseph P. Schneider	Former Interim President and Interim Chief Executive Officer
Jeff White	Chief Financial Officer and Secretary

We did not have any other “executive officers” (as defined in Rule 3b-7 under the Exchange Act) during fiscal year 2023.

Leadership Transitions During Fiscal Year 2023

On April 14, 2023, Mr. Barker, our previous President and Chief Executive Officer and a member of the Board, retired and resigned from such roles. As a result, on April 14, 2023, the Board appointed Mr. Schneider, the Chairman of the Board, to serve as Interim President and Interim Chief Executive Officer and Ms. Bejar, the Chair of the Nominating and Governance Committee of the Board, to serve as Lead Independent Director. Mr. Schneider retired and voluntarily resigned from his positions as Interim President and Interim Chief Executive Officer , effective November 1, 2023, and resigned as a member of the Board, effective December 31, 2023. Mr. Stone became our Chief Executive Officer and President and was appointed as a member of the Board, in each case on November 1, 2023.

Executive Summary

The important features of our executive compensation program include the following:

▪
A substantial portion of executive pay is tied to performance. We structure a significant portion of our named executive officers’ compensation to be variable, at risk and tied directly to our measurable performance.
▪
Our executive bonuses are dependent on meeting corporate objectives. Our annual performance-based bonus opportunities for all of our named executive officers are dependent upon our achievement of annual corporate objectives established each year and the individual officer’s contributions towards such corporate objectives.
▪
We emphasize long-term equity incentives. Equity awards are an integral part of our executive compensation program, and comprise the primary “at-risk” portion of our named executive officer compensation package. These awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to remain employed with us on a long-term basis.
▪
We do not provide our executive officers with any excise tax gross ups.
▪
We generally do not provide executive fringe benefits or perquisites to our executives, such as car allowances.
▪
Our Compensation Committee has retained an independent third-party compensation consultant for guidance in making compensation decisions. The compensation consultant advises the Compensation Committee on market practices, including identifying a peer group of companies and their compensation practices, so that our Compensation Committee can regularly assess the Company's individual and total

2024 Proxy Statement	24

COMPENSATION DISCUSSION AND ANALYSIS

compensation programs against these peer companies, the general marketplace and other industry data points.
▪
We prohibit hedging and pledging of Company stock.
▪
We engage with our shareholders on the topic of executive compensation to understand their views on the structure of our pay programs to effectively incentivize and retain key talent, while creating long-term value for our investors.

Advisory Vote on Named Executive Officer Compensation, "Say-on-Pay"

At last year’s annual meeting of stockholders, approximately 68% of votes cast approved the “say-on-pay” proposal regarding the compensation awarded to our named executive officers. We take the views of our stockholders seriously and, after last year’s annual meeting of stockholders, determined that it would be appropriate to consult with stockholders to better understand any concerns that they may have regarding our executive compensation program.

Stockholder Feedback on Executive Compensation

As a result of our 2023 "say-on-pay" vote results, we reached out to stockholders representing approximately 65% of the Company's outstanding shares and engaged with stockholders representing approximately 60% of the Company's outstanding shares, including both passive and active investors. Either the Chair of the Board at the time of such meetings or the Chair of the Compensation Committee at the time of such meetings participated in each of the conversations. While many of our largest stockholders were generally supportive of our pay programs, they provided the following suggestions for refinement for the Compensation Committee's consideration:

▪
At least 50% of long term incentives should be performance contingent for all named executive officers.
▪
Relative total shareholder return ("TSR") should be considered as a performance measure in our long term incentive program.

In light of this feedback, the Compensation Committee considers the following information to be important for purposes of understanding the decisions made with respect to fiscal year 2023 compensation. Each of these points is discussed in more detail later in this Compensation Discussion & Analysis:

•
In fiscal year 2023 we awarded 50% performance contingent long term incentives to Mr. White, who was our only ongoing named executive officer. We awarded time-based awards to Mr. Schneider in recognition of the fact that performance-based awards would not be aligned with the interim nature of his CEO role, and he forfeited the unvested portion of his award upon termination of employment. Mr. Barker did not receive an equity award in fiscal year 2023.
•
In fiscal year 2023 and early fiscal 2024, we provided Mr. Stone with time-based equity awards in connection with his commencement of employment (as required by his employment agreement), as these awards were determined to be necessary in order to secure his employment , and because the grants occurred prior to the annual process pursuant to which we set performance goals and grant performance awards. His annual grants made in fiscal 2024 are 50% time-based and 50% performance-based.
•
The Compensation Committee considered the inclusion of relative TSR as a PSU metric, but instead chose a design that would directly focus executives on achieving the Company’s operating goals, which the Compensation Committee believes will in turn create shareholder value. In making this decision, the Compensation Committee noted that relative TSR is an uncommon measure among the company’s peer group of retail companies, with only two peers using this design.

While compensation decisions had already been made with respect to fiscal year 2023 and the CEO's hire at the time that we received this feedback, in response to the views expressed by stockholders, the Compensation Committee has committed to the following in fiscal year 2024:

2024 Proxy Statement	25

COMPENSATION DISCUSSION AND ANALYSIS

▪
Restructuring our compensation plans to focus on incentives aligned with a return to profitability, with a significant amount compensation to be "at risk".
▪
Increasing our focus on performance awards for our NEOs to create stronger alignment between company performance and stockholder returns. We granted only performance-based awards to our CFO for fiscal year 2024 annual awards. As noted above, under the terms of Mr. Stone’s employment agreement his fiscal year 2024 awards comprised 50% performance-based awards and 50% time-based awards. This creates strong alignment between company performance and delivered compensation.
▪
Implementing three-year cliff vesting on all aspects of officers' long-term incentives to enhance a long-term outlook (in fiscal year 2023 our performance-based awards had three year cliff vesting, but annual time vested RSUs vested annually).

2024 Proxy Statement	26

COMPENSATION DISCUSSION AND ANALYSIS

Advisory Vote on the Frequency of Named Executive Officer Compensation, "Say-on-Frequency"

At our 2020 annual meeting of stockholders, our stockholders indicated their approval of the recommendation that we solicit a say-on-pay vote on an annual basis (such vote on the frequency of the say-on-pay vote is commonly referred to as a “say-on-frequency” vote). A "say-on-frequency" vote is a non-binding, advisory vote that enables stockholders to express their preference as to how often they would like companies to hold an advisory vote on executive compensation. We have adopted a policy that is consistent with that preference and, accordingly, we are holding a say-on-pay vote on an annual basis. A “say-on-frequency” vote is required every six years, and as such, our next say-on-frequency vote will be in 2026.

Objectives, Philosophy and Elements of Executive Compensation

Our compensation program aims to achieve the following main objectives:

▪
align the interests of our executives with those of the stockholders;
▪
attract, motivate, reward and retain the top contributors upon whom, in large part, our success depends;
▪
be competitive with compensation programs for companies of similar size and complexity with whom we compete for talent, including direct competitors;
▪
provide compensation based upon the short-term and long-term performance of both the individual executive and the Company; and
▪
strengthen the relationship between pay and performance by emphasizing variable, at-risk compensation that is dependent upon the successful achievement of specified corporate and individual goals.

Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal components: base salary, annual performance-based bonuses and long-term incentive compensation. We also provide some of our executive officers with benefits available to all our employees, including retirement benefits under the Company’s 401(k) plan and participation in employee benefit plans. The following chart summarizes the three main elements of compensation, their objectives and key features.

Element of Compensation	Objectives	Key Features
Base Salary (fixed cash)	Provides financial stability and security through a fixed amount of cash for performing job responsibilities.

Generally reviewed annually and determined based on a number of factors (including individual performance and the overall performance of our Company) and by reference, in part, to market data provided by our independent compensation consultant.

2024 Proxy Statement	27

COMPENSATION DISCUSSION AND ANALYSIS

Element of Compensation	Objectives	Key Features
Performance Bonus (at-risk cash)	Motivates and rewards for attaining key annual corporate performance goals and individual contributions that relate to our key business objectives.

Target bonus amounts are generally reviewed annually and determined based upon positions that have similar impact on the organization and competitive bonus opportunities in our market. Bonus opportunities are dependent upon achievement of specific corporate performance objectives consistent with our long-term strategic plan and individual performance objectives that relate to the officer’s role and expected contribution toward reaching our corporate goals, generally determined by the Compensation Committee and communicated at the beginning of the year. Actual bonus amounts earned are determined after the end of the year, taking into account achievement of corporate objectives.

Long-Term Incentive (at-risk equity)

Motivates and rewards for long-term Company performance; aligns executives’ interests with stockholder interests and changes in stockholder value.

Attracts highly qualified executives and encourages their continued employment over the long-term.

Equity opportunities are generally reviewed annually and may be granted during the first half of the year or as appropriate during the year for new hires, promotions, or other special circumstances.

Individual award grant values are determined based on a number of factors, including current corporate and individual performance and market data provided by our independent compensation consultant.

We focus on providing a competitive compensation package to our executive officers, which provides significant short- and long-term incentives. We believe that this approach provides an appropriate blend of compensation elements to maximize stockholder value.

We do not have any formal policies for allocating compensation among salary, performance bonus awards and equity grants, short-term and long-term compensation or among cash and non-cash compensation. Instead, the Compensation Committee uses its judgment to establish a total compensation program for each named executive officer that is a mix of current, short-term and long-term incentive compensation, and cash and non-cash compensation, that it believes appropriate to achieve the goals of our executive compensation program and our corporate objectives. However, historically we have structured a significant portion of the named executive officers’ total target compensation so that it is comprised of performance-based bonus opportunities and long-term equity awards, in order to align the executive officers’ incentives with the interests of our stockholders and our corporate goals.

2024 Proxy Statement	28

COMPENSATION DISCUSSION AND ANALYSIS

How We Determine Executive Compensation

Role of our Compensation Committee, Management and the Board

The Compensation Committee is appointed by the Board and has responsibilities related to the compensation of the Company’s directors, officers, and employees and the development and administration of the Company’s compensation plans. For details on the Compensation Committee’s oversight of the executive compensation program, see the section titled “Corporate Governance—Committees of the Board of Directors.” Our Compensation Committee consists solely of independent members of the Board.

The Compensation Committee reviews all compensation paid to our executive officers, including our named executive officers. The Chief Executive Officer evaluates and provides to the Compensation Committee performance assessments and compensation recommendations. While the Chief Executive Officer discusses his recommendations for his direct reports with the Compensation Committee, he does not participate in the deliberations concerning, or the determination of, his own compensation. The Compensation Committee discusses and makes final determinations with respect to executive compensation matters without the Chief Executive Officer present during discussions of the Chief Executive Officer’s compensation. From time to time, various other members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in the Compensation Committee meetings.

The Compensation Committee meets periodically throughout the year to manage and evaluate our executive compensation program, and generally determines the principal components of compensation (base salary, performance bonus and equity awards) for our executive officers on an annual basis; however, decisions may occur at other times for new hires, promotions or other special circumstances as our Compensation Committee determines appropriate. The Compensation Committee does not delegate authority to approve executive officer compensation. The Compensation Committee does not maintain a formal policy regarding the timing of equity awards to our executive officers.

Role of Compensation Consultant

The Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. The Compensation Committee has retained FW Cook as its compensation consultant.

The Compensation Committee has analyzed whether the work of FW Cook as compensation consultant raises any conflict of interest, taking into account relevant factors in accordance with SEC rules and Nasdaq listing standards. Based on its analysis, our Compensation Committee determined that the work of FW Cook and the individual compensation advisors employed by FW Cook does not create any conflict of interest pursuant to the SEC rules and Nasdaq listing standards.

Use of Competitive Market Compensation Data

The Compensation Committee believes that it is important when making its compensation decisions to be informed as to the current practices of comparable public companies with which we compete for top talent. To this end, the Compensation Committee directed FW Cook to develop a proposed list of our peer group companies to be used in connection with assessing the compensation practices of the publicly traded companies with whom we compete or are considered specialty retailers.

2024 Proxy Statement	29

COMPENSATION DISCUSSION AND ANALYSIS

FW Cook proposed, and the Compensation Committee approved, a group of companies that would be appropriate peers based on Sportsman’s Warehouse’s industry focus and size based on employee headcount, revenues and market capitalization. The peer group with respect to fiscal year 2023 is as follows:

Peer Group
Academy Sports & Outdoors	Genesco
Big 5 Sporting Goods	Haverty Furniture
Boot Barn	Hibbett Sports
The Buckle	LL Flooring
Caleres	Party City
Citi Trends	Sally Beauty
The Container Store	Shoe Carnival
Designer Brands	Zumiez

Using data compiled from the peer companies, FW Cook completed an assessment of our executive compensation to inform the Compensation Committee’s determinations regarding executive compensation for fiscal year 2023. FW Cook prepared and the Compensation Committee reviewed, a range of market data reference points (generally at the 25th, 50th, and 75th percentiles of the market data) with respect to base salary, annual incentives, equity compensation, total target cash compensation (base salary and the target annual incentive) and total direct compensation (total target cash compensation and equity compensation) with respect to each of our named executive officers. The Compensation Committee did not target pay at any particular percentile of the market data, but rather reviewed these market data reference points as a helpful reference point in making fiscal year 2023 compensation decisions. Market data is only one of the factors that the Compensation Committee considers in making compensation decisions. The Compensation Committee considers other factors as described below under “Factors Used in Determining Executive Compensation.”

Factors Used in Determining Executive Compensation

Our Compensation Committee sets the compensation of our executive officers at levels they determine to be competitive and appropriate for each executive officer, using their professional experience and judgment. Pay decisions are not made by use of a formulaic approach or benchmark; the Compensation Committee believes that executive pay decisions require consideration of a multitude of relevant factors which may vary from year to year. In making executive compensation decisions, the Compensation Committee generally takes into consideration the factors listed below.

▪
company performance and existing business needs;
▪
each executive officer’s individual performance, scope of job function and the critical skill set of the executive officer to the Company’s future performance;
▪
the need to attract new talent to our executive team and retain existing talent in a highly competitive industry;
▪
general market practice, as described above under “Use of Competitive Market Compensation Data”; and
▪
recommendations from consultants on compensation policy determinations for our executive officers.

Fiscal Year 2023 Executive Compensation Program

Base Salary

In connection with Mr. Stone's appointment as Chief Executive Officer in November 2023, he entered into an employment agreement, pursuant to which his annual base salary was set at $1,100,000. In March 2023, Mr. White's base annual salary was increased from $350,000 to $475,000.

2024 Proxy Statement	30

COMPENSATION DISCUSSION AND ANALYSIS

During Mr. Schneider’s term as Interim President and Interim Chief Executive Officer, we paid Mr. Schneider an annual base salary of $1,200,000. Mr. Barker was receiving an annual base salary of $975,000 upon his retirement on April 14, 2023.

Annual Performance Bonus

The Company maintains an annual bonus program, pursuant to which our executives may earn cash bonuses based on upon the achievement of corporate performance goals. The Employment Agreement for Mr. Stone provided that his annual bonus for fiscal year 2023 was guaranteed at the full target amount of 150% of his base salary, pro-rated based on his start date. His employment agreement also provides that he will have a target annual bonus opportunity of 150% of his base salary beginning with the Company’s fiscal year 2024, subject to review and adjustment by the Company in its reasonable discretion. The target bonus for Mr. White was 70% of his annual base salary. As shown in the table below, the bonus program for fiscal year 2023 was based on the achievement of goals relating to adjusted EBITDA margin, gross margin and net sales growth, weighted 40%, 40% and 20%, respectively. Mr. Barker did not receive a bonus for fiscal year 2023 because he retired prior to his bonus being established or paid. Mr. Schneider was not eligible for an annual performance bonus.

Adjusted EBITDA Margin Goals	Adjusted EBITDA Margin Results	Total Gross Margin Goals	Total Gross Margin Results	Net Sales Growth Goals	Net Sales Growth Results
Threshold: 0% payout if <= 5.15%	1.9% (0% payout)	Threshold: 0% payout if <= 32.75%	29.8% (0% payout)	Threshold: 0% payout if <= 0.00%	Negative 8.0% (0% payout)

Target: 100% payout at 6.55%		Target: 100% payout at 33.25%		Target: 100% payout at 3.25%

Maximum: 200% payout at 7.10%		Maximum: 200% payout at 33.50%		Maximum: 200% payout at 7.00%

For purposes of the 2023 performance bonuses, “Adjusted EBITDA Margin” is Adjusted EBITDA of the Company divided by net sales of the Company determined in accordance with GAAP. “Adjusted EBITDA” is net (loss) income of the Company as determined in accordance with GAAP plus interest expense, income tax (benefit) expense, depreciation and amortization, stock-based compensation expense, director and officer transition costs, expenses related to the implementation of our cost reduction plan, legal settlements and related fees and expenses that are not indicative of ongoing expenses, and any other adjustments to net (loss) income disclosed by the Company in its filings with the Securities and Exchange Commission to determine Adjusted EBITDA. “Gross margin” is gross profit divided by net sales, in each case as determined in accordance with GAAP. “Net sales growth” is the increase in net sales for fiscal year 2023 compared to fiscal year 2022, in each case as determined in accordance with GAAP.

Based on this below-threshold achievement, Mr. White did not receive an annual bonus during fiscal year 2023 pursuant to the annual bonus program, which illustrates the alignment between company performance and delivered pay. As Mr. Stone was employed by us for only three months of 2023, his employment agreement states that for 2023 his bonus is guaranteed at target (i.e., 150% of his base salary), pro-rated to reflect the period of time that he worked in 2023, resulting in a bonus payment of $399,808. This bonus was part of the pay package that was determined to be necessary in order to attract Mr. Stone to the Company. For 2024, Mr. Stone will participate in the Company’s annual bonus program, which has no guaranteed element.

Other Cash Bonuses

Mr. Stone received a $350,000 signing bonus on his start date of November 1, 2023 in connection with entering into his employment agreement. Mr. Stone must repay the signing bonus if he resigns without “Good Reason” or is terminated by the Company for “Gross Misconduct” (as such terms are defined in the Employment Agreement) prior to the November 1, 2024. This signing bonus was determined to be necessary in order to recruit Mr. Stone to the Company.

2024 Proxy Statement	31

COMPENSATION DISCUSSION AND ANALYSIS

On April 27, 2023, the Company entered into a retention agreement with Mr. White immediately following the departure of Mr. Barker given the criticality of retaining Mr. White in the coming year. Pursuant to the retention agreement, the Company paid a cash retention bonus to Mr. White of $87,500 (the “First Bonus Installment”) within 30 days of May 1, 2023 and agreed to pay a second cash retention bonus of $87,500 (the “Second Bonus Installment”) within 30 days of May 1, 2024 (the “Second Retention Date”). In the event that Mr. White voluntarily terminates his employment with the Company and its subsidiaries prior to the Second Retention Date for any reason or if the Company or its subsidiaries terminate Mr. White for cause prior to the Second Retention Date, Mr. White will not be eligible to receive the Second Bonus Installment and will be required to repay the Company an amount equal to the after-tax amount of the First Bonus Installment received by Mr. White. In the event that the Company or its subsidiaries terminate Mr. White’s employment without cause prior to the Second Retention Date then, subject to certain conditions, Mr. White will be eligible to receive the Second Bonus Installment and Mr. White will not be required to repay any portion of the First Bonus Installment.

Equity Awards

Equity Grants in 2023

In April 2023, we granted time-based restricted stock units to Messrs. White and Schneider. Mr. White's awards, which represented 50% of his fiscal year 2023 equity award, vest in three substantially equal installments on April 10, 2024, April 10, 2025, and April 10, 2026, subject to the executive officer’s continued employment with us. Mr. Schneider's awards, which were granted in the context of his role as Interim President and Interim CEO, vest in four substantially equal installments on July 14, 2023, October 14, 2023, January 14, 2024 and April 14, 2025, subject to his continued employment with us. Mr. Schneider resigned as Interim President and Interim Chief Executive officer on November 1, 2023 and forfeited his unvested awards. In November 2023 we granted time-based restricted stock units to Mr. Stone that vest in three substantially equal installments on November 1, 2024, November 1, 2025 and November 1, 2026. The number of such awards that were granted to the named executive officers were as follows: 330,097 restricted stock units to Mr. Stone, 34,819 restricted stock units to Mr. Schneider and 35,714 restricted stock units to Mr. White. Mr. Barker was not granted any equity awards in 2023.

In addition, in April 2023, we granted 35,714 performance-based restricted stock units to Mr. White, representing 50% of his fiscal year 2023 equity award. Such awards were eligible to vest between 0% and 200% of the target number of restricted stock units based on our total return on invested capital and total operating income (as such terms are defined in the award agreements and summarized below), for fiscal years 2023, 2024 and 2025, with one-third of the total target number of restricted stock units subject to each award corresponding to each of those three performance periods. The goals with respect to each of these three performance years were set at the time of grant of the award. While determination of the number of restricted stock units that are eligible to vest with respect to a fiscal year is made following completion of such fiscal year, actual vesting of restricted stock units deemed eligible to vest will not occur until March 15, 2026, subject to the individual remaining in employment with or service to the Company as of such date. Performance-based vesting of the one-third of the total target number of restricted stock units subject to each such award that corresponded to the fiscal year 2023 performance period was determined based on the following:

50% of that portion of the performance-based restricted stock units become eligible to vest based on the Company’s total return on invested capital for fiscal year 2023, as follows:

FY 2023 Total Return on Invested Capital
Actual Level of Total Return on Invested Capital for the Performance Year	Vesting Eligibility Percentage
15.00% or Less	0%
16.25%	50%
17.50%	100%
18.75%	150%
19.38%	175%
20.00% or Greater	200%

2024 Proxy Statement	32

COMPENSATION DISCUSSION AND ANALYSIS

50% of that portion of the performance-based restricted stock units become eligible to vest based on the Company’s total operating income for the fiscal year 2023, as follows:

FY 2023 Total Operating Income
Actual Total Operating Income for the Performance Year	Vesting Eligibility Percentage
3.00% or Less	0%
3.14%	50%
3.28%	100%
3.89%	150%
4.20%	175%
4.50% or Greater	200%

For actual total return on invested capital and total operating income achievement results between two points in the preceding tables, the actual vesting eligibility percentage will be determined on a pro rata basis between points. For purposes of the awards, “return on invested capital” generally means the Company’s trailing twelve month 4-wall store earnings before interest, taxes, depreciation and amortization at the end of the 24th month since grand opening divided by the sum of (a) initial capital outlay (fixed asset investment less tenant allowance) plus (b) 90 day opening average inventory less new store allowances received by vendor for opening inventory (expressed as a percentage). For purposes of these awards, “operating income” generally means GAAP operating income divided by GAAP revenue (expressed as a percentage). The Compensation Committee must also adjust “return on invested capital” and “operating income” for certain events; however, none of those events occurred during fiscal year 2023.

In April 2024, the Compensation Committee determined that, for purposes of these awards, the Company did not achieve the required performance for any portion of the target restricted stock units that correspond to fiscal year 2023 to vest and therefore determined that such portion of the target performance-based restricted stock units was forfeited by Mr. White. We believe that this demonstrates our commitment to a pay-for-performance philosophy. This illustrates the pay program's alignment between actual Company performance and delivered pay.

Certification of Achievement of Vesting of 2022 Performance-Based Awards

In March 2022, we granted performance-based restricted stock units to Messrs. Barker and White in the target amount of 99,645 and 19,929 restricted stock units, respectively. Such awards were eligible to vest between 0% and 200% of the target number of restricted stock units based on our total revenue and adjusted earnings per share (“adjusted EPS”) performance (as such terms are defined in the award agreements and summarized below), for fiscal years 2022, 2023 and 2024, with one-third of the total target number of restricted stock units subject to each award corresponding to each of those three performance periods. While determination of the number of restricted stock units that are eligible to vest with respect to a fiscal year is made following completion of such fiscal year, actual vesting of restricted stock units deemed eligible to vest will not occur until March 15, 2025, subject to the individual remaining in employment with or service to the Company as of such date. Performance-based vesting of the one-third of the total target number of restricted stock units subject to each such award that corresponded to the fiscal year 2023 performance period was determined based on the following:

50% of that portion of the performance-based restricted stock units become eligible to vest based on the Company’s total revenue for fiscal year 2023, as follows:

FY 2023 Total Revenue
Actual Level of Total Revenue for the Performance Year	Vesting Eligibility Percentage
$1,610,000,000 or Less	0%
$1,670,500,000	50%
$1,731,000,000	100%
$1,774,500,000	150%
$1,818,000,000 or Greater	200%

2024 Proxy Statement	33

COMPENSATION DISCUSSION AND ANALYSIS

50% of that portion of the performance-based restricted stock units become eligible to vest based on the Company’s adjusted EPS for fiscal year 2023, as follows:

FY 2023 Adjusted EPS
Actual Adjusted EPS for the Performance Year	Vesting Eligibility Percentage
$1.33 or Less	0%
$1.43	50%
$1.54	100%
$1.59	150%
$1.65 or Greater	200%

For actual total revenue and adjusted EPS achievement results between two points in the preceding tables, the actual vesting eligibility percentage will be determined on a pro-rata basis between points. For purposes of the awards, “total revenue” means the Company’s net sales for the first 52 weeks of the 2023 fiscal year. For purposes of these awards, “adjusted EPS” means the Company’s earnings per share of Common Stock for fiscal year 2023 as determined in accordance with GAAP, without taking into account cash bonuses paid with respect to fiscal year 2023. The Compensation Committee must also adjust “total revenue” and “adjusted EPS” for certain events; however, none of those events occurred during fiscal year 2023.

In April 2024, the Compensation Committee determined that, for purposes of these awards, the Company did not achieve the required performance for any portion of the target restricted stock units that correspond to fiscal year 2023 to vest and therefore determined that such portion of the target performance-based restricted stock units was forfeited. Mr. Barker also was not eligible to vest because he resigned prior to the determination made by the Compensation Committee. This illustrates the pay program's alignment between actual Company performance and delivered pay.

Other Features of Our Executive Compensation Program

Employment Agreements

On September 22, 2023, we entered into an employment agreement with Mr. Stone, the terms of which are described in more detail below in the section titled, “Employment Agreements with our Named Executive Officers.” We have not entered into an employment agreement with Mr. White. We did not enter into an employment agreement with Mr. Schneider with respect to his tenure as our Interim President and Interim Chief Executive Officer. We maintained an employment agreement with Mr. Barker prior to his retirement and voluntary resignation from employment with us in April 2023.

Severance and Change in Control Benefits

Mr. Stone's employment agreement referenced in the preceding section and the award agreements for his equity awards provide for certain benefits to be paid to him in connection with a termination of his employment. In addition, we have entered into a severance agreement with Mr. White, also providing for certain benefits to be paid to him in connection with a termination of his employment, and the award agreements for his equity awards provide for certain benefits to be paid to him in connection with a termination of his employment. Such benefits are described below in the section titled “Potential Payments on Termination or Change in Control.” Mr. Barker did not receive any severance benefits in connection with his retirement and voluntary resignation from employment, and any equity awards held by Mr. Barker that were unvested at the time of his termination of employment were forfeited without consideration. Mr. Schneider also received no severance payments or benefits in connection with his termination of employment and was not party to any agreements providing for any such payments or benefits.

Other Benefits

Messrs. Stone and White are eligible to participate (and Messrs. Barker and Schneider were eligible to participate during the time that they were employed by us) in our employee benefit plans, including our medical, dental, vision, group life,

2024 Proxy Statement	34

COMPENSATION DISCUSSION AND ANALYSIS

disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We provide a 401(k) plan to our employees, including our named executive officers, as discussed in the section below entitled "Defined Contribution Plan". We do not generally provide perquisites or personal benefits to our named executive officers.

Tax and Accounting Implications

Under Financial Accounting Standard Board ASC Topic 718 (“ASC 718”), we are required to estimate and record an expense for each award of equity compensation over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC 718.

Under Section 162(m) of the Internal Revenue Code (“Section 162(m)”), compensation paid to each of the Company’s “covered employees” that exceeds $1 million per taxable year is generally non-deductible.

Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m).

Clawback Policy

We maintain a clawback policy that complies with the relevant requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act and related stock exchange listing standards. In addition, both time-based and performance-based cash and equity awards (whether short-term or long-term) are subject to an additional clawback policy that applies to cash or stock that vests or is received by Section 16 officers and certain other executives within 36 months prior to the date on which we are required to prepare an accounting restatement, to the extent that a lesser amount would have vested or been received absent the restatement.

2024 Proxy Statement	35

EXECUTIVE COMPENSATION TABLES

SUMMARY COMPENSATION TABLE FOR FISCAL YEARS 2023, 2022 AND 2021

The following table presents information regarding compensation of Messrs. Stone, White, Schneider and Barker, our only executive officers during fiscal year 2023, for services rendered during fiscal years 2023, 2022 and 2021. These individuals are referred to in this Proxy Statement as our “named executive officers.”

				Stock	Option	Non-Equity Incentive Plan	Nonqualified Deferred Compensation	All Other
Name and Principal Positions(s)	Year	Salary ($)	Bonus(1) ($)	Awards(2) ($)	Awards ($)	Compensation(3) ($)	Earnings ($)	Compensation(4) ($)	Total ($)
Paul Stone President and Chief Executive Officer	2023	266,538	749,808	1,700,000	—	—	—	25,048	2,741,394
Joseph Schneider(5) Former Interim President and Interim Chief Executive Officer	2023	664,615	—	250,000	—	—	—	—	914,616
Jon Barker(6)	2023	243,750	—	—	—	—	—	6,675	250,425
Former President and Chief Executive Officer	2022	975,000	—	2,249,984	—	491,880	—	9,008	3,725,872
	2021	832,500	500,000	1,033,489	—	1,650,000	—	9,022	4,025,011
Jeff White	2023	481,731	87,500	599,995	—	—	—	7,648	1,176,874
Chief Financial Officer and Secretary	2022	358,654	—	449,997	—	60,121	—	7,874	876,646
	2021	203,081	150,000	1,355,998	—	138,374	—	5,844	1,853,297

(1)
The amounts reported in the “Bonus” column of the table above for fiscal year 2023 include the following: for Mr. Stone a one-time signing bonus and a guaranteed pro-rated cash bonus paid to Mr. Stone at a target of 150% of his base salary as part of his employment agreement, and for, Mr. White a retention bonus to be paid in equal installments with the second portion to be paid in fiscal year 2024. The amounts reported in the “Bonus” column of the table above for fiscal year 2021 included the following: for Mr. Barker a one-time special bonus paid as part of Mr. Barker’s amended and restated employment agreement entered into as of January 21, 2022; for Mr. White a one-time special bonus paid as part of a special bonus letter agreement.
(2)
For Messrs. Stone, White and Schneider, this amount consists of restricted stock units subject to time-based vesting requirements (“time-based restricted stock units”) awarded in fiscal year 2023 with a grant date fair value of $1,699,999, $299,998 and $250,000, respectively. Additionally, for Mr. White it includes performance stock units subject to both time- and performance-based vesting requirements (“performance-based restricted stock units”) awarded in fiscal year 2023 with a grant date fair value of $299,998 (based on "target" level of performance, which the Company determined was the probable outcome of the applicable performance-based conditions on the grant date). If the highest level of performance was achieved, the grant date fair value of the performance-based restricted stock units awarded in fiscal year 2023 to Mr. White would be $599,995. For Messrs. Barker and White for fiscal year 2022, this amount consists of restricted stock units subject to time-based vesting requirements awarded in fiscal year 2022 with a grant date fair value of $1,124,992, and $224,999, respectively, and performance stock units subject to both time- and performance-based vesting requirements awarded in fiscal year 2022 with a grant date fair value of $1,124,992 and $224,998, respectively (based on the “target” level of performance, which the Company determined was the probable outcome of the applicable performance-based conditions on the grant date). If the highest level of performance was achieved, the grant date fair value of the performance-based restricted stock units awarded in fiscal year 2022 to Messrs. Barker and White would be $2,249,984 and $449,997, respectively. For Messrs. Barker and White for fiscal year 2021, this amount consists of time-based restricted stock units awarded in fiscal year 2021 with a grant date fair value of $1,033,489 and $1,355,998, respectively.
(3)
No incentive cash bonuses were earned by our named executive officers in 2023. The amounts reported in the “Non-Equity Incentive Plan Compensation” column of the table above for fiscal year 2022 consist of annual cash incentives (bonuses) that were paid to Messrs. Barker and White based on the Compensation Committee’s assessment of the Company’s Adjusted EBITDA, total gross margin and total revenue for fiscal year 2022 relative to pre-established goals and the named executive officer’s individual performance during fiscal year 2022. The amounts reported in the “Non-Equity Incentive Plan Compensation” column of the table above for fiscal year 2021 consist of annual cash incentives (bonuses) that were paid to Messrs. Barker and White based on the Compensation Committee’s assessment of the Company’s Adjusted EBITDA and total revenue for fiscal year 2021 relative to pre-established goals and the named executive officer’s individual performance during fiscal year 2021.
(4)
The amounts reported in the “All Other Compensation” column of the table above for fiscal year 2023 include the following: for Mr. Stone: $20,934 reimbursement for reasonably incurred relocation expenses and $4,105 for reasonable legal fees incurred in connection with the negotiation of Mr. Stone’s employment agreement; for Mr. White, $7,648 of aggregate matching contributions

2024 Proxy Statement	36

EXECUTIVE COMPENSATION TABLES

under our 401(k) plan; and for Mr. Barker, $6,675 of aggregate matching contributions under our 401(k) plan. The amounts reported in the “All Other Compensation” column of the table above for fiscal year 2022 include the following: for Mr. Barker, $9,008 of aggregate matching contributions under our 401(k) plan; and for Mr. White, $7,874 of aggregate matching contributions under our 401(k) plan. The amounts reported in the “All Other Compensation” column of the table above for fiscal year 2021 include the following: for Mr. Barker $9,022 of aggregate matching contributions under our 401(k) plan; and for Mr. White $5,844 of aggregate matching contributions under our 401(k) plan.
(5)
Mr. Schneider retired and voluntarily resigned from his positions as Interim President and Interim Chief Executive Officer, effective November 1, 2023, and as a member of the Board, effective December 31, 2023.
(6)
Mr. Barker retired and voluntarily resigned from his positions as President and Chief Executive Officer and as a member of the Board, effective April 14, 2023.

GRANTS OF PLAN-BASED AWARDS

The following table summarizes all plan-based awards granted to each of the named executive officers during fiscal year 2023:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards Number of Shares of Stock or	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Awards
		($)	($)	($)	(#)	(#)	(#)	(#)	($)(2)
Paul Stone
Restricted Stock Award - Time-Based	11/1/2023	—	—	—	—	—	—	330,097	1,700,000
Joseph Schneider
Restricted Stock Award - Time-Based(4)	4/14/2023	—	—	—	—	—	—	34,819	250,000
Jon Barker		—	—	—	—	—	—	—	—
Jeff White
2023 Annual Incentive Bonus	4/10/2023	—	302,295	604,590	—	—	—	—	—
Restricted Stock Award - Performance-Based(3)	4/10/2023	—	—	—	—	35,714	71,428	—	299,998
Restricted Stock Award - Time-Based	4/10/2023	—	—	—	—	—	—	35,714	299,998

(1)
The amounts reported in these columns represent the range of possible annual cash incentives (bonuses) to our named executive officers under the 2019 Performance Incentive Plan, based on the Compensation Committee’s assessment of the adjusted EBITDA margin, gross margin and net sales growth for fiscal year 2023 relative to pre-established goals and the named executive officer’s individual performance during fiscal year 2023.
(2)
The amounts reported in these columns represent the grant date fair value of restricted stock units subject to time-based vesting requirements or performance-based vesting requirements, as applicable, that were awarded in fiscal year 2023.
(3)
One-third of the target restricted stock units subject to each of these awards was forfeited in April 2024 upon the Compensation Committee certifying achievement against certain performance targets set for the fiscal year 2023.
(4)
The unvested portion of the time-based restricted stock units that were granted to Mr. Schneider in fiscal year 2023 were immediately forfeited upon his retirement and voluntary resignation from employment with the Company in November 2023.

2024 Proxy Statement	37

EXECUTIVE COMPENSATION TABLES

OUTSTANDING EQUITY AWARDS AT 2023 FISCAL YEAR-END

The following table presents information regarding the outstanding equity awards held by each of our named executive officers as of February 3, 2024, including the vesting dates for the portions of these awards that had not vested as of that date.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(#)		($)(1)	(#)		($)(1)
Paul Stone	330,097	(2)	1,221,359	—		—
Jon Barker	—		—	—		—
Joseph Schneider	—		—	—		—
Jeff White	579	(3)	2,142	6,643	(7)	24,579
	25,000	(4)	92,500	23,810	(7)	88,097
	13,286	(5)	49,158	—		—
	35,714	(6)	132,142	—		—

(1)
The market value of such award was calculated based on the $3.70 closing price of our common stock on February 2, 2024, the last trading day of fiscal year 2023.
(2)
The unvested portion of this time-based restricted stock unit award is scheduled to vest in three annual installments on November 1, 2024, November 1, 2025 and November 1, 2026, subject to continued employment or service.
(3)
The unvested portion of this performance-based restricted stock unit award is scheduled to vest in one annual installment on March 16, 2024, subject to continued employment or service. This amount represents the number of shares for which the performance condition has been satisfied.
(4)
The unvested portion of this time-based restricted stock unit award is scheduled to vest in one annual installment on September 23, 2024, subject to continued employment or service.
(5)
The unvested portion of this time-based restricted stock unit award is scheduled to vest in two annual installments on March 15, 2024 and March 15, 2025, subject to continued employment or service.
(6)
The unvested portion of this time-based restricted stock unit award is scheduled to vest in three annual installments on April 10, 2024, April 10, 2025 and April 10, 2026, subject to continued employment or service.
(7)
Represents the unvested portion of performance-based restricted stock unit awards for which the performance conditions have not been satisfied. Amount shown reflects the target payout level.

The awards set forth in the “Outstanding Equity Awards at 2023 Fiscal Year-End” table above are restricted stock unit awards granted to Messrs. Stone, and White under the terms of our 2019 Performance Incentive Plan, which are described below under “—Equity Incentive Plans.” Each restricted stock unit represents a contractual right to receive one share of our Common Stock if the applicable time-based or performance-based vesting requirements, outlined in the footnotes to the table above, are satisfied. Messrs. Stone and White do not have the right to vote or dispose of the restricted stock units, but, in the event we pay dividends with respect to our Common Stock, Messrs. Stone and White would be credited with additional restricted stock units as dividend equivalents that are subject to the same vesting and payment terms as the underlying stock units. The unvested portions of the restricted stock unit awards are subject to accelerated vesting in certain circumstances as discussed below.

2024 Proxy Statement	38

EXECUTIVE COMPENSATION TABLES

FISCAL YEAR 2023 STOCK VESTED

The following table summarizes vesting of stock unit awards for each of our named executive officers during fiscal year 2023:

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
	(#)	($) (1)
Paul Stone	—	—
Jon Barker	248,502	2,068,321
Joseph Schneider	17,408	94,090
Jeff White	33,702	159,236

(1)
The amount shown for the value realized on the vesting of stock unit awards equals the number of shares of our Common Stock acquired by our named executive officers upon vesting during fiscal year 2023 multiplied by the closing price of our Common Stock on the Nasdaq Stock Market on the applicable vesting date of the award (or, if the applicable vesting date falls on a date the Nasdaq Stock Market is closed, the closing price of the stock on the preceding date that the market is open).

PENSION BENEFITS AND NONQUALIFIED DEFERRED COMPENSATION

There were no deferred compensation or defined benefit plans in place for fiscal year 2023.

EMPLOYMENT AGREEMENTS WITH OUR NAMED EXECUTIVE OFFICERS

The following describes the material terms of the employment agreement that we have entered with Mr. Stone. We have also entered into a severance agreement with Mr. White, which is described below under “Potential Payments Upon Termination or Change in Control”. We had an employment agreement with Mr. Barker prior to his retirement and voluntary resignation. Mr. Barker did not receive any severance benefits in connection with his resignation. Mr. Schneider also received no severance payments or benefits in connection with his termination of employment and was not party to any arrangements providing for any such payments or benefits.

Employment Agreement with Paul Stone

Term. On September 22, 2023, we entered into an employment agreement with Mr. Stone, our President and Chief Executive Officer. The employment agreement provides for an indefinite term that commenced on November 1, 2023 and continues until terminated by either party. Mr. Stone's employment with us is on an at-will basis, terminable by us or by Mr. Stone at any time (subject to certain notice requirements of the employment agreement) and for any reason, subject to the post-termination of employment benefits discussed below under the heading “—Potential Payments Upon a Termination or Change of Control.”

Base salary. Mr. Stone's employment agreement provides for an annual base salary of $1,100,000 subject to review and increases by the Company in its sole discretion.

Annual bonus. During the term of the employment agreement, Mr. Stone is eligible to receive an annual performance bonus, payable in cash, for each fiscal year during the term of the employment agreement. Mr. Stone's target bonus for a fiscal year is equal to 150% of his base salary beginning with fiscal year 2024, with the actual amount of his bonus for the year determined by our Compensation Committee. Mr. Stone’s annual bonus for fiscal year 2023 was guaranteed at the full target amount of 150% of his base salary, pro-rated based on his start date of November 1, 2023.

Special bonus. The employment agreement provided that Mr. Stone would receive a one-time signing bonus of $350,000 payable on November 1, 2023, subject to repayment if within 12 months of the date of the employment agreement the

2024 Proxy Statement	39

EXECUTIVE COMPENSATION TABLES

Company terminated his employment for “gross misconduct” or Mr. Stone voluntarily resigned for other than “good reason” (as such terms are defined in the employment agreement).

Equity awards. The employment agreement provided that Mr. Stone would receive a time-based restricted stock unit with a value of $1.7 million based on the closing price of our common stock on November 1, 2023 under our Inducement Plan, which will vest over three years in three equal installments on each of November 1, 2024, November 1, 2025 and November 1, 2026, subject to continued employment. As a signing bonus, on May 1, 2024, Mr. Stone will be granted time-based restricted stock units with a value of $400,000, based on the closing price of our common stock on the grant date under our Inducement Plan, which will vest over three years in three equal installments on May 1, 2025, May 1, 2026 and May 1, 2027, subject to continued employment. As part of the annual equity awards granted to our executive officers in 2024, Mr. Stone will be granted (A) time-based RSUs with a value of $1.25 million based on the closing price of our common stock on the grant date under our 2019 Performance Incentive Plan, which will vest over three years in three equal installments on each of the first, second and third anniversary of the grant date, and (B) performance-based RSUs with a grant date fair value of $1.25 million under our 2019 Performance Incentive Plan, which will vest over a three-year period based on performance metrics to be determined at the time of grant.

Other compensation. The employment agreement also provides for Mr. Stone to participate in our employee benefit plans for senior executives generally, reimbursement of business expenses, and reimbursement of an annual physical exam. Mr. Stone was also eligible to receive reimbursement up to $90,000 for reasonable relocation expenses and legal fees related to the negotiation of his Employment Agreement.

Provisions of Mr. Stone’s employment agreement relating to post-termination of employment benefits are discussed under “—Potential Payments Upon a Termination or Change of Control.”

Equity Incentive Plans

2019 Performance Incentive Plan

We maintain the 2019 Performance Incentive Plan, or the 2019 Plan, to provide an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons. Our stockholders approved this plan in May 2019. Employees, officers, directors and consultants that provide services to us or one of our subsidiaries may be selected to receive awards under the 2019 Plan. For a summary description of the 2019 Plan, see “Proposal 3 – Approval of the Sportsman’s Warehouse Holdings, Inc. Amended and Restated 2019 Performance Incentive Plan– Summary Description of the Amended 2019 Performance Incentive Plan.”

Employee Stock Purchase Plan

In April 2015, our Board adopted the Sportsman’s Warehouse Holdings, Inc. Employee Stock Purchase Plan (the “ESPP”). Under the ESPP, shares of our Common Stock are available for purchase by eligible employees who elect to participate in the ESPP. Our Board believes that the ESPP helps the Company retain and motivate eligible employees and helps further align the interests of eligible employees with those of the Company’s stockholders. For a summary description of our ESPP, see “Proposal 4 – Approval of an Amendment and Restatement of Employee Stock Purchase Plan – Summary Description of the ESPP.”

Inducement Plan

On September 21, 2023, the Board adopted and approved the Sportsman’s Warehouse Holdings, Inc. Inducement Plan (the “Inducement Plan”) to reserve 1,000,000 shares of the Company’s common stock to be used exclusively for grants of awards to individuals that were not previously employees or directors of the Company (or following a bona fide period of non-employment), as an inducement material to the individual’s entry into employment with the Company, pursuant to Nasdaq Listing Rule 5635(c)(4).

The Inducement Plan was adopted and approved without stockholder approval pursuant to Nasdaq Listing Rule 5635(c)(4) and will be administered by the Compensation Committee of the Board (the “Compensation Committee”).

2024 Proxy Statement	40

EXECUTIVE COMPENSATION TABLES

Awards under the Inducement Plan may only be granted by: (i) the Compensation Committee, provided such committee is comprised solely of “independent directors” (as defined by Nasdaq Listing Rule 5605(a)(2)) or (ii) a majority of the Company’s “independent directors.” The Inducement Plan provides for the grant of options, stock appreciation rights, restricted stock, stock bonuses, stock units, restricted stock units, performance stock, deferred shares, phantom stock, dividend equivalent rights and other cash or share-based awards. In addition, forms of Restricted Stock Unit Award Agreement were adopted and approved for use with the Inducement Plan.

If the Amended 2019 Plan proposed in this proxy statement is approved by our stockholders, the Inducement Plan will terminate on, and no further awards may be granted under the Inducement Plan after, the Effective Date of the Amended 2019 Plan. If the Amended 2019 Plan is not approved by our stockholders, the Inducement Plan will continue in effect.

Defined Contribution Plan

As part of our overall compensation program, we provide all full-time employees, including our named executive officers, with the opportunity to participate in a defined contribution 401(k) plan. Our 401(k) plan is intended to qualify under Section 401 of the Code so that employee contributions and income earned on such contributions are not taxable to employees until withdrawn. Employees may elect to defer up to 50% of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to our 401(k) plan. Our 401(k) plan also has a “catch-up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer amounts over the statutory limit that applies to all other employees. We also provide matching contributions of up to 25% of the first 6% of eligible compensation deferred by each of our 401(k) plan participants, with a maximum matching contribution of 1.5% of eligible compensation per participant per plan year. Our employees are allowed to participate in the 401(k) on the first day of the month following 90 days of employment, and 401(k) plan participants are eligible to receive employer matching contributions after one year of continuous service. Participants are always vested in their personal contributions to the 401(k) plan, and company-matching contributions under the plan vest at a rate of 20% per year of service.

Except as described above in this Proxy Statement with respect to our 401(k) plan, we do not currently maintain any additional retirement plans, tax-qualified or nonqualified, for our executives or other employees.

Potential Payments Upon Termination or Change in Control

The following section describes the benefits that could have become payable to Messrs. Stone and White in each case in connection with a termination of the named executive officer's employment and/or a change of control of us under the circumstances described below. We had an employment agreement with Mr. Barker prior to his retirement and voluntary resignation. Mr. Barker did not receive any severance benefits in connection with his resignation. Mr. Schneider also received no severance payments or benefits in connection with his termination of employment and was not party to any arrangements providing for any such payments or benefits.

Paul Stone

Mr. Stone's employment agreement, which is described under the heading “—Employment Agreements with Our Named Executive Officers,” and the award agreements for his equity awards, provided for certain benefits to be paid to him in connection with a termination of his employment with us under the following circumstances:

Termination of employment for death, incapacity or gross misconduct or without good reason. In the event that Mr. Stone's employment terminates during his employment term due to his death or incapacity or for gross misconduct, or by Mr. Stone without good reason (as such terms are defined in his employment agreement), Mr. Stone would be entitled to receive his base salary and paid personal time off accrued through the date of termination and payment of any unreimbursed business expenses (the “accrued obligations”).

2024 Proxy Statement	41

EXECUTIVE COMPENSATION TABLES

Termination of employment without gross misconduct or with good reason. In the event that Mr. Stone's employment terminates during his employment term without gross misconduct or by Mr. Stone with good reason, Mr. Stone would be entitled to the following benefits: (1) the accrued obligations; (2) a lump sum payment equal to 18 months of his then-current base salary (or $1,100,000 if Mr. Stone’s then current Base Salary is less than $1,100,000); (3) a pro-rata portion of his target bonus for the year of termination plus any annual bonus for the immediately preceding year he has earned but not yet been paid; and (4) continued company-paid COBRA benefits through the date that is 18 months following the termination date (or, if earlier, the date of his death, the date he becomes eligible for coverage under a future employer’s plan and the date we cease to offer group medical coverage to active executive employees or we are otherwise under no obligation to offer COBRA continuation coverage to Mr. Stone).

Change in Control. Pursuant to Mr. Stone's award agreement for time-based restricted stock units, if Mr. Stone’s employment is terminated other than because of Mr. Stone’s “Gross Misconduct” or by Mr. Stone for “Good Reason”, and such termination occurs on within 12 months after a change in control of the Company, in addition to his benefits above under “Termination of employment without gross misconduct of with good reason”, any outstanding time-based equity awards granted by the Company will become fully vested and any performance-based vesting conditions applicable to any equity awards shall will be treated as provided in the applicable award agreement.

Restrictive covenants. Mr. Stone also entered into an Employee Confidential Information and Inventions Assignment Agreement (the “CIIAA”) that contains certain restrictive covenants including a confidentiality and non-disclosure agreement, a twelve-month post-termination non-competition clause, a twelve-month post-termination non-solicitation of employees or independent contractors clause, and a non-disparagement clause.

Jeff White

On September 26, 2021, the Company entered into a severance agreement with Mr. White. The agreement provides that Mr. White’s employment may be terminated by the Company or by Mr. White for any reason at any time, with or without notice.

Termination of employment for death, incapacity or gross misconduct or without good reason. In the event that Mr. White’s employment is terminated due to his death or incapacity or for gross misconduct, or by Mr. White without good reason (as such terms are defined in his severance agreement), Mr. White will be entitled to receive his base salary and paid personal time off accrued through the date of termination and payment of any unreimbursed business expenses (the “accrued obligations”). Pursuant to the terms of Mr. White’s award agreement for the performance-based restricted stock units he received in the fiscal year 2022, if Mr. White’s employment terminates due to his death or permanent disability (as such term is defined in the award agreement) at or before the end of the performance year, the restricted stock units will remain eligible to vest and Mr. White will vest on the last day of the performance period in one-third of any restricted stock units deemed eligible to vest based on the Company’s performance for the performance period. If Mr. White’s employment terminates due to his death or permanent disability after the end of the performance period but before the second anniversary of the award date, Mr. White will become fully vested in two-thirds of the restricted stock units eligible to vest. If Mr. White’s employment terminates due to his death or permanent disability after the second anniversary of the award date but before the third anniversary of the award date, Mr. White will become fully vested in all the restricted stock units eligible to vest.

Termination of employment without gross misconduct or with good reason. In the event Mr. White’s employment is terminated by the Company without “gross misconduct,” or by Mr. White for “good reason” (as these terms are defined in the severance agreement), Mr. White will be entitled to receive (in addition to the accrued obligations), subject to providing a release of claims to the Company, (1) continued payment of his base salary (as severance pay) for twelve months following such termination of employment, (2) a pro-rated portion of his target annual bonus for the year in which such termination of employment occurs, and (3) reimbursement for COBRA premiums for up to twelve months. In addition, Mr. White’s time-based equity-based awards will generally become fully vested, to the extent then outstanding and not otherwise vested, in connection with such a termination of employment on or after a change in control of the Company. Pursuant to the terms of Mr. White’s award agreement for the performance-based restricted stock units he received in the fiscal year 2022, in the event Mr. White’s employment is terminated without cause or by Mr. White for

2024 Proxy Statement	42

EXECUTIVE COMPENSATION TABLES

good reason (as such terms are defined in the award agreement) upon or following a change in control of the Company that occurs at or prior to the end of the performance period, Mr. White will become fully vested in the greater of the number of restricted stock units that would vest based on a shortened performance period and the target number of restricted stock units subject to the award. In the event Mr. White’s employment is terminated without cause or by Mr. White for good reason upon or following a change in control of the Company that occurs following the end of the performance period, Mr. White will become fully vested in all the restricted stock units eligible to vest.

Change in Control. Pursuant to Mr. White’s the award agreement for the performance-based restricted stock units he received in the fiscal year 2022, if the award is not to be assumed or continued following a change in control of the Company that occurs at or prior to the end of the performance period, Mr. White will become fully vested in the greater of the number of restricted stock units that would vest based on a shortened performance period and the target number of restricted stock units subject to the award. If the award is not to be assumed or continued following a change in control of the Company that occurs following the end of the performance period, Mr. White will become fully vested in all the restricted stock units eligible to vest.

Restrictive Covenants. Pursuant to Mr. White’s severance agreement, Mr. White has agreed not to disclose any of our confidential information or to publicly disparage us at any time during or after his employment with us. In addition, Mr. White has agreed that, for a period of one year following a termination of his employment with us, he will not engage in certain competitive activities with us and, for a period of two years following a termination of his employment with us, he will not solicit our employees or independent contractors.

Estimated Severance and Change in Control Payments and Benefits

The following table provides information concerning the potential termination or change in control payments that would be made to each applicable named executive officer under the circumstances described above. As prescribed by the SEC’s disclosure rules, in calculating the amount of any potential payments to the applicable named executive officers, we have assumed that the applicable triggering event (i.e., termination of employment and/or change in control of the Company) occurred on February 3, 2024. In the following table, we use the term “involuntary termination” to refer to a termination by us without “gross misconduct,” “cause” or by the executive for “good reason.” Mr. Barker retired and voluntarily resigned his employment with us and as a result has not and will not receive any severance or change in control benefits in connection with such termination, including the potential termination or change in control payments shown in the table below. Mr. Schneider also received no severance payments or benefits in connection with his termination of employment and was not party to any arrangements providing for any such payments or benefits.

	Cash Severance		Equity Acceleration Value		Total
Name	($)		($)		($)
Paul Stone
Voluntary Termination or Termination by Death or Incapacity	—		—		—
Involuntary Termination	3,300,000	(1)	—		3,300,000
Involuntary Termination in Connection with Change in Control	3,300,000	(1)	1,221,359	(2)	4,521,359
Jeff White
Voluntary Termination or Termination by Death or Incapacity	—		—		—
Involuntary Termination	807,500	(3)	—		807,500
Involuntary Termination in Connection with Change in Control	807,500	(3)	501,295	(4)	1,308,795

(1)
In the event of Mr. Stone’s termination of employment by us without “cause” or by Mr. Stone for “good reason,” Mr. Stone would be entitled to 18 months of base salary and a pro-rata portion of his target bonus for the year of termination plus any annual bonus for the immediately preceding year he has earned but not yet been paid. For purposes of this table, we have assumed Mr.

2024 Proxy Statement	43

EXECUTIVE COMPENSATION TABLES

Stone would receive his target annual bonus opportunity of 150% of his base salary of $1,100,000, which became effective on November 1, 2023.
(2)
The amount disclosed was determined by taking the value (calculated based on our closing price of $3.70 as of February 2, 2024) associated with Mr. Stone's aggregate outstanding and unvested time-based restricted stock units as of February 3, 2024.
(3)
In the event of Mr. White’s termination of employment by us without “cause” or by the executive for “good reason,” Mr. White is entitled to 12 months of base salary (whether alone or in connection with a change in control) and an amount equal to a pro-rated portion of his target annual bonus for the year in which such termination of employment occurs. For purposes of this table, we have assumed Mr. White would receive his target annual bonus opportunity of 70% of his base salary of $475,000, which became effective on March 12, 2023.
(4)
The amount disclosed was determined by taking the value (calculated based on our closing price of $3.70 as of February 2, 2024) associated with Mr. White’s aggregate outstanding and unvested time-based restricted stock units as of February 3, 2024. For outstanding performance-based restricted stock units awarded in March 2022 and April 2023, the amount is based on the performance-based restricted stock units that have been earned for the fiscal years 2022 and 2023, respectively, and the maximum amount of performance-based restricted stock units that could be earned for the fiscal year 2024 and fiscal year 2025 tranches.

Other Policies

Executive Stock Ownership Guidelines

We maintain stock ownership guidelines for our executive officers, under which (i) our Chief Executive Officer is expected to own shares of our Common Stock with a value equal to at least three times his then-current annualized base salary and (ii) each of our other executive officers is expected to own shares of our Common Stock with a value equal to at least one times the officer’s then-current annualized base salary. Share ownership for purposes of the guidelines includes shares of our Common Stock owned directly by the executive officer, by the officer’s spouse, or by the officer’s children who reside with the officer or the officer’s spouse, shares held in a trust established by the executive officer or the officer’s spouse for estate or tax planning purposes if the trust is revocable by the officer or the officer’s spouse, and shares subject to outstanding restricted stock and restricted stock unit awards (whether or not vested and whether or not payable in stock or cash of equivalent value) granted to the executive officer (other than restricted stock units subject to unsatisfied performance-based vesting conditions). Our executive officers are expected to satisfy the guideline level of ownership by the first December 31 on or after the date that is five years after the date that the executive officer first become subject to the guidelines. Thereafter, compliance with the guidelines will be assessed as of December 31 each year. If an executive officer does not satisfy the guideline level of ownership as of such a measurement date, the executive officer is expect to hold at least 50% of the net vested shares acquired upon the exercise, payment or vesting of any equity award (with the “net” shares determined after taking into account any shares sold or withheld to pay any applicable exercise price of the award and to satisfy any applicable withholding obligations) granted to the executive officer by the Company until and to the extent required for the executive’s level of ownership to satisfy the applicable guideline level. Our Board of Directors or the Compensation Committee may suspend or grant waivers to the guidelines from time to time. Currently, each of our executive officers is either in compliance with the stock ownership guidelines or is within the five-year grace period to come into compliance with such guidelines.

Clawback Policy

In November 2023, our Board of Directors adopted a clawback policy that complies with Section 10D of the Exchange Act, Rule 10D-1 promulgated thereunder, and Nasdaq Listing Rule 5608.

We also maintain a separate clawback policy that allows our Board of Directors or the Compensation Committee to require reimbursement or cancellation of both time-based and performance-based awards or payments made under our cash and equity incentive plans to the Company’s current and former executive officers, and current and former vice presidents and more senior officers of the Company, in certain circumstances where: (1) the amount of the award or payment was determined based on the achievement of financial results that were subsequently the subject of an accounting restatement due to noncompliance with any financial reporting requirement under the securities laws, (2) a lesser (or no) payment or award of cash or shares would have been made to the individual based upon the restated financial results, and (3) the payment or award of cash or shares was received by the individual (or the applicable vesting

2024 Proxy Statement	44

EXECUTIVE COMPENSATION TABLES

date occurred) within 36 months prior to the date on which the Company is required to prepare such accounting restatement.

Compensation Committee Interlocks and Insider Participation

Mr. McBee, Mr. Sansom, Ms. Walsh and Mr. Williamson each served on the Compensation Committee during fiscal year 2023. None of these directors had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

2024 Proxy Statement	45

CEO PAY RATIO DISCLOSURE

Pursuant to the Exchange Act, we are required to disclose in this Proxy Statement the ratio of the total annual compensation of Mr. Stone, our President and Chief Executive Officer, to the median of the total annual compensation of all of our employees (excluding Mr. Stone). Based on SEC rules for this disclosure and applying the methodology described below, we have determined that Mr. Stone's total compensation for the fiscal year ended February 3, 2024 was $4,825,048. Since Mr. Stone was appointed as Chief Executive Officer effective November 1, 2023, this amount equals Mr. Stone’s compensation reported in the Summary Compensation Table plus an additional amount that reflects annualizing of his base salary and his target annual incentive bonus for fiscal year 2023 consistent with the applicable U.S. Securities and Exchange Commission guidance, and was used to calculate the ratio of annual total compensation for our Chief Executive Officer to the total annual compensation of our median employee. The median of the total compensation of all of our employees (excluding Mr. Stone) for the fiscal year ended February 3, 2024 was $12,681. Accordingly, we estimate the ratio of Mr. Stone's total compensation for the fiscal year ended February 3, 2024 to the median of the total compensation of all of our employees (excluding Mr. Stone) for the fiscal year ended February 3, 2024 to be 380 to 1. We annualized Mr. Stone's total compensation as follows:

SCT Components	Actual Values from SCT ($)	For CEO Pay Ratio: Annualized Values + One-Time Values ($)	Rationale
Salary	266,538	1,100,000	Annualized salary
Annual Incentive Bonus	399,808	1,650,000	Annualized incentive bonus
Signing Bonus	350,000	350,000	Not annualized; One-time signing bonus
Stock Awards	1,700,000	1,700,000	Not annualized; One-time award
All Other Compensation	25,048	25,048	Not annualized; One-time payments
Total CEO Pay	2,741,394	4,825,048

To determine the pay ratio, we identified the median employee by taking into account the total cash compensation for the fiscal year ended February 3, 2024 reflected in our payroll records for all individuals, excluding Mr. Stone, who were employed by us or one of our affiliates on February 3, 2024. We included all employees, whether employed on a full-time, part-time, or temporary basis. We did not make any assumptions, adjustments or estimates with respect to their total compensation for the fiscal year ended February 3, 2024 reflected in our payroll records. We believe total compensation reflected in our payroll records for all employees is an appropriate measure because we do not distribute annual equity awards to all employees.

Once the median employee was identified as described above, that employee’s total annual compensation for the fiscal year ended February 3, 2024 was determined using the same rules that apply to reporting the compensation of our Named Executive Officers (including Mr. Stone) in the “Total” column of the Summary Compensation Table. This information is being provided for compliance purposes. Neither the Compensation Committee nor our management used the pay ratio measure in making compensation decisions. Given the different methodologies that companies use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

2024 Proxy Statement	46

PAY VERSUS PERFORMANCE

									Value of Initial Fixed $100 Investment Based on:
	Summary Compensation Table Total for PEO			Compensation Actually Paid to PEO			Average Summary Compensation Table Total for Non-PEO Named	Average Compensation Actually Paid to Non- PEO Named	Total Share-	Peer Group Total Share-	Net	Adjusted (Loss)
	Paul Stone	Joseph Schneider	Jon Barker	Paul Stone	Joseph Schneider	Jon Barker	Executive Officers	Executive Officers	holder Return	holder Return	(Loss) Income	Earnings Per Share
Year	($)(1)	($)(1)	($)(1)	($)(2)	($)(2)	($)(2)	($)(3)	($)(4)	($)(5)	($)(6)	($)	($)
2023	2,741,394	914,616	250,425	2,262,753	758,706	(822,437)	1,176,874	421,503	57.10	121.60	(28,997)	(0.64)
2022	-	-	3,725,872	-	-	2,410,194	876,646	494,522	144.75	118.92	40,518	1.06
2021	-	-	4,025,011	-	-	1,689,376	2,621,298	(1,380,618)	164.20	121.96	108,470	1.72
2020	-	-	3,711,234	-	-	9,044,244	1,543,219	3,833,104	270.37	128.47	91,380	2.23
(1)
The dollar amounts reported in these columns are for purposes of calculating the average amounts for each applicable year are as follows: (i) for 2023, Paul Stone, our Chief Executive Officer, Joseph Schneider, our former Interim Chief Executive Officer and Jon Barker, our former Chief Executive Officer; and (ii) for 2022, 2021 and 2020, Jon Barker, our former Chief Executive Officer. Refer to "Executive Compensation Tables - Summary Compensation Table for Fiscal Years 2023, 2022 and 2021."
(2)
The dollar amounts reported in these columns are the amount of “compensation actually paid” to Messrs. Stone, Schneider and Barker for 2023 as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our former PEO during the applicable years. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Messrs. Stone's, Schneider's and Barker’s total compensation for each year to determine the compensation actually paid (adjustments for pension or dividend payments are not covered, as the Company does not have supplemental executive requirement plans and does not pay dividends on equity awards, and due to rounding, the calculated final value of the numbers shown in the following table may not be the precise values reported above):

Year		Paul Stone	Joseph Schneider	Jon Barker
Summary Compensation Table Total	($)	2,741,394	914,616	250,425
Less: Stock and Option Award Values Reported in Summary Compensation Table for the Covered Year	($)	1,700,000	250,000	-
Plus: Year-End Fair Value for Outstanding and Unvested Stock and Option Awards Granted in the Covered Year	($)	1,221,359	-	-
Plus: Fair Value as of Vesting Date of Stock and Option Awards Granted and Vested in the Covered Year	($)	-	94,090	-
Plus: Year over Year Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	($)	-	-	-
Plus: Year over Year Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year	($)	-	-	(262,627)
Less: Average End of Prior Year Fair Value of Stock and Option Awards Forfeited during the Covered Year	($)	-	-	(810,235)
Compensation Actually Paid	($)	2,262,753	758,706	(822,437)
(3)
The dollar amounts reported in this column represent the average of the amounts reported for the Company's named executive officers ("NEOs") as a group (excluding Messrs. Stone, Schneider and Barker) in the “Total” column of the Summary Compensation Table for each applicable year. The NEOs (excluding Messrs. Stone, Schneider and Barker) included for purposes of calculating the

2024 Proxy Statement	47

PAY VS PERFORMANCE

average amounts for each applicable year are as follows: (i) for 2023 and 2022, Jeff White, our Chief Financial Officer; (ii) for 2021, Robert Julian, our former Chief Financial Officer, and Jeff White; and (iii) for 2020, Robert Julian.
(4)
The dollar amounts reported in this column represent the average amount of “compensation actually paid” to our NEOs as a group (excluding Messrs. Stone, Schneider and Barker) in each of 2023, 2022, 2021 and 2020, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to our NEOs as a group (excluding Messrs. Stone, Schneider and Barker) during the applicable years. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the NEOs as a group (excluding Messrs. Stone, Schneider and Barker) total compensation for each year to determine the compensation actually paid (adjustments for pension or dividend payments are not covered, as the Company does not have supplemental executive requirement plans and does not pay dividends on equity awards, and due to rounding, the calculated final value of the numbers shown in the following table may not be the precise values reported above):

Year		2023
Average Summary Compensation Table Total	($)	1,176,874
Less: Average Stock and Option Award Values Reported in Summary Compensation Table for the Covered Year	($)	599,995
Plus: Average Year-End Fair Value for Outstanding and Unvested Stock and Option Awards Granted in the Covered Year	($)	220,239
Plus: Average Year over Year Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	($)	(220,753)
Plus: Average Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year	($)	(154,861)
Less: Average End of Prior Year Fair Value of Stock and Option Awards Forfeited during the Covered Year	($)	-
Compensation Actually Paid	($)	421,503
(5)
Cumulative total shareholder return ("TSR") is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: S&P 500 Retailing Industry Group Index.
(7)
The dollar amounts reported represent the amount of net income reflected in the Company's audited financial statements for the applicable year.
(8)
“Adjusted Earnings Per Share” means adjusted net income divided by average shares outstanding. Adjusted net income as net income plus expenses incurred relating to costs incurred for the recruitment and hiring of key members of management, expenses incurred and a one-time payment received relating to the terminated merger with the Great Outdoors Group, LLC, an accrued settlement for a closed store, a one time legal settlement, severance expenses paid as part of a cost reduction plan and recognized tax benefits, as applicable.

Required Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures

As required by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. In addition, the second graph below further illustrates the relationship between Company total shareholder return and that of the S&P 500 Retailing Industry Group Index. As noted above, “compensation actually paid” for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years.

2024 Proxy Statement	48

PAY VS PERFORMANCE

Compensation Actually Paid vs Net Income number in thousands

Compensation Actually Paid vs Net Income
(numbers in thousands)
10,000
8,000
6,000
4,000
2,000
-
(2,000)
120,000
100,000
80,000
60,000
40,000
20,000
-
(20,000)
(40,000)
2020
2021
2022
2023
PEO Compensation Actually Paid
NEO Compensation Actually Paid
Net (Loss) Income

tive TSR CAP in thousands

Compensation Actually Paid vs Cumulative TSR
(CAP in thousands)
10,000
8,000
6,000
4,000
2,000
-
(2,000)
300.00
250.00
200.00
150.00
100.00
50.00
-
2020
2021
2022
2023
PEO Compensation Actually Paid
NEO Compensation Actually Paid
TSR
Peer Group TSR

2024 Proxy Statement	49

PAY VS PERFORMANCE

Compensation Actually Paid vs Adjusted ESPCAP in thousands

Compensation Actually Paid vs Adjusted EPS
(CAP in thousands)

10,000
8,000
6,000
4,000
2,000
-
(2,000)
2.50
2.00
1.50
1.00
0.50
-
(0.50)
(1.00)
2020
2021
2022
2023
PEO Compensation Actually Paid
NEO Compensation Actually Paid
Adjusted EPS

Financial Performance Measures

As described in greater detail in “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

▪
Total Return on Invested Capital
▪
Total Operating Income
▪
Adjusted EBITDA
▪
Gross Margin
▪
Net Sales Growth

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

2024 Proxy Statement	50

PAY VS PERFORMANCE

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this Proxy Statement. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Philip Williamson (Chair)

Steven Samson

Nancy A. Walsh

Richard McBee

The foregoing report of the Compensation Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

2024 Proxy Statement	51

DIRECTOR COMPENSATION

Overview of Director Compensation for Fiscal Year 2023

Compensation for our non-employee directors under our current compensation program for our non-employee directors for fiscal year 2023 consisted of:

▪
an annual cash retainer of $85,000 (increased from $75,000 on June 7, 2023);
▪
an additional annual cash retainer of $130,000 for a non-employee director serving as Chairperson of the Board;
▪
an additional annual cash retainer of $15,000 for serving as Lead Independent Director;
▪
an additional annual cash retainer of $30,000 for serving as Chair of the Audit Committee;
▪
an additional annual cash retainer of $25,000 for serving as Chair of the Compensation Committee; and
▪
an additional annual cash retainer of $25,000 for serving as the Chair of our Nominating and Governance Committee.

On the date of each annual meeting of stockholders, each non-employee director who is serving on our Board will be granted an award of restricted stock units. The number of restricted stock units subject to the award will be determined by dividing $100,000 ($115,000 in the case of a non-employee director serving as Chair of the Board) by the per-share closing price (in regular trading) of our Common Stock on the date of such annual meeting, rounded down to the nearest whole unit ("Annual RSU Award"). These restricted stock unit awards will vest in 12 substantially equal installments, subject to the non-employee director’s continued service as a director through each vesting date, with the first installment vesting one month following the date of grant and an additional installment vesting on each monthly anniversary of the date of grant thereafter for the next 11 months, except that the outstanding and unvested portion of the restricted stock unit award will vest in full (1) immediately prior to the first annual meeting of stockholders for the year following the year of grant of the award should such annual meeting occur before the first annual anniversary of the date of grant or (2) should a change in control of the Company occur and the director not continue to serve on the Board (or the board of a directors of a parent entity) following the change in control. Each such restricted stock unit award is made under and subject to the terms and conditions of the 2019 Plan (or any successor equity compensation plan approved by the Company’s stockholders and in effect at the time of grant) and is evidenced by, and subject to the terms and conditions of, a restricted stock unit award agreement in the form used by the Company to evidence restricted stock unit awards to our non-employee directors.

To the extent then vested, the restricted stock units will generally be paid in an equal number of shares of our Common Stock as soon as practicable following the earlier to occur of (1) the date the non-employee director ceases to be a member of the Board or (2) the first anniversary of the grant date of the award. The restricted stock unit awards are generally forfeited as to the unvested portion of the award upon the non-employee director’s termination of service as a director for any reason. Each non-employee director may elect to defer the delivery of shares in settlement of any Annual RSU Award granted that would otherwise be delivered to such non-employee director on or following the date such restricted stock units vest (the “Deferral Election”). Any Annual RSU Award for which a Deferral Election has been properly submitted under the terms of the director compensation policy will be settled in a single lump sum installment in whole shares on the earlier of (a) immediately prior to the occurrence of a change in the ownership of the Company, a change in the effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, all within the meaning of Treasury Regulation Section 1.409A-3; or (b) within 60 days following the date of separation from service or death of such director.

In the case of a new non-employee director who is initially appointed or elected to the Board on a date other than the date of an annual meeting of stockholders (commencing following the Annual Meeting), the non-employee director will be eligible to receive a pro-rated cash retainer and an equity award on the date of such initial appointment or election.

2024 Proxy Statement	52

DIRECTOR COMPENSATION

For these purposes, our non-employee directors are members of our Board who are not employed by the Company or one of its subsidiaries. A member of our Board who is employed by the Company or one of its subsidiaries receives no compensation from us for their service as a member of our Board. We reimburse all of our directors for reasonable expenses incurred to attend Board meetings.

Director Compensation for Fiscal Year 2023

The following table presents information regarding the compensation paid to each of our non-employee directors for the fiscal year ended February 3, 2024. The compensation paid to Messrs. Stone, Schneider and Barker in their capacity as employees of the Company is presented in the Executive Compensation disclosure starting on page 24. Messrs. Stone and Barker were not entitled to receive additional compensation for their service as a director. Mr. Schneider was not entitled to compensation for service as a non-employee director for the period of fiscal year 2023 that he served as our Interim President and Interim Chief Executive Officer.

	Fee Earned or Paid in Cash	Stock Awards	Total
Name	($)	($)(1)(2)	($)
Richard McBee	116,607	99,998	216,605
Steven Becker(3)	2,385	36,709	39,094
Martha Bejar	115,774	99,998	215,772
Erica Fortune	67,047	99,998	167,045
Gregory P. Hickey	90,000	99,998	189,998
Nancy A. Walsh	105,000	99,998	204,998
Steven Sansom(4)	31,525	72,601	104,125
Philip C. Williamson	84,668	99,998	184,666
Joseph Schneider(5)	75,696	19,215	94,910

(1)
The amount reported in the “Stock Awards” column of the table above represents, for each non-employee director who received such an award, the fair value on the grant date of the restricted stock unit award granted to the non-employee director in connection with the 2023 Annual Meeting or, with respect to non-employee directors who joined our Board or regained status as non-employee directors during fiscal year 2023, their pro rata grants. This value has been determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements and in accordance with ASC 718 and reflects the number of shares of our Common Stock subject to the restricted stock units awarded to the non-employee director multiplied by the closing price of a share of our Common Stock on the date of grant of the award.
(2)
The following table shows the number of shares of our Common Stock subject to stock units vested but not paid, and unvested, restricted stock unit awards held by each of our non-employee directors as of February 3, 2024. We have not granted any equity awards other than restricted stock unit awards to any of our non-employee directors.

	Shares Subject to Units Vested But Not Paid	Shares Subject to Unvested Units
Name	(#)	(#)
Richard McBee	12,626	6,313
Steven Becker(3)	-	8,803
Martha Bejar	12,626	6,313
Erica Fortune	12,626	6,313
Gregory P. Hickey	12,626	6,313
Nancy A. Walsh	12,626	6,313
Steven Sansom(4)	11,173	8,938
Philip C. Williamson	12,626	6,313

(3)
Mr. Becker was appointed to the Company's Board of Directors effective January 24, 2024.
(4)
Mr. Sansom was appointed to the Company's Board of Directors effective September 15, 2023.
(5)
Mr. Schneider resigned from the Board of Directors on December 31, 2023.

Our Board reserves the right to modify the new compensation program for our non-employee directors and the compensation arrangements for Board members from time to time.

2024 Proxy Statement	53

DIRECTOR COMPENSATION

Director Stock Ownership Guidelines

We maintain stock ownership guidelines for our non-employee directors. Each of our non-employee directors is expected to own shares of our Common Stock with a value equal to at least three times the base annual retainer (currently, $100,000) provided to our non-employee directors under our director compensation program. Share ownership for purposes of the guidelines includes shares of our Common Stock owned directly by the director, by the director’s spouse, or by the director’s children who reside with the director or the director’s spouse, shares held in a trust established by the director or the director’s spouse for estate or tax planning purposes if the trust is revocable by the director or the director’s spouse, and shares subject to outstanding restricted stock and restricted stock unit awards (whether or not vested and whether or not payable in stock or cash of equivalent value) granted to the director (other than restricted stock units subject to unsatisfied performance-based vesting conditions). Our non-employee directors are expected to satisfy the guideline level of ownership by the first December 31 on or after the date that is five years after the date that the non-employee director first become subject to the guidelines. Thereafter, compliance with the guidelines will be assessed as of December 31 each year. If a non-employee director does not satisfy the guideline level of ownership as of such a measurement date, the director is expected to hold at least 50% of the net vested shares acquired upon the exercise, payment or vesting of any equity award (with the “net” shares determined after taking into account any shares sold or withheld to pay any applicable exercise price of the award and to satisfy any applicable withholding obligations) granted to the director by the Company until and to the extent required for the director’s level of ownership to satisfy the applicable guideline level. Our Board of Directors may suspend or grant waivers to the guidelines from time to time. Currently, each of our non-employee directors is either in compliance with the stock ownership guidelines or is within the five-year grace period to come into compliance with such guidelines.

2024 Proxy Statement	54

EQUITY COMPENSATION PLAN INFORMATION

The Company currently maintains the 2013 Plan, the 2019 Plan, the Inducement Plan and the ESPP.

The following table sets forth, for each of the Company’s equity compensation plans, the number of shares of Common Stock subject to outstanding awards, the weighted‑average exercise price of outstanding options, and the number of shares remaining available for future award grants as of February 3, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	758,427	(1)	—	(2)	2,241,178	(4)
Equity compensation plans not approved by security holders	330,097	(3)	—	(2)	669,903	(5)
Total	1,088,524		—		2,911,081

(1)
These shares were subject to restricted stock unit awards then outstanding under the 2019 Plan.
(2)
The Company has only granted restricted stock unit awards under the 2019 and Inducement Plan, which awards do not have an exercise price.
(3)
These shares were subject to restricted stock unit awards then outstanding under the Inducement Plan.
(4)
Reflects the 2,112,977 number of shares that remained available for new award grants under the 2019 Plan on February 3, 2024 and the 128,201 shares that remained available for issuance under the ESPP as of that date. The shares available for award grants under the 2019 Plan may be used for any type of award that may be granted under the 2019 Plan, as described above and subject to the share limits of the 2019 Plan. Effective as of May 29, 2019 (the date stockholders approved the 2019 Plan), no new awards may be granted under the 2013 Plan.
(5)
Reflects the 669,903 number of shares that remained available for new award grants under the Inducement Plan on February 3, 2024. The shares available for award grants under the Inducement Plan may be used for any type of award that may be granted under the Inducement Plan, as described above and subject to the share limits of the Inducement Plan.

2024 Proxy Statement	55

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 5, 2024, the number and percentage of outstanding shares of our Common Stock beneficially owned by each person known by us to beneficially own more than 5% of such stock, by each director and named executive officer, and by all current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has sole or shared “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as otherwise indicated in the footnotes to the table below, we believe that the beneficial owners of the Common Stock listed below, based on the information furnished by such owners, have sole voting power and investment power with respect to such shares, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 37,625,006 shares of Common Stock issued and outstanding as of April 5, 2024.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock as to which the person has the right to acquire beneficial ownership within 60 days of April 5, 2024, including shares of our Common Stock underlying restricted stock units and performance-based restricted stock units that are currently releasable or releasable within 60 days of April 5, 2024. We did not deem these shares outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South, Suite A, West Jordan, Utah 84088. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	(a)	(b)
More than 5% Stockholders
FMR LLC(1)	4,765,089	12.7%
Cannell Capital(2)	3,743,541	9.9%
BlackRock, Inc.(3)	2,673,990	7.1%
The Vanguard Group(4)	1,892,396	5.0%
Directors and Executive Officers
Paul Stone	-	*
Jeff White	56,799	*
Richard McBee	153,031	*
Steven Becker	112,803	*
Martha Bejar	53,669	*
Erica Fortune	20,112	*
Gregory P. Hickey	90,374	*
Nancy A. Walsh	24,637	*
Steven Sansom(5)	110,111	*
Philip C. Williamson	65,606	*
Jon Barker(6)	360,473	*
Joseph Schneider(7)	122,451	*
All Current Directors and Executive Officers as a group (10 persons)	687,142	1.8%

2024 Proxy Statement	56

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

* Less than 1.0% of total.

(1)
Based on a Schedule 13G/A filed with the SEC by FMR LLC on February 9, 2024. According to the Schedule 13G/A, as of December 29, 2023, FMR LLC has sole dispositive power over 4,765,089 shares of Common Stock. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(2)
Based on a Schedule 13G/A filed with the SEC by Cannell Capital, LLC on September 18, 2023. According to the Schedule 13G/A, as of September 18, 2023, Cannell Capital, LLC and J. Carlo Cannell have shared voting power over 3,743,541 shares of Common Stock, and shared dispositive power over 3,743,541 shares of Common Stock. The address of Cannell Capital LLC is 245 Meriwether Circle, Alta, Wyoming 83414.
(3)
Based on a Schedule 13G/A filed with the SEC by BlackRock, Inc. on January 26, 2023. According to the Schedule 13G/A, as of December 31, 2023, BlackRock, Inc. has sole voting power over 2,624,658 and sole dispositive power over 2,673,990 shares of Common Stock. The address of BlackRock, Inc. is 50 Hudson Yards New York, New York 10001.
(4)
Based on a Schedule 13G filed with the SEC by The Vanguard Group on February 13, 2024. According to the Schedule 13G, as of December 29, 2023, The Vanguard Group has sole voting power over 0 shares of Common Stock, shared voting power over 36,697 shares of Common Stock, sole dispositive power over 1,838,273 shares of Common Stock and shared dispositive power over 54,123 shares of Common Stock. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(5)
Includes 80,000 shares of Common Stock held by Sansom Holdings, LLC and 10,000 shares held by Mr. Sansom’s spouse. Steven Sansom is the managing member of Sansom Holdings, LLC and owns a 100% membership interest in Sansom Holdings, LLC. Mr. Sansom disclaims beneficial ownership of the shares of Common Stock held by his spouse, except to the extent of his indirect pecuniary interest, if any, in those shares.
(6)
Based on a Form 4 filed with the SEC by Mr. Barker on April 12, 2023. Includes 15,670 shares of Common Stock held by Karen Seaman with whom the reporting person shares a household. Mr. Barker disclaims beneficial ownership of the shares of Common Stock held by Ms. Seaman, except to the extent of his indirect pecuniary interest, if any, in those shares.
(7)
Based on a Form 4 filed with the SEC by Mr. Schneider on November 3, 2023.

2024 Proxy Statement	57

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership and reports of changes in ownership of our equity securities. Based solely on our review of reports filed electronically with the SEC during the fiscal year ended February 3, 2024, including any amendments thereto, our officers, directors and greater than 10% stockholders timely filed all reports required by Section 16(a) of the Exchange Act on a timely basis during the fiscal year ended February 3, 2024 except for one late Form 4 filing for Mr. Schneider to report the withholding of shares of our Common Stock for tax withholding purposes on July 14, 2023.

2024 Proxy Statement	58

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures Relating to Related Party Transactions

Our Board has adopted a written Related Person Transaction Policy, providing that our Audit Committee is responsible for reviewing “related party transactions,” which are transactions (i) in which we are or will be a participant, (ii) in which the aggregate amount involved exceeds or may be expected to exceed $120,000 or such lower threshold as our Audit Committee may determine, and (iii) in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, nominee for director, executive officer or greater than 5% beneficial owner of our Common Stock and their immediate family members. Under this policy, all related party transactions may be consummated or continued only if approved or ratified by our Audit Committee. In reviewing and approving any such transactions, our Audit Committee considers all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. No member of our Audit Committee may participate in the review, approval or ratification of a transaction with respect to which he or she is a related party, except that such member may be counted for purposes of a quorum and shall provide such information with respect to the transaction as may be reasonably requested by other members of the Committee.

We had no related party transactions requiring disclosure under applicable rules of the SEC in fiscal year 2023.

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our current executive officers and directors. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses reasonably incurred as a result of any proceeding against them as to which they could be indemnified. Additionally, we may enter into indemnification agreements with any future directors or executive officers.

2024 Proxy Statement	59

PROPOSAL 2 APPROVAL, ON AN ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our stockholders with the opportunity to approve, on an advisory basis, the compensation our named executive officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this Proxy Statement.

Our executive compensation decisions are made in the context of our executive compensation plan statement.

Under our executive compensation plan statement, our executive compensation philosophy is to:

▪
Align the interests of our executives with those of the stockholders;
▪
Attract, motivate, reward and retain the top contributors upon whom, in large part, our success depends;
▪
Be competitive with compensation programs for companies of similar size and complexity with whom we compete for talent, including direct competitors;
▪
Provide compensation based upon the short-term and long-term performance of both the individual executive and the Company; and
▪
Strengthen the relationship between pay and performance by emphasizing variable, at-risk compensation that is dependent upon the successful achievement of specified corporate and individual goals.

We urge stockholders to read the “Compensation Discussion and Analysis” section beginning on page 24 of this Proxy Statement, which describes in more detail the key elements of our executive compensation program. The Compensation Committee and the Board believe that our executive compensation program is appropriately designed to achieve the objectives of our executive compensation philosophy.

We are asking stockholders to approve the following advisory resolution at the Annual Meeting:

Resolved, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby Approved.

This vote is an advisory vote only and will not be binding on us, our Board or the Compensation Committee and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

We expect to hold our next advisory vote to approve the compensation of our named executive officers at our 2025 annual meeting of stockholders.

Vote Required for Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers

Approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority in voting power of the outstanding shares represented at the Annual Meeting, either in person or by proxy, and entitled to vote on the proposal. Abstentions will have the same effect as a vote “Against” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

2024 Proxy Statement	60

PROPOSAL 3 APPROVAL OF THE SPORTSMAN'S WAREHOUSE HOLDINGS, INC. AMENDED AND RESTATED 2019 PERFORMANCE INCENTIVE PLAN

General

At the 2019 Annual Meeting, stockholders approved the Sportsman’s Warehouse Holdings, Inc. 2019 Performance Incentive Plan (the “2019 Plan”). At this year’s Annual Meeting, stockholders are being asked to approve the Amended and Restated Sportsman’s Warehouse Holdings, Inc. 2019 Performance Incentive Plan (the “Amended 2019 Plan”), which was adopted by the Compensation Committee of the Board on April 1, 2024, subject to stockholder approval. The Amended 2019 Plan will become effective upon stockholder approval at the 2024 Annual Meeting (the “Effective Date”).

Approval of the Amended 2019 Plan by our stockholders will allow us to continue to grant equity awards at levels determined appropriate by our Board and Compensation Committee in order to secure and retain the services of our employees, consultants and directors, and to align their interests with those of our stockholders.

Requested Shares

Subject to the adjustments described below in the section below entitled “Adjustments,” if this Proposal 3 is approved by our stockholders, the maximum number of shares of Common Stock that may be delivered pursuant to awards under the Amended 2019 Plan, in the aggregate, since its inception, is equal to the sum of (a) 812,000 new shares; plus (b) the original 3,500,000 shares reserved under the 2019 Plan; plus (c) the number of shares of Common Stock that were available for grant purposes under the Sportsman’s Warehouse Holdings, Inc. 2013 Performance Incentive Plan (the “2013 Plan”) as of May 29, 2019, the date of the original stockholder approval of the 2019 Plan; plus (d) the number of any shares subject to restricted stock unit awards granted under the 2013 Plan that were outstanding and unvested on May 29, 2019 that are forfeited, terminated, cancelled or otherwise reacquired by us without having become vested; plus (e) any shares that are withheld or reacquired by us to satisfy the tax withholding obligations related to any such restricted stock unit award granted under the 2013 Plan that was outstanding on May 29, 2019 plus (f) shares that remain available for grant under the Sportsman’s Warehouse Holdings, Inc. Inducement Plan (the “Inducement Plan”) as of the Effective Date; plus (g) the number of any shares subject to awards (other than stock options and stock appreciation rights) granted under the Inducement Plan that were outstanding and unvested on the Effective Date that are forfeited, terminated, cancelled or otherwise reacquired by us without having become vested; plus (h) any shares that are withheld or reacquired by us to satisfy the tax withholding obligations related to any awards (other than stock options and stock appreciation rights) granted under the Inducement Plan that were outstanding as of the Effective Date; provided that in no event shall such maximum number of shares exceed 6,239,492 shares (which is the sum of the 4,312,000 shares set forth above in (a) and (b), plus the number of shares that were available for grant under the 2013 Plan as of April 5, 2019, the date of Board approval of the 2019 Plan, plus the aggregate number of shares subject to awards previously granted and outstanding under the 2013 Plan as of April 5, 2019, plus the number of shares that were available under the Inducement Plan for additional award grant purposes as of February 3, 2024, plus the aggregate number of shares subject to awards (other than options and stock appreciation rights) previously granted and outstanding under the Inducement Plan as of February 3, 2024).

Please see below for a description of the number of shares that will be available for additional award grant purposes as of the Effective Date.

Why We Believe It Is Important to Vote to Approve the Amended 2019 Plan

Equity Awards Are an Important Part of Our Compensation Philosophy

Our Board believes that our future success depends, in large part, on our ability to maintain a competitive position in retaining and motivating our employees, consultants and directors and that the issuance of equity awards is a key element in accomplishing these goals. The Amended 2019 Plan will allow us to continue to provide these incentives. Therefore, the

2024 Proxy Statement	61

PROPOSAL 3 APPROVAL OF THE SPORTSMAN'S WAREHOUSE HOLDING, INC. AMENDED AND RESTATED 2019 PERFORMANCE INCENTIVE PLAN

Board believes that the approval of the Amended 2019 Plan is in the best interests of the Company and its stockholders and recommends a vote in favor of this Proposal 3.

The Size of Our Share Reserve Request Is Reasonable, and our Inducement Plan Will Terminate Upon Stockholder Approval of the Amended 2019 Plan

Subject to the adjustments described below in the section below entitled “Adjustments” and the Amended 2019 Plan’s share counting provisions, as of the Effective Date, 3,594,880 shares may be delivered pursuant to awards granted to eligible grantees under the Amended 2019 Plan (reflecting 2,112,977 shares that remained available for grant under the 2019 Plan as of February 3, 2024, 669,903 shares that remained available for grant under the Inducement Plan as of February 3, 2024, plus 812,000 newly authorized shares), less one share for every share that is subject to an award granted under the 2019 Plan or Inducement Plan between February 3, 2024 and the Effective Date. If the Amended 2019 Plan is approved by our stockholders, the Inducement Plan will terminate on, and no further awards may be granted under the Inducement Plan after, the Effective Date.

If the Amended 2019 Plan is not approved by our stockholders, the 2019 Plan and the Inducement Plan will continue in effect, but we will be limited in the grants that we will be able to make, which could place us in a disadvantageous position as compared with our competitors, resulting in decreased employee retention and difficulty in recruiting for key positions.

We Manage Our Equity Incentive Award Use Carefully, and Dilution Is Reasonable

We believe that equity awards are a vital part of our overall compensation program. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees. The tables below show our overhang and burn rate information.

Overhang

The following table provides certain additional information regarding our equity incentive program (comprised of the 2019 Plan and the Inducement Plan). If the Amended 2019 Plan is approved by our stockholders, the Inducement Plan will terminate on, and no further awards may be granted under the Inducement Plan after, the Effective Date.

		As of February 3, 2024
Total number of shares subject to outstanding stock options		—
Weighted-average exercise price of outstanding stock options	($)	N/A

Weighted average remaining term of outstanding stock options		N/A
Total number shares of subject to outstanding full value awards		1,088,524

Total number of shares available for grant(1)		2,782,880

(1)
Shares Available for Grant as of Effective Date. Subject to the adjustments described below in the section below entitled “Adjustments” and the Amended 2019 Plan’s share counting provisions, as of the Effective Date, 3,594,880 shares may be delivered pursuant to awards granted to eligible grantees under the Amended 2019 Plan (reflecting 2,112,977 shares that remained available for grant under the 2019 Plan as of February 3, 2024, 669,903 shares that remained available for grant under the Inducement Plan as of February 3, 2024 plus 812,000 newly authorized shares), less one share for every share that is subject to an award granted under the 2019 Plan or Inducement Plan between February 3, 2024 and the Effective Date. If the Amended 2019 Plan is approved by our stockholders, the Inducement Plan will terminate on, and no further awards may be granted under the Inducement Plan after, the Effective Date.

2024 Proxy Statement	62

PROPOSAL 3 APPROVAL OF THE SPORTSMAN'S WAREHOUSE HOLDING, INC. AMENDED AND RESTATED 2019 PERFORMANCE INCENTIVE PLAN

The per-share closing price of our common stock as reported on Nasdaq Stock Market on April 5, 2024 was $3.82.

Burn Rate

The following table provides detailed information regarding the activity related to our equity incentive plans for fiscal years 2021, 2022 and 2023.

	Fiscal Year
	2023	2022	2021
Total number of shares subject to stock options granted	—	—	—
Total number of shares subject to time-based full value awards granted	1,219,000	444,000	708,000

Total number of shares subject to performance-based full value awards earned	221,000	168,000	22,000
Weighted-average number of shares outstanding	37,489,000	40,489,000	43,827,000

Gross Burn Rate(1)	3.8%	1.5%	1.7%

(1) Calculated as: shares subject to awards granted (or earned, as applicable) as a percentage of weighted-average common shares outstanding for each fiscal year.

The Amended 2019 Plan Reflects Best Practices

The following provisions have been retained or added to the Amended 2019 Plan:

▪
Stockholder approval is required for additional shares. The Amended 2019 Plan does not contain an annual “evergreen” provision. Therefore, the share reserve will not increase automatically on an annual basis.
▪
No further grants under Inducement Plan. Subject to stockholder approval of the Amended 2019 Plan, no future awards may be granted under the Inducement Plan.
▪
Repricing and cash buyouts are not allowed without stockholder approval. The Amended 2019 Plan expressly prohibits the repricing or cash buyout of outstanding options and share appreciation rights and similar actions without prior stockholder approval.
▪
No discounted share options or share appreciation rights. All stock options and stock appreciation rights granted under the Amended 2019 Plan must have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted (except in the case of awards granted in substitution of target company awards in connection with a corporate transaction).
▪
Vesting restrictions. Equity-based awards are subject to a one-year minimum vesting requirement, subject to limited exceptions as described below and in the Amended 2019 Plan, including an exception for up to 5% of the shares available for grant under the Amended 2019 Plan.
▪
Limit on non-employee director compensation. The Amended Plan contains an annual limit on non-employee director compensation.
▪
Specific disclosure of equity award vesting upon a corporate transaction. The Amended 2019 Plan specifically provides that in the event of a corporate transaction, if the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding equity awards under the Amended 2019 Plan, or substitute similar equity awards for such outstanding equity awards, then with respect to any such equity awards that have not been assumed, continued or substituted and that are held by participants whose

2024 Proxy Statement	63

PROPOSAL 3 APPROVAL OF THE SPORTSMAN'S WAREHOUSE HOLDING, INC. AMENDED AND RESTATED 2019 PERFORMANCE INCENTIVE PLAN

continuous service has not terminated prior to the transaction, the vesting of such equity awards will be accelerated in full (and with respect to any performance-based equity awards, vesting will be deemed to be satisfied at the target level of performance).
▪
No liberal share counting on options and stock appreciation rights. After February 3, 2024, the following shares of Common Stock will not become available again for issuance under the Amended 2019 Plan: (1) any shares that are reacquired or withheld (or not issued) by us to satisfy the exercise or strike price of an option or stock appreciation right; (2) any shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with an option or stock appreciation right; (3) any shares repurchased by us on the open market with the proceeds of the exercise or strike price of an option or stock appreciation right; and (4) in the event that a stock appreciation right is settled in shares of Common Stock, the gross number of shares of Common Stock subject to such award.
▪
Administration by independent committee. The Amended 2019 Plan will be administered by the members of our Compensation Committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the Nasdaq listing standards.
▪
Awards subject to forfeiture/clawback. The clawback policy that we adopted in order to comply with relevant requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act and related stock exchange listing standards applies to applicable awards granted under the Amended 2019 Plan. In addition, both time-based and performance-based cash or equity awards (whether short-term or long-term) are subject to an additional clawback policy adopted by the Compensation Committee that applies to cash or stock that vests or is received by Section 16 officers and certain other executives within 36 months prior to the date on which we are required to prepare an accounting restatement, to the extent that a lesser amount would have vested or been received absent the restatement.
▪
No liberal corporate transaction definition. The definition of corporate transaction in the Amended 2019 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for corporate transaction provisions in the Amended 2019 Plan to be triggered.
▪
Restrictions on dividends and dividend equivalent rights. Dividend equivalent rights may be granted as a separate award or in connection with another award under the Amended 2019 Plan; provided, however, that dividend equivalent rights may not be granted as to a stock option or stock appreciation right. In addition, any dividends and/or dividend equivalents as to the portion of an award that is subject to unsatisfied vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate in the event the applicable vesting requirements are not satisfied.

Summary Description of the Amended 2019 Performance Incentive Plan

The principal terms of the Amended 2019 Plan are summarized below. The following summary is qualified in its entirety by the full text of the Amended 2019 Plan, which appears as Appendix A to this Proxy Statement.

Purpose. The purpose of the Amended 2019 Plan is to promote the success of the Company by providing an additional means for us to attract, motivate, retain and reward selected employees and other eligible persons through the grant of awards. Equity-based awards are also intended to further align the interests of award recipients and our stockholders.

Administration. Our Board or one or more committees appointed by our Board will administer the Amended 2019 Plan. Our Board has delegated general administrative authority for the Amended 2019 Plan to the Compensation Committee. The Board or a committee thereof (within its delegated authority) may delegate different levels of authority to different committees or persons with administrative and grant authority under the Amended 2019 Plan. (The appropriate acting body, be it the Board or a committee or other person within its delegated authority is referred to in this proposal as the “Administrator”).

2024 Proxy Statement	64

PROPOSAL 3 APPROVAL OF THE SPORTSMAN'S WAREHOUSE HOLDING, INC. AMENDED AND RESTATED 2019 PERFORMANCE INCENTIVE PLAN

The Administrator has broad authority under the Amended 2019 Plan, including, without limitation, the authority:

▪
to select eligible participants and determine the type(s) of award(s) that they are to receive;
▪
to grant awards and determine the terms and conditions of awards, including the price (if any) to be paid for the shares or the award and, in the case of share-based awards, the number of shares to be offered or awarded;
▪
to determine any applicable vesting and exercise conditions for awards (including any applicable performance and/or time-based vesting or exercisability conditions) and the extent to which such conditions have been satisfied, or determine that no delayed vesting or exercise is required, to determine the circumstances in which any performance-based goals (or the applicable measure of performance) will be adjusted and the nature and impact of any such adjustment, to establish the events (if any) on which exercisability or vesting may accelerate (including specified terminations of employment or service or other circumstances), and to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards (subject in the case of options and stock appreciation rights to the maximum term of the award);
▪
to cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;
▪
subject to the other provisions of the Amended 2019 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award;
▪
to determine the method of payment of any purchase price for an award or shares of our Common Stock delivered under the Amended 2019 Plan, as well as any tax-related items with respect to an award, which may be in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of our Common Stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law;
▪
to modify the terms and conditions of any award, establish sub-plans and agreements and determine different terms and conditions that the Administrator deems necessary or advisable to comply with laws in the countries where the Company or one of its subsidiaries operates or where one or more eligible participants reside or provide services;
▪
to approve the form of any award agreements used under the Amended 2019 Plan; and
▪
to construe and interpret the Amended 2019 Plan, make rules for the administration of the Amended 2019 Plan, and make all other determinations for the administration of the Amended 2019 Plan.

Minimum Vesting Requirement. Subject to the provisions relating to corporate transactions, no award granted under the Amended 2019 Plan shall vest earlier than the first anniversary of the date the award is granted (excluding, for this purpose, any (i) substitute awards granted in substitution for target company awards in connection with a corporate transaction, (ii) shares delivered in lieu of fully vested cash awards, and (iii) awards to non-employee directors that vest on the earlier of the first anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting); provided, however, that notwithstanding the foregoing, awards that result in the issuance of an aggregate of up to 5% of the shares of Common Stock available for issuance under the Amended 2019 Plan may be granted without respect to this minimum vesting provision; and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Administrator’s discretion to provide for accelerated exercisability or vesting of any award, including, but not limited to, in cases of retirement, death, disability or a corporate transaction, in the terms of the award or otherwise.

No Repricing. In no case (except due to an adjustment to reflect a stock split or other event referred to under “Adjustments” below), will the Administrator (1) amend an outstanding stock option or stock appreciation right to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, (3) cancel, exchange, or

2024 Proxy Statement	65

PROPOSAL 3 APPROVAL OF THE SPORTSMAN'S WAREHOUSE HOLDING, INC. AMENDED AND RESTATED 2019 PERFORMANCE INCENTIVE PLAN

surrender an outstanding stock option or stock appreciation right in exchange for an option or stock appreciation right with an exercise or base price that is less than the exercise or base price of the original award, or (4) take any other action that is treated as a repricing under generally accepted accounting principles, unless our stockholders have approved such an action within the prior twelve (12) months.

Eligibility. Persons eligible to receive awards under the Amended 2019 Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries. Currently, all officers and employees of the Company and its subsidiaries (including all of the Company’s named executive officers), and each of the seven non-employee directors of the Company, are considered eligible under the Amended 2019 Plan.

Aggregate Share Limit. The maximum number of shares of our Common Stock that may be issued or transferred pursuant to awards under the Amended 2019 Plan equals the sum of the following (such total number of shares, the “Share Limit”):

▪
812,000 new shares, plus
▪
the 3,500,000 shares originally reserved under the 2019 Plan, plus
▪
the number of shares that were available for additional award grant purposes under the 2013 Plan as of the date of May 29, 2019 and determined immediately prior to the termination of the authority to grant new awards under that plan as of May 29, 2019, plus
▪
the number of any shares subject to restricted stock unit awards granted under the 2013 Plan that were outstanding and unvested as of May 29, 2019 which are forfeited, terminated, cancelled, or otherwise reacquired after May 29, 2019 without having become vested, plus any shares that are withheld or reacquired by the Company to satisfy the tax withholding obligations related to any restricted stock units granted under the 2013 Plan that were outstanding as of May 29, 2029; plus
▪
the number of any shares subject to awards (other than stock options and stock appreciation rights) granted under the Inducement Plan that were outstanding and unvested on the Effective Date that are forfeited, terminated, cancelled or otherwise reacquired by us without having become vested; plus
▪
any shares that are withheld or reacquired by us to satisfy the tax withholding obligations related to any awards (other than stock options and stock appreciation rights) granted under the Inducement Plan that were outstanding on the Effective Date; plus
▪
shares that remain available for grant under the Inducement Plan as of the Effective Date;

provided that in no event shall the Share Limit exceed 6,239,492 shares (which is the sum of the 4,312,000 shares set forth above, plus the number of shares that were available under the 2013 Plan for additional award grant purposes as of April 5, 2019, plus the aggregate number of shares subject to awards previously granted and outstanding under the 2013 Plan as of April 5, 2019, plus the number of shares that were available under the Inducement Plan for additional award grant purposes as of February 3, 2024, plus the aggregate number of shares subject to awards (other than options and stock appreciation rights) previously granted and outstanding under the Inducement Plan as of February 3, 2024.

Shares Available for Grant as of Effective Date. Subject to the adjustments described below in the section below entitled “Adjustments” and the Amended 2019 Plan’s share counting provisions, as of the Effective Date, 3,594,880 shares may be delivered pursuant to awards granted to eligible grantees under the Amended 2019 Plan (reflecting 2,112,977 shares that remained available for grant under the 2019 Plan as of February 3, 2024, 669,903 shares that remained available for grant under the Inducement Plan as of February 3, 2024 plus 812,000 newly authorized shares), less one share for every share that is subject to an award granted under the 2019 Plan or Inducement Plan between February 3, 2024 and the Effective Date. If the Amended 2019 Plan is approved by our stockholders, the Inducement Plan will terminate on, and no further awards may be granted under the Inducement Plan after, the Effective Date.

2024 Proxy Statement	66

PROPOSAL 3 APPROVAL OF THE SPORTSMAN'S WAREHOUSE HOLDING, INC. AMENDED AND RESTATED 2019 PERFORMANCE INCENTIVE PLAN

Additional Share Limits. The following other limits are also contained in the Amended 2019 Plan. These limits are in addition to, and not in lieu of, the Share Limit for the plan described above.

▪
The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 4,312,000 shares. (For clarity, any shares issued in respect of incentive stock options granted under the plan will also count against the overall Share Limit above.)
▪
The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director (as defined in the Amended 2019 Plan) with respect to any fiscal year, including awards granted and cash fees paid by us to such non-employee director, will not exceed (i) $350,000 in total value or (ii) in the event that during such fiscal year such non-employee director is (A) serving as the independent chair of the Board or as a lead independent director, or (B) first appointed or elected to the Board, $500,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. For avoidance of doubt, compensation will count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred. These limits do not apply to, and will be determined without taking into account, any award granted to an individual who, on the grant date of the award, is an officer or employee or receiving compensation as a consultant, in either case where such award relates to such service as officer, employee or consultant. These limits apply on an individual basis and not on an aggregate basis to all non-employee directors as a group.

Share-Limit Counting Rules. The Share Limit of the Amended 2019 Plan is subject to the following rules:

▪
Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the Amended 2019 Plan will not be counted against the Share Limit and will again be available for subsequent awards under the Amended 2019 Plan.
▪
Shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any award granted under the Amended 2019 Plan (after February 3, 2024, other than an option or stock appreciation right), as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award granted under the Amended 2019 Plan (after February 3, 2024, other than an option or stock appreciation right), will not be counted against the Share Limit and will again be available for subsequent awards under the Amended 2019 Plan.
▪
To the extent that an award is settled in cash or a form other than shares (other than an option or stock appreciation right), the shares that would have been delivered had there been no such cash or other settlement will not be counted against the Share Limit and will again be available for subsequent awards under the Amended 2019 Plan.
▪
In the event that shares are delivered in respect of a dividend equivalent right, the actual number of shares delivered with respect to the award shall be counted against the Share Limit. (For purposes of clarity, if 1,000 dividend equivalent rights are granted and outstanding when the Company pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the Share Limit.) Except as otherwise provided by the Administrator, shares delivered in respect of dividend equivalent rights shall not count against any individual award limit under the Amended 2019 Plan other than the aggregate Share Limit.
▪
For the avoidance of doubt and notwithstanding any other provision of the Amended 2019 Plan to the contrary, after February 3, 2024, the following shares of Common Stock will not become available again for issuance under the Amended 2019 Plan: (1) any shares that are reacquired or withheld (or not issued) by us to satisfy the exercise or strike price of an option or stock appreciation right (2) any shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with an option or stock

2024 Proxy Statement	67

PROPOSAL 3 APPROVAL OF THE SPORTSMAN'S WAREHOUSE HOLDING, INC. AMENDED AND RESTATED 2019 PERFORMANCE INCENTIVE PLAN

appreciation right; (3) any shares repurchased by us on the open market with the proceeds of the exercise or strike price of an option or stock appreciation right; and (4) in the event that a stock appreciation right is settled in shares of Common Stock, the gross number of shares of Common Stock subject to such award.

In addition, the Amended 2019 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the Amended 2019 Plan. The Company may not increase the applicable share limits of the Amended 2019 Plan by repurchasing shares of Common Stock on the market (by using cash received through the exercise of stock options or otherwise).

Types of Awards. The Amended 2019 Plan authorizes stock options, stock appreciation rights, and other forms of awards granted or denominated in our Common Stock or units of our Common Stock, as well as cash bonus awards. The Amended 2019 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be structured to be paid or settled in cash.

A stock option is the right to purchase shares of our Common Stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option generally may not be less than the fair market value of a share of our Common Stock on the date of grant (except in the case of stock options granted in substitution of target company awards in connection with a corporate transaction). The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the Amended 2019 Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the Amended 2019 Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of share of our Common Stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and generally may not be less than the fair market value of a share of our Common Stock on the date of grant (except in the case of stock appreciation rights granted in substitution of target company awards in connection with a corporate transaction). Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

The other types of awards that may be granted under the Amended 2019 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units or phantom stock (which are contractual rights to receive shares of stock, or cash based on the fair market value of a share of stock), dividend equivalents which represent the right to receive a payment based on the dividends paid on a share of stock over a stated period of time, or similar rights to purchase or acquire shares, and cash awards.

Any awards under the Amended 2019 Plan (including awards of stock options and stock appreciation rights) may be fully-vested at grant or may be subject to time- and/or performance-based vesting requirements.

Dividend Equivalents; Deferrals. The Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Administrator may provide that awards under the Amended 2019 Plan (other than options or stock appreciation rights), and/or deferrals, earn dividends or dividend equivalents based on the amount of dividends paid on outstanding shares of Common Stock, provided that any dividends and/or dividend equivalents as to the portion of an award that is subject to unsatisfied vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate in the event the applicable vesting requirements are not satisfied (or, in the case of a restricted stock or similar award where the dividend must be paid as a matter of law, the dividend payment will be subject to forfeiture or repayment, as the case may be, if the related vesting conditions are not satisfied).

Corporate Transactions. The following provisions shall apply to awards in the event of a corporate transaction (as defined in the Amended 2019 Plan) unless otherwise provided in the agreement evidencing the award or any other written agreement with the participant or unless otherwise expressly provided by the Administrator at the time of grant of an award:

2024 Proxy Statement	68

PROPOSAL 3 APPROVAL OF THE SPORTSMAN'S WAREHOUSE HOLDING, INC. AMENDED AND RESTATED 2019 PERFORMANCE INCENTIVE PLAN

▪
Awards Held by Current Participants. In the event of a corporate transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue outstanding awards or substitute similar awards for such outstanding awards, then with respect to awards that have not been assumed, continued or substituted and that are held by participants whose service has not terminated prior to the effective time of the corporate transaction (referred to as the “current participants”), the vesting of such awards (and, with respect to options and stock appreciation rights, the time when such awards may be exercised) will be accelerated in full to a date prior to the effective time of such corporate transaction (contingent upon the effectiveness of the corporate transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the corporate transaction), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the effectiveness of the corporate transaction). With respect to the vesting of performance-based awards that will accelerate upon the occurrence of a corporate transaction pursuant to this paragraph and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the award agreement, the vesting of such performance-based awards will accelerate at 100% of the target level upon the occurrence of the corporate transaction.
▪
Awards Held by Persons other than Current Participants. In the event of a corporate transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding awards or substitute similar awards for such outstanding awards, then with respect to awards that have not been assumed, continued or substituted and that are held by persons other than current participants, such awards will terminate if not exercised (if applicable) prior to the occurrence of the corporate transaction; provided, however, that any reacquisition or repurchase rights held by us with respect to such awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.
▪
Awards May Be Assumed. In the event of a corporate transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all awards outstanding under the Plan or may substitute similar awards for awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to our stockholders pursuant to the corporate transaction), and any reacquisition or repurchase rights held by us in respect of Common Stock issued pursuant to awards may be assigned by us to our successor. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an award or substitute a similar award for only a portion of an award, or may choose to assume or continue the awards held by some, but not all participants. The terms of any assumption, continuation or substitution will be set by the Administrator.
▪
Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an award will terminate if not exercised prior to the effective time of a corporate transaction, the Board may provide, in its sole discretion, that the holder of such award may not exercise such award but will receive a payment, in such form as may be determined by the Administrator, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the participant would have received upon the exercise of the award (including, at the discretion of the Administrator, any unvested portion of such award), over (2) any exercise price payable by such holder in connection with such exercise.

Transfer Restrictions. Subject to certain exceptions contained in the Amended 2019 Plan, awards under the Amended 2019 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and are not made for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting securities are held by the award recipient or by the recipient’s family members).

2024 Proxy Statement	69

PROPOSAL 3 APPROVAL OF THE SPORTSMAN'S WAREHOUSE HOLDING, INC. AMENDED AND RESTATED 2019 PERFORMANCE INCENTIVE PLAN

Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the Amended 2019 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority. Except as expressly provided with respect to the termination of the authority to grant new awards under the Inducement Plan if stockholders approve the Amended 2019 Plan, the Amended 2019 Plan does not limit the authority of the Board or any committee to grant awards or authorize any other compensation, with or without reference to our Common Stock, under any other plan or authority.

Termination of or Changes to the Amended 2019 Plan. The Board may amend or terminate the Amended 2019 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or deemed necessary or advisable by the Board. Unless terminated earlier by the Board and subject to any extension that may be approved by stockholders, the authority to grant new awards under the Amended 2019 Plan will terminate on May 29, 2034. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

U.S. Federal Income Tax Consequences of Awards under the Amended 2019 Plan

The U.S. federal income tax consequences of the Amended 2019 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the Amended 2019 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

With respect to nonqualified stock options, the company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the Amended 2019 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the Amended 2019 Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), the company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, under Section 162(m) of the Code, the aggregate compensation in excess of $1,000,000 attributable to awards held by current or former named executive officers will generally not be deductible by the Company.

New Plan Benefits

The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors, and employees under the Amended 2019 Plan. We do not presently have any current plans, proposals or arrangements, written or otherwise, to issue any of the newly available authorized shares under the Amended 2019 Plan, except as set forth below with respect to non-employee directors and our Chief Executive

2024 Proxy Statement	70

PROPOSAL 3 APPROVAL OF THE SPORTSMAN'S WAREHOUSE HOLDING, INC. AMENDED AND RESTATED 2019 PERFORMANCE INCENTIVE PLAN

Officer. As of April 5, 2024, we have 5,226 employees, 15 consultants and eight non-employee directors who would be eligible to receive grants under the Amended 2019 Plan.

Awards granted under the Amended 2019 Plan to our non-employee directors are not subject to set benefits or amounts under the terms of the Amended 2019 Plan itself. However, our director compensation policy provides for certain equity award grants to our non-employee directors. On and after the date of the Annual Meeting, if this Proposal 3 is approved by our stockholders, any such equity award grants will be made under the Amended 2019 Plan. If this Proposal 3 is not approved by our stockholders, any such equity award grants will be made under the 2019 Plan. For additional information regarding our current compensation program for non-employee directors, please see above in the section entitled “Director Compensation”.

Pursuant to the employment agreement with our Chief Executive Officer, Mr. Stone, we agreed as a signing bonus to grant him time-based RSUs with a value of $400,000 on the date occurring six months after his start date, which will be May 1, 2024, under the Inducement Plan. As noted above, shares subject to grants made under the Inducement Plan that are made between February 3, 2024 and the Effective Date will reduce the available share reserve under the Amended 2019 Plan on a one for one basis. If the Amended 2019 Plan is approved by our stockholders, the Inducement Plan will terminate, and no further awards may be granted after the Effective Date.

Plan Benefits under 2019 Plan

No stock options have been granted under the 2019 Plan since its approval by stockholders in May 2019.

Vote Required for Approval of the Amended 2019 Plan

The Board believes that the adoption of the Amended 2019 Plan will promote the interests of the Company and its stockholders and will help the Company continue to be able to attract, retain and reward persons important to our success.

All members of the Board and all of the Company’s executive officers are eligible for awards under the Amended 2019 Plan and thus have a personal interest in the approval of the Amended 2019 Plan.

Approval of the Amended 2019 Plan requires the affirmative vote of a majority of the of the shares represented at the Annual Meeting, either in person or by proxy, and entitled to vote on the proposal. Abstentions will be considered as a vote “against” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED 2019 PERFORMANCE INCENTIVE PLAN AS DESCRIBED ABOVE AND SET FORTH IN APPENDIX A HERETO.

2024 Proxy Statement	71

PROPOSAL 4 APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE ESPP TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT UNDER THE ESPP AND TO REMOVE THE ESPP'S TEN-YEAR TERM.

The Board approved on April 16, 2024, and is asking the stockholders to approve an amendment and restatement of our Employee Stock Purchase Plan (the “ESPP”) to increase by 800,000 shares (from 800,000 shares to 1,600,000 shares) the number of shares of the Company’s common stock reserved for issuance under the ESPP and to remove its ten-year term. References to the ESPP that relate to its operation following stockholder approval of this Proposal 4 should be read as referring to the amended and restated ESPP.

The ESPP was approved by the Board on April 1, 2015 and by our shareholders on June 24, 2015. The ESPP enables qualified employees of the Company and its designated subsidiaries to purchase, by means of payroll deductions, limited amounts of the Company’s common stock at a discount during periodic “Offering Periods,” as described below. The Board believes that the ESPP helps the Company to retain and motivate eligible employees and helps to further align the interests of eligible employees with those of the Company’s stockholders.

The Company relies on equity incentives, including the ESPP, as one means of attracting and retaining employees, and we believe that such incentives are essential to our long-term growth and future success. The proposed share increase will ensure that a sufficient reserve of Common Stock remains available under the ESPP to allow us to continue to provide this type of equity incentive to our employees at a competitive level. We are proposing to remove the ten-year term because a term is not legally required and we believe that it is no longer market practice for a plan of this nature to have a fixed term.

Our compensation committee carefully monitors our annual burn rate, dilution, and equity expense. We cannot determine at this time the participants who will be granted options to purchase shares under the ESPP, the amount of any such options or purchases, or the potential value of such options or purchases to participants, as the election to participate and the amount of any purchases under the ESPP will be determined by the individual employees in their sole discretion and the purchase price has not yet been determined; however, all participants are subject to the purchase limitations set forth in the ESPP. Under our current offering terms, the number of shares of our common stock which a participant may purchase during any offering period is limited to 5,000 shares. In addition, the fair market value of shares purchased by an individual participant in the ESPP may not exceed $25,000 in any calendar year.

Should our stockholders fail to approve the amendment and restatement of the ESPP, it will continue to remain in effect in accordance with its current terms. However, because only 127,700 shares of Common Stock remained available for issuance under the ESPP as of April 5, 2024, and because the ESPP would otherwise terminate in approximately one more year, our ability to use this form of equity-based compensation to attract, retain and motivate our employees in what is a very competitive hiring environment would be constrained.

The ESPP, as amended and restated, is attached to this proxy statement as Appendix B and is incorporated herein by reference. The following description of the ESPP, as amended and restated, is a summary of certain important provisions and does not purport to be a complete description of the ESPP.

Summary Description of the ESPP

The principal terms of the ESPP are summarized below. The following summary is qualified in its entirety by the full text of the ESPP, which is attached as Appendix B to this Proxy Statement.

Purpose

2024 Proxy Statement	72

PROPOSAL 4 APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE ESPP TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT UNDER THE ESPP AND TO REMOVE THE ESPP'S TEN-YEAR TERM.

The purpose of the ESPP is to provide eligible employees with an opportunity to purchase shares of our Common Stock at a favorable price and upon favorable terms in consideration of the participating employees’ continued services. The ESPP is intended to provide an additional incentive to participating eligible employees to remain in the Company’s employ and, through acquiring ownership of our Common Stock, to provide an additional incentive to advance the best interests of the Company and its stockholders.

Operation of the ESPP

The ESPP generally operates in successive six-month periods referred to as “Offering Periods,” provided that the plan administrator may provide in advance that a particular Offering Period will be of a different duration and/or will consist of one or more “purchase periods.” However, an Offering Period may not be shorter than three months and may not be longer than 27 months. On the first day of each Offering Period (referred to as the “Grant Date”), each eligible employee who has timely elected to participate in the ESPP for that Offering Period will be granted an option to purchase shares of our Common Stock. A participant must designate in his or her election the percentage of his or her compensation to be withheld from his or her pay during that Offering Period for the purchase of stock under the ESPP. The participant’s contributions under the ESPP will be credited to a bookkeeping account in his or her name. Subject to certain limits, a participant generally may elect to terminate (but may not otherwise increase or decrease) his or her contributions to the ESPP during an Offering Period. A participant generally may elect to increase, decrease or terminate his or her contributions to the ESPP effective with the first Offering Period that commences after the election is received. Amounts contributed to the ESPP constitute general corporate assets of the Company and may be used for any corporate purpose.

Each option granted under the ESPP will automatically be exercised on the last day of the Offering Period with respect to which it was granted (referred to as the “Purchase Date”). The number of shares acquired by a participant upon exercise of his or her option will be determined by dividing the participant’s ESPP account balance as of the applicable Purchase Date by the “Option Price” for that Offering Period. The determination of the Option Price for an Offering Period may be changed from time to time, except that in no event may the Option Price for an Offering Period be lower than the lesser of (i) 85% of the fair market value of a share of our Common Stock on the applicable Grant Date, or (ii) 85% of the fair market value of a share of our Common Stock on the applicable Purchase Date. A participant’s ESPP account will be reduced upon exercise of his or her option by the amount used to pay the Option Price of the shares acquired by the participant. No interest will be paid to any participant or credited to any account under the ESPP.

Eligibility

Only certain employees of the Company and its subsidiaries will be eligible to participate in the ESPP. To be eligible to participate in an Offering Period, on the Grant Date of that period an individual must, unless otherwise provided by the ESPP administrator, be customarily employed for more than 20 hours per week and for more than five months per calendar year.

As of April 5, 2024, approximately 2,900 employees of the Company and its subsidiaries (including our executive officers) were eligible to participate in the ESPP.

Limits on Authorized Shares; Limits on Contributions

If stockholders approve the amendment of the ESPP, a maximum of 1,600,000 shares of our Common Stock (800,000 new shares plus the 800,000 shares originally reserved under the Plan prior to its amended and restatement) may be purchased under the ESPP. As noted above, only 127,700 of the original 800,000 shares reserved under the ESPP were available for grant as of April 5, 2024.

Participation in the ESPP is also subject to the following limits:

2024 Proxy Statement	73

PROPOSAL 4 APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE ESPP TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT UNDER THE ESPP AND TO REMOVE THE ESPP'S TEN-YEAR TERM.

▪
A participant cannot contribute less than 1% or more than 15% of his or her compensation to the purchase of stock under the ESPP in any one payroll period.
▪
A participant cannot purchase more than $25,000 of stock (valued at the start of the applicable Offering Period and without giving effect to any discount reflected in the purchase price for the stock) under the ESPP in any one calendar year.
▪
A participant will not be granted an option under the ESPP if when exercised it would cause the participant to own stock and/or hold outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company or one of its subsidiaries or to the extent it would exceed certain other limits under the U.S. Internal Revenue Code (the “Code”).

The ESPP administrator has the flexibility to change the 1% and 15% contribution limits referred to above from time to time without stockholder approval. The plan administrator may also establish a limit on the number of shares of our Common Stock that an individual may purchase under the ESPP in any one Offering Period, and may change that limit from time to time. However, we cannot increase the aggregate-share limit under the ESPP, other than to reflect stock splits and similar adjustments as described below, without stockholder approval. The $25,000 and the 5% ownership limitations referred to above are required under the Code.

Anti-dilution Adjustments

As is customary in stock incentive plans of this nature, the number and kind of shares available under the ESPP, as well as ESPP purchase prices and share limits, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to our stockholders.

Termination of Participation

A participant’s election to participate in the ESPP will generally continue in effect for all Offering Periods until the participant makes a new election that takes effect or the participant ceases to participate in the ESPP. A participant’s participation in the ESPP generally will terminate if, prior to the applicable Purchase Date, the participant ceases to be employed by the Company or one of its participating subsidiaries or the participant otherwise no longer satisfies the eligibility requirements described above.

If a participant’s ESPP participation terminates during an Offering Period for any of the reasons discussed in the preceding paragraph, he or she will no longer be permitted to make contributions to the ESPP for that Offering Period and, subject to limited exceptions, his or her option for that Offering Period will automatically terminate and his or her ESPP account balance will be paid to him or her in cash without interest. However, a participant’s termination from participation will not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.

Transfer Restrictions

A participant’s rights with respect to options or the purchase of shares under the ESPP, as well as contributions credited to his or her ESPP account, may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution.

Administration

The ESPP is administered by the Board or by a committee appointed by the Board. The Board has appointed the Compensation Committee of the Board as the current administrator of the ESPP. The administrator has full power and

2024 Proxy Statement	74

PROPOSAL 4 APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE ESPP TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT UNDER THE ESPP AND TO REMOVE THE ESPP'S TEN-YEAR TERM.

discretion to adopt, amend or rescind any rules and regulations for carrying out the ESPP and to construe and interpret the ESPP. Decisions of the ESPP administrator with respect to the ESPP are final and binding on all persons. The administrator may also adopt rules, procedures, separate offerings or sub-plans applicable to particular subsidiaries or locations.

No Limit on Other Plans

The ESPP does not limit the ability of the Board or any committee of the Board to grant awards or authorize any other compensation, with or without reference to our Common Stock, under any other plan or authority.

Amendments and Termination

The Board generally may amend or terminate the ESPP at any time and in any manner, provided that the then-existing rights of participants are not materially and adversely affected thereby. Stockholder approval for an amendment to the ESPP will only be required to the extent necessary to meet the requirements of Section 423 of the Code or to the extent otherwise required by law or applicable stock exchange rules. The ESPP administrator also may, from time to time, without stockholder approval and without limiting the Board’s amendment authority, designate those subsidiaries of the Company whose employees may participate in the ESPP and, subject only to certain limitations under the Code, change the ESPP’s eligibility rules.

Federal Income Tax Consequences of the ESPP

Following is a general summary of the current federal income tax principles applicable to the ESPP. The following summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local or international tax consequences.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the U.S. Internal Revenue Code. Participant contributions to the ESPP are made on an after-tax basis. That is, a participant’s ESPP contributions are deducted from compensation that is taxable to the participant and for which the Company is generally entitled to a tax deduction.

Generally, no taxable income is recognized by a participant with respect to either the grant or exercise of his or her ESPP option. The Company will have no tax deduction with respect to either of those events. A participant will generally recognize income (or loss) only upon a sale or disposition of any shares that the participant acquires under the ESPP. The particular tax consequences of a sale of shares acquired under the ESPP depend on whether the participant has held the shares for a “Required Holding Period” before selling or disposing of the shares. The Required Holding Period starts on the date that the participant acquires the shares under the ESPP and ends on the later of (a) two years after the Grant Date of the Offering Period in which the participant acquired the shares, or (b) one year after the Purchase Date on which the participant acquired the shares.

If the participant holds the shares for the Required Holding Period and then sells the shares at a price in excess of the purchase price paid for the shares, the gain on the sale of the shares will be taxed as ordinary income to the participant to the extent of the lesser of (1) the amount by which the fair market value of the shares on the Grant Date of the Offering Period in which the participant acquired the shares exceeded the purchase price of the shares (calculated as though the shares had been purchased on the Grant Date), or (2) the gain on the sale of the shares. Any portion of the participant’s gain on the sale of the shares not taxed as ordinary income will be taxed as long-term capital gain. If the participant holds the shares for the Required Holding Period and then sells the shares at a price less than the purchase price paid for the shares, the loss on the sale will be treated as a long-term capital loss to the participant. The Company will not be entitled to a tax deduction with respect to any shares held by the participant for the Required Holding Period, regardless of whether the shares are eventually sold at a gain or a loss.

2024 Proxy Statement	75

PROPOSAL 4 APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE ESPP TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT UNDER THE ESPP AND TO REMOVE THE ESPP'S TEN-YEAR TERM.

The participant has a “Disqualifying Disposition” if the participant disposes of the shares before the participant has held the shares for the Required Holding Period. If the participant sells the shares in a Disqualifying Disposition, the participant will realize ordinary income in an amount equal to the difference between the purchase price paid for the shares and the fair market value of the shares on the Purchase Date on which the participant acquired the shares, and the Company generally will be entitled to a corresponding tax deduction. In addition, if the participant makes a Disqualifying Disposition of the shares at a price in excess of the fair market value of the shares on the Purchase Date, the participant will realize capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Purchase Date. Alternatively, if the participant makes a Disqualifying Disposition of the shares at a price less than the fair market value of the shares on the Purchase Date, the participant will realize a capital loss in an amount equal to the difference between the fair market value of the shares on the Purchase Date and the selling price of the shares. The Company will not be entitled to a tax deduction with respect to any capital gain realized by a participant.

New Plan Benefits

The benefits that will be received by or allocated to eligible employees under the ESPP cannot be determined at this time. We do not know the extent to which those employees who are eligible will actually elect to participate in the ESPP and, as to those eligible employees who elect to participate, the amount of contributions set aside to purchase shares of our Common Stock under the ESPP (subject to the limitations discussed above) is entirely within the discretion of each participant.

The total number of shares of our Common Stock issued and outstanding as of April 5, 2024 was 37,625,006 shares. The closing market price for a share of our Common Stock as of April 5, 2024 was $3.82 per share.

Plan Benefits

The table below shows, as to the listed individuals and specified groups, the number of shares of common stock purchased under the ESPP since its inception, together with the weighted average purchase price paid per share.

	Number of Purchased Shares of Common Stock	Weighted Average Purchase Price
Name and Position	(#)	($)
Paul Stone
President and Chief Executive Officer	—	—
Jeff White
Chief Financial Officer and Secretary	4,813	6.32
All executive officers as a group (2 persons)	4,813	6.32
All directors who are not executive officers as a group (8 persons)(1)	—	—
All employees, excluding executive officers as a group (890 persons)	667,487	5.45

(1)	Non-employee directors are not eligible to participate in the Purchase Plan.

Vote Required for Approval of the Employee Stock Purchase Plan

The Board believes that approval of the adoption of the ESPP will promote the Company’s interests and the interests of its stockholders and continue to enable the Company to attract, retain and reward persons important to its success.

2024 Proxy Statement	76

PROPOSAL 4 APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE ESPP TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT UNDER THE ESPP AND TO REMOVE THE ESPP'S TEN-YEAR TERM.

Members of the Board who are not employees are not eligible to participate in the ESPP. Each of the Company’s executive officers is eligible to participate in the ESPP and thus has a personal interest in the approval of the ESPP.

Approval of the adoption of the ESPP requires the affirmative vote of a majority of the shares represented at the Annual Meeting, either in person or by proxy, and entitled to vote. Broker non-votes will not be counted as a vote “for” or “against” this ESPP proposal and will therefore have no effect on the proposal. Abstentions will be considered as a vote “against” this ESPP proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN AS DESCRIBED ABOVE AND SET FORTH IN APPENDIX B HERETO.

2024 Proxy Statement	77

PROPOSAL 5 RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP (“Grant Thornton”) served as the Company’s independent registered public accounting firm during the fiscal year ended February 3, 2024 (fiscal year 2023) and, in that capacity, audited the Company’s consolidated financial statements for the fiscal year ended February 3, 2024. Stockholder ratification of the appointment of Grant Thornton as our independent registered public accounting firm for fiscal year 2024 is not required by our Bylaws or otherwise. However, the Board is submitting the appointment of Grant Thornton to the stockholders for ratification as a matter of good corporate governance. If stockholders do not ratify this appointment, the Audit Committee will reconsider whether or not to retain Grant Thornton, and may decide to retain them notwithstanding the vote. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A representative of Grant Thornton will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from stockholders.

Audit and Other Fees

The following table shows the aggregate fees billed to us for professional services by Grant Thornton for fiscal years 2023 and 2022:

	Grant Thornton Fiscal 2023	Grant Thornton Fiscal 2022
Audit Fees (1)	639,074	638,515
Audit Related Fees	—	—
Tax Fees (2)	—	—
All Other Fees	—	—
Total	639,074	638,515

(1)
Audit fees represent fees billed or accrued for professional services rendered for the audit of our consolidated annual financial statements, the review of the interim condensed consolidated financial statements included in quarterly filings and services that are normally provided by Grant Thornton in connection with statutory and regulatory filings or engagements and the audit of our internal control over financial reporting.
(2)
Tax fees represent fees billed for professional services rendered for the preparation of our federal and state income tax returns and other tax consulting services.

None of the services described above were approved pursuant to the de minimis exception provided in Rule 2-01I(7)I(C) of Regulation S-X promulgated by the SEC. The Audit Committee also concluded that Grant Thornton’s provision of audit and tax services to the Company and its affiliates is compatible with Grant Thornton’s independence.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for the pre-approval of audit and permitted non-audit services that may be performed by the Company’s independent registered public accounting firm. Under this policy, each year, at the time it engages the independent registered public accounting firm, the Audit Committee pre-approves the audit engagement terms and fees and also may pre-approve detailed types of audit-related and permitted tax and other services, subject to certain dollar limits, to be performed during the next twelve months. All other non-audit services are required to be pre-approved by the Audit Committee on an engagement-by-engagement basis, subject to those exceptions that may be permitted by applicable law. The Audit Committee may delegate its authority to pre-approve services to one or more of its members, whose activities shall be reported to the Audit Committee at each regularly scheduled meeting. In

2024 Proxy Statement	78

PROPOSAL 5 RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

accordance with this policy, the Audit Committee pre-approved all services to be performed by the Company’s independent registered public accounting firm in fiscal years 2023 and 2022.

Vote Required for Ratification of the Appointment of our Independent Registered Public Accounting Firm

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority in voting power of the outstanding shares represented at the Annual Meeting, either in person or by proxy, and entitled to vote on the proposal. Abstentions will have the same effect as a vote “against” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

2024 Proxy Statement	79

Report of the Audit Committee

The Audit Committee assists the Board in its oversight of the Company’s financial statements and reporting process, audit process and internal controls. The Audit Committee operates under a written charter adopted by the Board, which describes this and the other responsibilities of the Audit Committee. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and internal controls over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. Grant Thornton, the Company’s independent registered public accounting firm for fiscal year 2023, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles and internal controls over financial reporting. The Audit Committee has discussed with Grant Thornton the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received and reviewed the written disclosures and the letter from Grant Thornton required by applicable requirements of the PCAOB regarding Grant Thornton’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton its independence.

Based on the review and discussions referred to above, the Audit Committee (i) recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended February 3, 2024 for filing with the SEC, and (ii) appointed Grant Thornton as the Company’s independent registered public accounting firm for fiscal year 2024. This report is provided by the following directors, who constitute the Audit Committee:

Nancy A. Walsh (Chair)

Martha Bejar

Gregory P. Hickey

Phillip Williamson

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

2024 Proxy Statement	80

PROPOSALS OF STOCKHOLDERS AND DIRECTOR NOMINATIONS FOR 2025 ANNUAL MEETING

Requirements for Proposals to be Considered for Inclusion in Proxy Materials. If you would like to present a proposal for possible inclusion in our proxy statement for our 2025 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, please send the proposal to the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South Suite A, West Jordan, Utah 84088. To be eligible for inclusion in our proxy statement, proposals must be received by December 25, 2024 and must comply with Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If we change the date of the 2024 annual meeting of stockholders by more than 30 days from the anniversary of this year’s meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2024 annual meeting of stockholders.

Requirements for Proposals Not Intended for Inclusion in Proxy Materials and for Nomination of Director Candidates. Stockholders who wish to nominate persons for election to the Board of Directors at the 2025 annual meeting of stockholders or wish to present a proposal at the 2025 annual meeting of stockholders, but whose stockholder proposal will not be included in the proxy materials the Company distributes for such meeting, must deliver written notice of the nomination or proposal to the Company’s Secretary no earlier than the close of business on January 30, 2025 and no later than the close of business on March 1, 2025 (provided, however, that if the 2025 annual meeting of stockholders is more than 30 days before or more than 70 days after the anniversary of this year’s meeting, nominations and proposals must be received no earlier than the close of business on the 120th day prior to the date of the 2025 annual meeting of stockholders and no later than the close of business on the 90th day prior to the date of the 2025 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2025 annual meeting of stockholders is first made). The stockholder’s written notice must include certain information concerning the stockholder and each nominee as specified in Section 2.15 of our Bylaws. If a stockholder’s written notice is not received between the dates specified above and does not satisfy these additional informational requirements, the notice will not be considered properly submitted and will not be acted upon at the 2025 annual meeting of stockholders. A stockholder’s written notice should be sent to the attention of the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South Suite A, West Jordan, Utah 84088.

In addition, a stockholder who intends to solicit proxies in support of director nominees other than our nominees at the 2025 annual meeting of stockholders must provide written notice to the Company setting forth the information required by Rule 14a-19 under the Exchange Act. Such written notice must be provided in accordance with Rule 14a-19. The notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under our Bylaws as described above.

OTHER MATTERS

The Board does not intend to bring any other business before the Annual Meeting, and so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the notice of the meeting. As to any other business that may properly come before the Annual Meeting or any postponement or adjournment thereof, the proxyholders named in the proxies solicited by the Board will have the authority to vote all proxies received with respect to such matters in their discretion, and it is their intention to vote such proxies in accordance with the recommendation of the Board.

2024 Proxy Statement	81

ANNUAL REPORT TO STOCKHOLDERS

Our 2023 Annual Report has been posted, and is available without charge, on our corporate website at investors.sportsmans.com. A copy of our 2023 Annual Report has been provided along with the proxy statement In addition, we will provide, without charge, a copy of our 2023 Annual Report (including the financial statements but excluding the exhibits thereto) to any stockholder of record or beneficial owner of our Common Stock. Requests can be made by writing to the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South Suite A, West Jordan, Utah 84088.

DATED: West Jordan, Utah, April 24, 2024

2024 Proxy Statement	82

APPENDIX A

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

AMENDED AND RESTATED

2019 PERFORMANCE INCENTIVE PLAN

1.
PURPOSE OF PLAN

The purpose of this Sportsman’s Warehouse Holdings, Inc. Amended and Restated 2019 Performance Incentive Plan (this “Plan”) of Sportsman’s Warehouse Holdings, Inc., a Delaware corporation (the “Corporation”), is to promote the success of the Corporation by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons and to enhance the alignment of the interests of the selected participants with the interests of the Corporation’s stockholders.

2.
ELIGIBILITY

The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.
PLAN ADMINISTRATION
3.1.
The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees (or subcommittees, as the case may be) appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by applicable law, to one or more officers of the Corporation, its authority under this Plan. The Board or another committee (within its delegated authority) may delegate

APPENDIX A

different levels of authority to different committees or persons with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.
3.2.
Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within any express limits on the authority delegated to that committee or person(s)), including, without limitation, the authority to:
(a)
determine eligibility and, from among those persons determined to be eligible, determine the particular Eligible Persons who will receive an award under this Plan;
(b)
grant awards to Eligible Persons, determine the price (if any) at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons (in the case of securities-based awards), determine the other specific terms and conditions of awards consistent with the express limits of this Plan, establish the installment(s) (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance-based exercisability or vesting requirements, determine the circumstances in which any performance-based goals (or the applicable measure of performance) will be adjusted and the nature and impact of any such adjustment, determine the extent (if any) to which any applicable exercise and vesting requirements have been satisfied, establish the events (if any) on which exercisability or vesting may accelerate (which may include, without limitation, retirement and other specified terminations of employment or services, or other circumstances), and establish the events (if any) of termination, expiration or reversion of such awards;
(c)
approve the forms of any award agreements (which need not be identical either as to type of award or among participants);
(d)
construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, make any and all determinations under this Plan and any such agreements, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

2024 Proxy Statement	A-2

APPENDIX A

(e)
cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;
(f)
accelerate, waive or extend the vesting or exercisability, or modify or extend the term of, any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a corporate transaction, retirement or other termination of employment or services, or other circumstances) subject to any required consent under Section 8.6.5;
(g)
adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise waive or change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6 (and subject to the no repricing provision below);
(h)
determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action to approve the award (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action approving the award);
(i)
determine whether, and the extent to which, adjustments are required pursuant to Section 7.1 hereof and take any other actions contemplated by Section 7 in connection with the occurrence of an event of the type described in Section 7;
(j)
acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration (subject to the no repricing provision below); and
(k)
determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.
3.3.
Prohibition on Repricing. Notwithstanding anything to the contrary in Section 3.2 and except for an adjustment pursuant to Section 7.1, in no case may the Administrator (1) amend an outstanding stock option or SAR to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for cash or other awards for the purpose of repricing the award, (3) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for an option or SAR with an exercise or base price that is less than the exercise or base price of the original award, or (4) take any other action that is treated as a repricing under generally accepted accounting principles, unless the stockholders of the Corporation have approved such an action within the prior twelve (12) months.
3.4.
Binding Determinations. Any determination or other action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan (or any award made under this Plan) and within its authority hereunder or under applicable

2024 Proxy Statement	A-3

APPENDIX A

law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any other Administrator, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time. Neither the Board nor any other Administrator, nor any member thereof or person acting at the direction thereof, nor the Corporation or any of its Subsidiaries, shall be liable for any damages of a participant should an option intended as an ISO (as defined below) fail to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to ISOs, should any other award(s) fail to qualify for any intended tax treatment, should any award grant or other action with respect thereto not satisfy Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or otherwise for any tax or other liability imposed on a participant with respect to an award.
3.5.
Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.
3.6.
Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.
3.7.
Minimum Vesting Requirement. Subject to Section 7.2, no award granted under the Plan shall vest earlier than the first anniversary of the date the award is granted (excluding, for this purpose, any (i) substitute awards granted under Section 8.10, (ii) shares delivered in lieu of fully vested cash awards, and (iii) awards to non-employee directors that vest on the earlier of the first anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting); provided, however, that notwithstanding the foregoing, awards that result in the issuance of an aggregate of up to 5% of the shares of Common Stock available pursuant to Section 4.2 may be granted without respect to this minimum vesting provision; and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Administrator’s discretion to provide for accelerated exercisability or vesting of any award, including, but not limited to, in cases of retirement, death, disability or a corporate transaction, in the terms of the award or otherwise.
4.
SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS
4.1.
Shares Available. Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, “Common Stock” shall mean the common stock of the

2024 Proxy Statement	A-4

APPENDIX A

Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.
4.2.
Aggregate Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is equal to the sum of the following:
(1)
812,000 shares of Common Stock, plus
(2)
the 3,500,000 shares of Common Stock originally reserved under the Plan, plus
(3)
the number of shares of Common Stock that were available for additional award grant purposes under the Corporation’s 2013 Performance Incentive Plan (the “2013 Plan”) as of the date of the original stockholder approval of this Plan (the “Stockholder Approval Date”) and determined immediately prior to the termination of the authority to grant new awards under the 2013 Plan as of the Stockholder Approval Date, plus
(4)
the number of any shares subject to restricted stock unit awards granted under the 2013 Plan that were outstanding and unvested on the Stockholder Approval Date that were forfeited, terminated, cancelled or otherwise reacquired by the Corporation without having become vested, plus any shares that are withheld or reacquired by the Corporation to satisfy the tax withholding obligations related to any such restricted stock unit award granted under the 2013 Plan that were outstanding and unvested on the Stockholder Approval Date; plus
(5)
the number of any shares subject to awards (other than stock options and stock appreciation rights) granted under the Sportsman’s Warehouse Holdings, Inc. Inducement Plan (the “Inducement Plan”) that were outstanding and unvested on the Effective Date that are forfeited, terminated, cancelled or otherwise reacquired by us without having become vested; plus
(6)
any shares that are withheld or reacquired by us to satisfy the tax withholding obligations related to any awards (other than stock options and stock appreciation rights) granted under the Inducement Plan that were outstanding on the Effective Date; plus
(7)
the number of shares of Common Stock that were available for additional award grant purposes under the Inducement Plan as of the Effective Date and determined immediately prior to the termination of the authority to grant new awards under the Inducement Plan as of the Effective Date.

provided that in no event shall the Share Limit exceed 6,239,492 shares (which is the sum of the 4,312,000 shares set forth above, plus the number of shares that were available under the 2013 Plan for additional award grant purposes as of the Original Effective Date (as such term is defined in Section 8.6.1), plus the aggregate number of shares subject to restricted stock unit awards previously granted and outstanding under the 2013 Plan as of the Original Effective Date), plus the number of shares that were available under the Inducement Plan for additional award grant purposes as of February 3, 2024, plus the aggregate number of shares subject to awards (other than options and stock appreciation

2024 Proxy Statement	A-5

APPENDIX A

rights) previously granted and outstanding under the Inducement Plan as of February 3, 2024.1 Following the Effective Date, the Company’s Inducement Plan shall terminate and no further awards may be granted thereunder.

4.3.
Additional Share Limits. The following limits also apply with respect to awards granted under this Plan. These limits are in addition to, not in lieu of, the aggregate Share Limit in Section 4.2.
(a)
The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 4,312,000 shares.
(b)
The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any fiscal year, including awards granted and cash fees paid by the Corporation to such non-employee director, will not exceed (i) $350,000 in total value or (ii) in the event that during such fiscal year such non-employee director is (A) serving as the independent Chair of the Board or as a lead independent director, or (B) first appointed or elected to the Board, $500,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. For avoidance of doubt, compensation will count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred. For purposes of this Section 4.3(b), a “non-employee director” is an individual who, on the grant date of the award, is a member of the Board who is not then an officer or employee of the Corporation or one of its Subsidiaries. For purposes of this Section 4.3(b), “grant date fair value” means the value of the award as of the date of grant of the award and as determined using the equity award valuation principles applied in the Corporation’s financial reporting. The limits of this Section 4.3(b) do not apply to, and shall be determined without taking into account, any award granted to an individual who, on the grant date of the award, is an officer or employee of the Corporation or one of its Subsidiaries or is receiving compensation as a consultant to the Corporation, in either case where such award relates to such service as officer, employee or consultant. The limits of this Section 4.3(b) apply on an individual basis and not on an aggregate basis to all non-employee directors as a group.
4.4.
Share-Limit Counting Rules. The Share Limit shall be subject to the following provisions of this Section 4.4:
(a)
Shares that are subject to or underlie awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall not be counted against the Share Limit and shall be available for subsequent awards under this Plan.

1 Subject to Section 7.1 and the Plan’s share counting provisions in Sections 4.2 and 4.4, as of the Effective Date, 3,594,880 shares may be delivered pursuant to awards granted to Eligible Persons under this Plan (reflecting 2,112,977 shares that remained available for grant under the Plan as of February 3, 2024, 669,903 shares that remained available for grant under the Inducement Plan as of February 3, 2024, plus 812,000 newly authorized shares), less one share for every one share that is subject to an award granted under the Plan or the Inducement Plan between February 3, 2024 and the Effective Date.

2024 Proxy Statement	A-6

APPENDIX A

(b)
Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award granted under this Plan (after February 3, 2024, other than an option or stock appreciation right), as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award granted under this Plan (after February 3, 2024, other than an option or stock appreciation right), shall not be counted against the Share Limit and shall be available for subsequent awards under this Plan.
(c)
To the extent that an award granted under this Plan (other than an option or stock appreciation right) is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the Share Limit and shall be available for subsequent awards under this Plan.
(d)
In the event that shares of Common Stock are delivered in respect of a dividend equivalent right granted under this Plan, the number of shares delivered with respect to the award shall be counted against the Share Limit. (For purposes of clarity, if 1,000 dividend equivalent rights are granted and outstanding when the Corporation pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the Share Limit). Except as otherwise provided by the Administrator, shares delivered in respect of dividend equivalent rights shall not count against any individual award limit under this Plan other than the aggregate Share Limit.
(e)
The Corporation may not increase the Share Limit by repurchasing shares of Common Stock on the market (by using cash received through the exercise of stock options or otherwise).
(f)
For the avoidance of doubt and notwithstanding any other provision of the Plan to the contrary, after February 3, 2024, the following shares of Common Stock will not become available again for issuance under the Plan: (1) any shares that are reacquired or withheld (or not issued) by the Corporation to satisfy the exercise or strike price of an option or stock appreciation right (2) any shares that are reacquired or withheld (or not issued) by the Corporation to satisfy a tax withholding obligation in connection with an option or stock appreciation right; (3) any shares repurchased by the Corporation on the open market with the proceeds of the exercise or strike price of an option or stock appreciation right; and (4) in the event that a stock appreciation right is settled in shares of Common Stock, the gross number of shares of Common Stock subject to such award.

Refer to Section 8.10 for application of the share limits of this Plan, including the limits in Sections 4.2 and 4.3, with respect to assumed awards. Each of the numerical limits and references in Sections 4.2 and 4.3, and in this Section 4.4, is subject to adjustment as contemplated by Section 4.3, Section 7 and Section 8.10.

4.5.
No Fractional Shares; Minimum Issue. Unless otherwise expressly provided by the Administrator, no fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this

2024 Proxy Statement	A-7

APPENDIX A

Plan. The Administrator may from time to time impose a limit (of not greater than 100 shares) on the minimum number of shares that may be purchased or exercised as to awards (or any particular award) granted under this Plan unless (as to any particular award) the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.
5.
AWARDS
5.1.
Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:
5.1.1.
Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The agreement evidencing the grant of an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.4. Notwithstanding the foregoing, an option may be granted with an exercise price lower than 100% of the fair market value of a share of Common Stock on the date of grant of the option if such option is a substitute option granted under Section 8.10.
5.1.2.
Additional Rules Applicable to ISOs. To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain

2024 Proxy Statement	A-8

APPENDIX A

beginning with the Corporation and ending with the subsidiary in question). No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted. If an otherwise-intended ISO fails to meet the applicable requirements of Section 422 of the Code, the option shall be a nonqualified stock option.
5.1.3.
Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the “base price” of the award, which base price shall be set forth in the applicable award agreement and shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the SAR. The maximum term of a SAR shall be ten (10) years. Notwithstanding the foregoing, a SAR may be granted with base price lower than 100% of the fair market value of a share of Common Stock on the date of grant of the SAR if such SAR is a substitute SAR granted under Section 8.10.
5.1.4.
Other Awards; Dividend Equivalent Rights; No Payment of Dividends or Dividend Equivalent Rights on Unvested Awards. The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, restricted stock units, deferred shares, phantom stock or similar rights to purchase or acquire shares, whether at a fixed or variable price (or no price) or fixed or variable ratio related to the Common Stock, and any of which may (but need not) be fully vested at grant or vest upon the passage of time, the occurrence of one or more events, the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) cash awards. The types of cash awards that may be granted under this Plan include the opportunity to receive a payment for the achievement of one or more goals established by the Administrator, on such terms as the Administrator may provide, as well as discretionary cash awards. Dividend equivalent rights may be granted as a separate award or in connection with another award under this Plan; provided, however, that dividend equivalent rights may not be granted as to a stock option or SAR granted under this Plan. In addition, any dividends and/or dividend equivalents as to the portion of an award that is subject to unsatisfied vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate in the event the applicable vesting requirements are not satisfied.
5.2.
Award Agreements. Each award shall be evidenced by either (1) a written award agreement in a form approved by the Administrator and executed by the Corporation by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved by the Administrator and recorded by the Corporation (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally (in each case, an “award agreement”), as the

2024 Proxy Statement	A-9

APPENDIX A

Administrator may provide and, in each case and if required by the Administrator, executed or otherwise electronically accepted by the recipient of the award in such form and manner as the Administrator may require. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.
5.3.
Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions (if any) as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.
5.4.
Consideration for Common Stock or Awards. The purchase price (if any) for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:
o
services rendered by the recipient of such award;
o
cash, check payable to the order of the Corporation, or electronic funds transfer;
o
notice and third party payment in such manner as may be authorized by the Administrator;
o
the delivery of previously owned shares of Common Stock;
o
by a reduction in the number of shares otherwise deliverable pursuant to the award; or
o
subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay any purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.

2024 Proxy Statement	A-10

APPENDIX A

5.5.
Definition of Fair Market Value. For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price (in regular trading) for a share of Common Stock on the NASDAQ Stock Market (the “Market”) for the date in question or, if no sales of Common Stock were reported on the Market on that date, the closing price (in regular trading) for a share of Common Stock on the Market for the next preceding day on which sales of Common Stock were reported on the Market. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the closing price (in regular trading) for a share of Common Stock on the Market on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock on the Market for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the Market as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).
5.6.
Transfer Restrictions.
5.6.1.
Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.6 or required by applicable law: (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.
5.6.2.
Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws and shall not be for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting interests are held by the Eligible Person or by the Eligible Person’s family members).
5.6.3.
Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.6.1 shall not apply to:
(a)
transfers to the Corporation (for example, in connection with the expiration or termination of the award),
(b)
the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the

2024 Proxy Statement	A-11

APPENDIX A

participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,
(c)
subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if received by the Administrator,
(d)
if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or
(e)
the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and any limitations imposed by the Administrator.
5.7.
International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator from time to time. The awards so granted need not comply with other specific terms of this Plan, provided that stockholder approval of any deviation from the specific terms of this Plan is not required by applicable law or any applicable listing agency.
6.
EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON AWARDS
6.1.
General. The Administrator shall establish the effect (if any) of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries, is not a member of the Board and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.
6.2.
Events Not Deemed Terminations of Employment. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, or except as otherwise required by applicable law, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law or the Administrator otherwise provides, such leave is for a period of not more than three months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of any applicable maximum term of the award.

2024 Proxy Statement	A-12

APPENDIX A

6.3.
Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status unless the Subsidiary that is sold, spun-off or otherwise divested (or its successor or a direct or indirect parent of such Subsidiary or successor) assumes the Eligible Person’s award(s) in connection with such transaction.
7.
ADJUSTMENTS; ACCELERATION
7.1.
Adjustments.
(a)
Subject to Section 7.2, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, conversion or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall equitably and proportionately adjust: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding awards; (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any outstanding awards; and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding awards.
(b)
Without limiting the generality of Section 3.4, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.
7.2.
Corporate Transactions

The following provisions shall apply to awards in the event of a Corporate Transaction (as defined below) unless otherwise provided in the agreement evidencing the award or any other written agreement between the Corporation and the participant:

(a)
Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding awards or substitute similar awards for such outstanding awards, then with respect to awards that have not been assumed, continued or substituted and that are held by participants whose service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such awards (and, with respect to options and stock appreciation rights, the time when such awards may be

2024 Proxy Statement	A-13

APPENDIX A

exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Corporation with respect to such awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of performance-based awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this paragraph and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the award agreement, the vesting of such performance-based awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this paragraph and that are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction.
(b)
Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding awards or substitute similar awards for such outstanding awards, then with respect to awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Corporation with respect to such awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(c)
Awards May Be Assumed. In the event of a Corporate Transaction (as defined below), any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all awards outstanding under the Plan or may substitute similar awards for awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Corporation pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Corporation in respect of Common Stock issued pursuant to awards may be assigned by the Corporation to the successor of the Corporation (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an award or substitute a similar award for only a portion of an award, or may choose to assume or continue the awards held by some, but not all participants. The terms of any assumption, continuation or substitution will be set by the Administrator.
(d)
Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such award may not exercise such award but will receive a payment, in such form as may be determined by the Administrator, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the participant would have received upon the exercise of the award (including, at the discretion of the Administrator, any unvested portion of such award), over (2) any exercise price payable by such holder in connection with such exercise.

2024 Proxy Statement	A-14

APPENDIX A

(e)
“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale or other disposition of all or substantially all, as determined by the Administrator, of the consolidated assets of the Corporation and its Subsidiaries; (ii) a sale or other disposition of at least 50% of the outstanding securities of the Corporation; (iii) a merger, consolidation or similar transaction following which the Corporation is not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which the Corporation is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(f)
For purposes of this Section 7.2, an award shall be deemed to have been “assumed” if (without limiting other circumstances in which an award is assumed) the award continues after an event referred to above in this Section 7.2, and/or is assumed and continued by the surviving entity following such event (including, without limitation, an entity that, as a result of such event, owns the Corporation or all or substantially all of the Corporation’s assets directly or through one or more subsidiaries (a “Parent”)), and confers the right to purchase or receive, as applicable and subject to vesting and the other terms and conditions of the award, for each share of Common Stock subject to the award immediately prior to the event, the consideration (whether cash, shares, or other securities or property) received in the event by the stockholders of the Corporation for each share of Common Stock sold or exchanged in such event (or the consideration received by a majority of the stockholders participating in such event if the stockholders were offered a choice of consideration); provided, however, that if the consideration offered for a share of Common Stock in the event is not solely the ordinary common stock of a successor corporation or a Parent, the Administrator may provide for the consideration to be received upon exercise or payment of the award, for each share subject to the award, to be solely ordinary common stock of the successor corporation or a Parent equal in fair market value to the per share consideration received by the stockholders participating in the event.
(g)
The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award. In the case of an option, SAR or similar right as to which the per share amount payable upon or in respect of such event is less than or equal to the exercise or base price of the award, the Administrator may terminate such award in connection with an event referred to in this Section 7.2 without any payment in respect of such award.
(h)
In any of the events referred to in this Section 7.2, the Administrator may take such action contemplated by this Section 7.2 prior to such event (as opposed to on the occurrence of such event) to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares. Without limiting the generality of the foregoing, the Administrator may deem an acceleration and/or termination to occur immediately prior to the applicable event and, in such circumstances, will

2024 Proxy Statement	A-15

APPENDIX A

reinstate the original terms of the award if an event giving rise to an acceleration and/or termination does not occur.
(i)
Without limiting the generality of Section 3.4, any good faith determination by the Administrator pursuant to its authority under this Section 7.2 shall be conclusive and binding on all persons.
(j)
The portion of any ISO accelerated in connection with an event referred to in this Section 7.2 (or such other circumstances as may trigger accelerated vesting of the award) shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.
8.
OTHER PROVISIONS
8.1.
Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.
8.2.
No Rights to Award. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.
8.3.
No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.
8.4.
Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of

2024 Proxy Statement	A-16

APPENDIX A

any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.
8.5.
Tax Withholding. Upon any exercise, vesting, or payment of any award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon any other tax withholding event with respect to any award, arrangements satisfactory to the Corporation shall be made to provide for any taxes the Corporation or any of its Subsidiaries may be required or permitted to withhold with respect to such award event or payment. Such arrangements may include (but are not limited to) any one of (or a combination of) the following:
(a)
The Corporation or one of its Subsidiaries shall have the right to require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Corporation or one of its Subsidiaries may be required or permitted to withhold with respect to such award event or payment.
(b)
The Corporation or one of its Subsidiaries shall have the right to deduct from any amount otherwise payable in cash (whether related to the award or otherwise) to the participant (or the participant’s personal representative or beneficiary, as the case may be) the amount of any taxes which the Corporation or one of its Subsidiaries may be required or permitted to withhold with respect to such award event or payment.
(c)
In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) require or grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy any applicable withholding obligation on exercise, vesting or payment.
8.6.
Effective Date, Termination and Suspension, Amendments.
8.6.1.
Effective Date. The original version of the Plan became effective on April 5, 2019 (the “Original Effective Date”). This Plan (as amended and restated) will become effective on May 30, 2024, or such later date that the Company concludes its 2024 annual meeting of stockholders (the “Effective Date”), contingent on its approval by the Company’s stockholders on such date. Unless earlier terminated by the Board and subject to any extension that may be approved by stockholders, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated termination date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the

2024 Proxy Statement	A-17

APPENDIX A

Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.
8.6.2.
Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.
8.6.3.
Stockholder Approval. To the extent then required by applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.
8.6.4.
Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the no-repricing provision of Section 3.3.
8.6.5.
Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.
8.7.
Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. Except as expressly required by Section 7.1 or otherwise expressly provided by the Administrator, no adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.
8.8.
Governing Law; Severability.
8.8.1.
Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware, notwithstanding any Delaware or other conflict of law provision to the contrary.
8.8.2.
Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.
8.9.
Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

2024 Proxy Statement	A-18

APPENDIX A

8.10.
Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect adjustments giving effect to the assumption or substitution consistent with any conversion applicable to the common stock (or the securities otherwise subject to the award) in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted or assumed by an acquired company (or previously granted or assumed by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.
8.11.
Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.
8.12.
No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Corporation or any Subsidiary (or any of their respective shareholders, boards of directors or committees thereof (or any subcommittees), as the case may be) to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, (f) any other award, grant, or payment of incentives or other compensation under any other plan or authority (or any other action with respect to any benefit, incentive or compensation), or (g) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action. Awards need not be structured so as to be deductible for tax purposes.
8.13.
Other Company Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed

2024 Proxy Statement	A-19

APPENDIX A

a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans, arrangements or authority of the Corporation or its Subsidiaries.
8.14.
Clawback Policy. The awards granted under this Plan are subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of awards or any shares of Common Stock or other cash or property received with respect to the awards (including any value received from a disposition of the shares acquired upon payment of the awards).
8.15.
Section 409A. Unless otherwise expressly provided for in an award agreement, the Plan and award agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with the requirements of Section 409A of the Code. If the Administrator determines that any award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the award agreement evidencing such award will incorporate the terms and conditions necessary to avoid taxation under Section 409A of the Code, and to the extent an award agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the award agreement. Notwithstanding anything to the contrary in this Plan (and unless the award agreement specifically provides otherwise), if a participant holding an award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such participant’s “separation from service” or, if earlier, the date of the participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule. Any individual’s right to receive any installment payments or benefits pursuant to the Plan will be treated as a right to receive a series of separate payments or benefits and, accordingly, each installment shall at all times be considered a separate and distinct payment or benefit.

2024 Proxy Statement	A-20

APPENDIX B

APPENDIX B

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

AMENDED AND RESTATED

EMPLOYEE STOCK PURCHASE PLAN

1.
PURPOSE

The purpose of this Plan is to assist Eligible Employees in acquiring a stock ownership interest in the Corporation, at a favorable price and upon favorable terms, pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. This Plan is also intended to encourage Eligible Employees to remain in the employ of the Corporation or a Participating Subsidiary and to provide them with an additional incentive to advance the best interests of the Corporation.

2.
DEFINITIONS

Capitalized terms used herein which are not otherwise defined shall have the following meanings.

“Account” means the bookkeeping account maintained by the Corporation, or by a recordkeeper on behalf of the Corporation, for a Participant pursuant to Section 7(a).

“Board” means the Board of Directors of the Corporation.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Commission” means the U.S. Securities and Exchange Commission.

“Committee” means the committee appointed by the Board to administer this Plan pursuant to Section 12.

“Common Stock” means the common stock, par value $0.01 per share, of the Corporation, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 17.

“Compensation” means an Eligible Employee’s regular earnings and shall not include any overtime pay, sick pay, shift differential, shift premium, vacation pay, cash incentive compensation, commissions or cash bonuses. Compensation also includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code. Any other form of remuneration is excluded from Compensation, including (but not limited to) the following: prizes, awards, relocation or housing allowances, stock option exercises, stock appreciation right payments, the vesting or grant of restricted stock, the payment of stock units, performance awards, auto allowances, tuition reimbursement, perquisites, non-cash compensation and other forms of imputed income. Notwithstanding the foregoing, Compensation shall not include any amounts deferred under or paid from any nonqualified deferred compensation plan maintained by the Corporation or any Subsidiary. The Committee may revise the inclusions and exclusions from earnings taken into account for purposes of this Plan before the applicable Offering Period.

2024 Proxy Statement	A-21

APPENDIX B

“Contributions” means the bookkeeping amounts credited to the Account of a Participant pursuant to this Plan, equal in amount to the amount of Compensation that the Participant has elected to contribute for the purchase of Common Stock under and in accordance with this Plan.

“Corporation” means Sportsman’s Warehouse Holdings, Inc., a Delaware corporation, and its successors.

“Effective Date” means the date on which this Plan (as amended and restated) is approved by the stockholders of the Corporation.

“Eligible Employee” means any employee of the Corporation, or of any Subsidiary which has been designated in writing by the Committee as a “Participating Subsidiary.” Notwithstanding the foregoing, “Eligible Employee” shall not (unless otherwise provided by the Committee in advance of the applicable Offering Period) include any employee:

(a) whose customary employment is for five (5) months or less in a calendar year; or

(b) whose customary employment is for twenty (20) hours or less per week.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” on any date means:

(a) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is so listed or admitted to trade, or, if there is no trading of the Common Stock on such date, then the closing price of a share of Common Stock on such exchange on the next preceding date on which there was trading in the shares of Common Stock; or

(b) in the absence of exchange data required to determine Fair Market Value pursuant to the foregoing, the value as established by the Committee as of the relevant time for purposes of this Plan.

“Grant Date” means, with respect to an Offering Period, the first day of that Offering Period.

“Individual Limit” has the meaning given to such term in Section 4(b).

“New Purchase Date” has the meaning given to such term in Section 18.

“Offering Period” means the six (6) consecutive month period commencing on each Grant Date; provided, however, that the Committee may declare, as it deems appropriate and in advance of the applicable Offering Period, a shorter (not to be less than three months) Offering Period or a longer (not to exceed 27 months) Offering Period. Unless otherwise established by the Committee prior to the start of an Offering Period, the duration of each Offering Period shall be as provided in Section 5.

“Option” means the stock option to acquire shares of Common Stock granted to a Participant pursuant to Section 8 and which shall be subject to the terms and conditions of this Plan.

2024 Proxy Statement	A-22

APPENDIX B

“Option Price” means the per share exercise price of an Option as determined in accordance with Section 8(b).

“Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation in which each corporation (other than the Corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

“Participant” means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement to make Contributions pursuant to Section 6.

“Participating Subsidiary” shall have the meaning given to such term in Section 19(c).

“Plan” means this Sportsman’s Warehouse Holdings, Inc. Amended and Restated Employee Stock Purchase Plan, as it may be further amended or restated from time to time.

“Purchase Date” means, with respect to an Offering Period, the last day of that Offering Period.

“Subscription Agreement ” means the written agreement (including a written agreement in electronic form) filed by an Eligible Employee with the Corporation pursuant to Section 6 to participate in this Plan.

“Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations (beginning with the Corporation) in which each corporation (other than the last corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

3.
ELIGIBILITY

Any person employed as an Eligible Employee as of the beginning of any given Offering Period shall be eligible to participate in such Offering Period, subject to the Eligible Employee satisfying the requirements of Section 6.

4.
STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS
a.
Aggregate Share Limit. Subject to the provisions of Section 17, the capital stock that may be delivered under this Plan will be shares of the Corporation’s authorized but unissued Common Stock. The maximum number of shares of Common Stock that may be delivered pursuant to Options granted under this Plan is 1,600,000 shares, which is the sum of (i) 800,000 new shares and (ii) the 800,000 shares originally reserved under the Plan prior to its amended and restatement, subject to adjustments pursuant to Section 17.
b.
Individual Share Limit. The maximum number of shares of Common Stock that any one individual may acquire upon exercise of his or her Option with respect to any one Offering Period will be determined by the Committee, subject to adjustments pursuant to Section 17 (the “Individual Limit”). The Committee may amend the Individual Limit

2024 Proxy Statement	A-23

APPENDIX B

as it applies to any particular Offering Period, effective no earlier than the first day of such Offering Period without stockholder approval.
c.
Shares Not Actually Delivered. Shares that are subject to or underlie Options, which for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again, except to the extent prohibited by law, be available for subsequent Options under this Plan.

5.
OFFERING PERIODS

During the term of this Plan, the Corporation will grant Options to purchase shares of Common Stock in each Offering Period to all Participants in that Offering Period. The Grant Date and Purchase Date of the initial Offering Period after the Effective Date will be established by the Committee in advance of the Offering Period. Unless otherwise specified in advance by the Committee, each Offering Period thereafter will be of approximately six (6) months duration, with the first such Offering Period commencing immediately after the Purchase Date of the initial Offering Period. Each Option shall become effective on the Grant Date of the Offering Period with respect to which the Option is granted. The term of each Option shall be the duration of the related Offering Period and shall end on the Purchase Date of that Offering Period. Offering Periods shall continue until this Plan is terminated in accordance with Section 18 or 19, or, if earlier, until no shares of Common Stock remain available for Options pursuant to Section 4.

6.
PARTICIPATION
a.
Enrollment. An Eligible Employee may become a Participant in this Plan by completing a Subscription Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate). To become effective, a Subscription Agreement must be signed by the Eligible Employee and be filed with the Corporation at the time specified by the Committee, but in all cases prior to the start of the Offering Period with respect to which it is to become effective, and must set forth a whole percentage (or, if the Committee so provides, a stated amount) of the Eligible Employee’s Compensation to be credited to the Participant’s Account as Contributions each pay period.
b.
Contribution Limits. Notwithstanding the foregoing, a Participant may not elect to contribute less than one percent (1%) nor more than fifteen percent (15%) (or such other limit as the Committee may establish prior to the start of the applicable Offering Period) of his or her Compensation during any one pay period as Plan Contributions. The Committee also may prescribe other limits, rules or procedures for Contributions. In the event the Committee permits Participants to make direct payments of Contributions, the Committee may establish a minimum amount for such direct payments prior to the start of the applicable Offering Period.
c.
Content and Duration of Subscription Agreements. Subscription Agreements shall contain the Eligible Employee’s authorization and consent to the Corporation’s withholding from his or her Compensation the amount of his or her Contributions (or, if the Committee permits Participants to make direct payments of Contributions, the Eligible Employee’s agreement to make such contributions). An Eligible Employee’s Subscription Agreement, and his or her participation election and withholding consent

2024 Proxy Statement	A-24

APPENDIX B

thereon, shall remain valid for all Offering Periods until (1) the Eligible Employee’s participation terminates pursuant to the terms hereof, (2) the Eligible Employee files a new Subscription Agreement that becomes effective, or (3) the Committee requires that a new Subscription Agreement be executed and filed with the Corporation.

7.
METHOD OF PAYMENT OF CONTRIBUTIONS
a.
Participation Accounts. The Corporation shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant. The percentage of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant’s Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant’s Account as soon as administratively practicable after such date. A Participant may not make any additional payments to his or her Account unless the Committee permits Participants to make direct payments of Contributions prior to the start of the applicable Offering Period. A Participant’s Account shall be reduced by any amounts used to pay the Option Price of shares acquired, or by any other amounts distributed pursuant to the terms hereof.
b.
Payroll Deductions. Subject to such other rules as the Committee may adopt, payroll deductions with respect to an Offering Period shall commence on the first pay day which coincides with or immediately follows the applicable Grant Date and shall end on the last pay day which coincides with or immediately precedes the applicable Purchase Date, unless sooner terminated by the Participant as provided in Section 7(d) or until his or her participation terminates pursuant to Section 11.
c.
Changes in Contribution Elections for Next Offering Period. A Participant may discontinue, increase, or decrease the level of his or her Contributions (within the Plan limits) by completing and filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Subscription Agreement which indicates such election. Subject to any other timing requirements that the Committee may impose, an election pursuant to this Section 7(c) shall be effective with the first Offering Period that commences after the Corporation’s receipt of such election. Except as contemplated by Section 7(d) and 7(e), changes in Contribution levels may not take effect during an Offering Period. Other modifications or suspensions of Subscription Agreements are not permitted.
d.
Withdrawal During an Offering Period. A Participant may terminate his or her Contributions during an Offering Period (and receive a distribution of the balance of his or her Account in accordance with Section 11) by completing and filing with the Corporation, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form which shall be signed by the Participant. Such termination shall be effective as soon as administratively practicable after its receipt by the Corporation. A withdrawal election pursuant to this Section 7(d) shall only be effective for a particular Offering Period, however, if it is received by the Corporation prior to the Purchase Date of that Offering Period (or such earlier deadline that the

2024 Proxy Statement	A-25

APPENDIX B

Committee may reasonably require to process the withdrawal prior to the applicable Purchase Date). Partial withdrawals of Accounts are not permitted.
e.
Discontinuance of Contributions During an Offering Period. A Participant may discontinue his or her Contributions at any time during an Offering Period by completing and filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Subscription Agreement which indicates such election. If a Participant elects to discontinue his or her Contributions pursuant to this Section 7(e), the Contributions previously credited to the Participant’s Account for that Offering Period shall be used to exercise the Participant’s Option as of the applicable Purchase Date in accordance with Section 9 (unless the Participant makes a timely withdrawal election in accordance with Section 7(d), in which case such Participant’s Account shall be paid to him or her in cash in accordance with Section 11(a)).
f.
Leaves of Absence. During leaves of absence approved by the Corporation or a Participating Subsidiary and meeting the requirements of Regulation Section 1.421-1(h)(2) under the Code, a Participant may continue participation in this Plan by cash payments to the Corporation on his or her normal paydays equal to the reduction in his Plan Contributions caused by his or her leave.

8.
GRANT OF OPTION
a.
Grant Date; Number of Shares. On each Grant Date, each Eligible Employee who is a Participant during that Offering Period shall automatically be granted an Option to purchase a number of shares of Common Stock. The Option shall be exercised on the Purchase Date for that Offering Period. The number of shares of Common Stock to be purchased upon exercise of the Option on the Purchase Date shall be determined by dividing the Participant’s Account balance as of that Purchase Date by the Option Price, subject to the limits of Section 8(c).
b.
Option Price. The Option Price per share of the shares subject to an Option for an Offering Period shall be the lesser of: (i) 85% of the Fair Market Value of a Share on the Grant Date of the Offering Period; or (ii) 85% of the Fair Market Value of a Share on the Purchase Date of that Offering Period; provided, however, that the Committee may provide prior to the start of any Offering Period that the Option Price for that Offering Period shall be determined by applying a discount amount (not to exceed 15%) to either (1) the Fair Market Value of a share of Common Stock on the Grant Date of the Offering Period, or (2) the Fair Market Value of a share of Common Stock on the Purchase Date of that Offering Period, or (3) the lesser of the Fair Market Value of a share of Common Stock on the Grant Date of the Offering Period or the Fair Market Value of a share of Common Stock on the Purchase Date of that Offering Period. Notwithstanding anything to the contrary in the preceding provisions of this Section 8(b), in no event shall the Option Price per share be less than the par value of a share of Common Stock.
c.
Limits on Share Purchases. Notwithstanding anything else contained herein, the maximum number of shares subject to an Option for an Offering Period shall be subject to the Individual Limit in effect on the Grant Date of that Offering Period (subject to adjustment pursuant to Section 17) and any person who is otherwise an Eligible

2024 Proxy Statement	A-26

APPENDIX B

Employee shall not be granted any Option (or any Option granted shall be subject to compliance with the following limitations) or other right to purchase shares under this Plan to the extent:

(1) it would, if exercised, cause the person to own stock (within the meaning of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation, or of any Parent, or of any Subsidiary; or

(2) such Option causes such individual to have rights to purchase stock under this Plan and any other plan of the Corporation, any Parent, or any Subsidiary which is qualified under Section 423 of the Code which accrue at a rate which exceeds $25,000 of the fair market value of the stock of the Corporation, of any Parent, or of any Subsidiary (determined at the time the right to purchase such stock is granted, before giving effect to any discounted purchase price under any such plan) for each calendar year in which such right is outstanding at any time.

For purposes of the foregoing, a right to purchase stock accrues when it first become exercisable during the calendar year. In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock which the Eligible Employee may purchase under outstanding options shall be treated as stock owned by the Eligible Employee.

9.
EXERCISE OF OPTION
a.
Purchase of Shares. Unless a Participant withdraws pursuant to Section 7(d) or the Participant’s Plan participation is terminated as provided in Section 11, his or her Option for the purchase of shares shall be exercised automatically on the Purchase Date for that Offering Period, without any further action on the Participant’s part, and the maximum number of whole shares of Common Stock subject to such Option (subject to the limits of Section 8(c)) shall be purchased at the Option Price with the balance of such Participant’s Account.
b.
Account Balance Remaining After Purchase. If any amount which is not sufficient to purchase a whole share remains in a Participant’s Account after the exercise of his or her Option on the Purchase Date: (1) such amount shall be credited to such Participant’s Account for the next Offering Period, if he or she is then a Participant; or (2) if such Participant is not a Participant in the next Offering Period, or if the Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date. If the share limit of Section 4(a) is reached, any amount that remains in a Participant’s Account after the exercise of his or her Option on the Purchase Date to purchase the number of shares that he or she is allocated shall be refunded to the Participant as soon as administratively practicable after such date. If any amount which exceeds the limits of Section 8(c) remains in a Participant’s Account after the exercise of his or her Option on the Purchase Date, such amount shall be refunded to the Participant as soon as administratively practicable after such date. The Participant’s Account shall be reduced on a dollar-for-dollar basis by any amount used to purchase shares hereunder or any amount refunded to the Participant.

2024 Proxy Statement	A-27

APPENDIX B

10.
DELIVERY OF SHARES

As soon as administratively practicable after the Purchase Date, the Corporation shall, in its discretion, either deliver to each Participant a certificate representing the shares of Common Stock purchased upon exercise of his or her Option, provide for the crediting of such shares in book entry form in the name of the Participant, or provide for an alternative arrangement for the delivery of such shares to a broker or recordkeeping service for the benefit of the Participant. In the event the Corporation is required to obtain from any commission or agency authority to issue any such certificate or otherwise deliver such shares, the Corporation will seek to obtain such authority. If the Corporation is unable to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate or other delivery of such shares, or if for any other reason the Corporation cannot issue or deliver shares of Common Stock and satisfy Section 21, the Corporation shall be relieved from liability to any Participant except that the Corporation shall return to each Participant to whom such shares cannot be issued or delivered the amount of the balance credited to his or her Account that would have otherwise been used for the purchase of such shares.

11.
TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS
a.
General. Except as provided in Section 11(b) below, if a Participant ceases to be an Eligible Employee for any reason (including, without limitation, due to the Participant’s death, disability, resignation or retirement, or due to a layoff or other termination of employment with or without cause), or if the Participant elects to withdraw from the Plan pursuant to Section 7(d), at any time prior to the last day of an Offering Period in which he or she participates, such Participant’s Account shall be paid to him or her (or, in the event of the Participant’s death, to the person or persons entitled thereto under Section 13) in cash, and such Participant’s Option and participation in the Plan shall automatically terminate as of the time that the Participant ceased to be an Eligible Employee.
b.
Change in Eligible Status; Leave. If a Participant (1) ceases to be an Eligible Employee during an Offering Period but remains an employee of the Corporation or a Subsidiary through the Purchase Date for that Offering Period (for example, and without limitation, due to a change in the Participant’s employer from the Corporation or a Participating Subsidiary to a non-Participating Subsidiary, if the Participant’s employer ceases to maintain the Plan as a Participating Subsidiary but otherwise continues as a Subsidiary, or if the Participant’s customary level of employment no longer satisfies the requirements set forth in the definition of Eligible Employee), or (2) during an Offering Period commences a sick leave, military leave, or other leave of absence approved by the Corporation or a Participating Subsidiary, and the leave meets the requirements of Treasury Regulation Section 1.421-1(h)(2) and the Participant is an employee of the Corporation or a Subsidiary or on such leave as of the applicable Purchase Date, such Participant’s Contributions shall cease (subject to Section 7(d) and Section 7(f)), and the Contributions previously credited to the Participant’s Account for that Offering Period shall be used to exercise the Participant’s Option as of the applicable Purchase Date in accordance with Section 9 (unless the Participant makes a timely withdrawal election in

2024 Proxy Statement	A-28

APPENDIX B

accordance with Section 7(d), in which case such Participant’s Account shall be paid to him or her in cash in accordance with Section 11(a)).
c.
Re-Enrollment. A Participant’s termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant’s termination from Plan participation shall be deemed to be a revocation of that Participant’s Subscription Agreement and such Participant must file a new Subscription Agreement to resume Plan participation in any succeeding Offering Period.
d.
Change in Subsidiary Status. For purposes of this Plan, if a Subsidiary ceases to be a Subsidiary, each person employed by that Subsidiary will be deemed to have terminated employment for purposes of this Plan, unless the person continues as an employee of the Corporation or another Subsidiary.

12.
ADMINISTRATION
a.
The Committee. The Board shall appoint the Committee, which shall be composed of not less than two members of the Board. The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board may also, at any time, assume the administration of all or a part of this Plan, in which case references (or relevant references in the event the Board assumes the administration of only certain aspects of this Plan) to the “Committee” shall be deemed to be references to the Board. Action of the Committee with respect to this Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan.
b.
Powers and Duties of the Committee. Subject to the express provisions of this Plan, the Committee shall supervise and administer this Plan and shall have the full authority and discretion: (1) to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, any Subsidiary, and Participants under this Plan; (2) to further define the terms used in this Plan; (3) to prescribe, amend and rescind rules and regulations relating to the administration of this Plan (including, without limitation, deadlines for making elections or for providing any notices contemplated by this Plan, which deadlines may be more restrictive than any deadlines otherwise contemplated by this Plan); and (4) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan or the effectuation of its purposes. Notwithstanding anything else contained in this Plan to the contrary, the Committee may also adopt rules, procedures, separate offerings or sub-plans applicable to particular Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code and need not comply

2024 Proxy Statement	A-29

APPENDIX B

with the otherwise applicable provisions of this Plan. Without limiting the generality of the foregoing, the Committee (or its delegate) may provide forms and procedures for elections contemplated by this Plan, and may provide for any such elections to be in electronic format.
c.
Decisions of the Committee are Binding. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons.
d.
Indemnification. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan, and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.
e.
Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Corporation or any Participating Subsidiary shall be liable for any such action or determination taken or made or omitted in good faith.
f.
Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or a Subsidiary.

13.
DESIGNATION OF BENEFICIARY

If the Committee permits beneficiary designations with respect to this Plan, then each Participant may file, on a form and in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any shares or cash from or with respect to such Participant’s Account under this Plan in the event of such Participant’s death. If a Participant is married and the designated beneficiary is not solely his or her spouse, spousal consent shall be required for such designation to be effective unless it is established (to the satisfaction of the Committee or its delegate) that there is no spouse or that the spouse cannot be located. The Committee may rely on the last designation of a beneficiary filed by a Participant in accordance with this Plan. Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate).

If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant’s death (or in the event the Committee does not permit beneficiary designations under this Plan), the Corporation shall deliver all shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Corporation, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

2024 Proxy Statement	A-30

APPENDIX B

If a Participant’s death occurs before the end of an Offering Period or subsequent to the end of an Offering Period but prior to the delivery to him or her or for his or her benefit of any shares deliverable under the terms of this Plan, and the Corporation has notice of the Participant’s death, then any shares purchased for that Offering Period and any remaining balance of such Participant’s Account shall be paid to such beneficiary (or such other person entitled to such payment pursuant to this Section 13). If the Committee permits beneficiary designations with respect to this Plan, any such designation shall have no effect with respect to shares purchased and actually delivered (or credited, as the case may be) to or for the benefit of the Participant.

14.
TRANSFERABILITY

Neither Contributions credited to a Participant’s Account nor any Options or rights with respect to the exercise of Options or right to receive shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or shares deliverable pursuant to this Plan shall be paid or delivered only to (or credited in the name of, as the case may be) the Participant or, in the event of the Participant’s death, the Participant’s beneficiary pursuant to Section 13.

15.
USE OF FUNDS; INTEREST

All Contributions received or held by the Corporation under this Plan will be included in the general assets of the Corporation and may be used for any corporate purpose. Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Account under this Plan (in respect of Account balances, refunds of Account balances, or otherwise). Amounts payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Corporation and, except for any shares that may be reserved on the books of the Corporation for issuance with respect to this Plan, no special or separate reserve, fund or deposit shall be made to assure payment of amounts that may be due with respect to this Plan.

16.
REPORTS

Statements shall be provided (either electronically or in written form, as the Committee may provide from time to time) to Participants as soon as administratively practicable following each Purchase Date. Each Participant’s statement shall set forth, as of such Purchase Date, that Participant’s Account balance immediately prior to the exercise of his or her Option, the Option Price, the number of whole shares purchased and his or her remaining Account balance, if any.

17.
ADJUSTMENTS OF AND CHANGES IN THE STOCK

Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split; any merger, combination, consolidation, or other reorganization; split-up, spin-off, or any similar extraordinary dividend distribution in respect of the

2024 Proxy Statement	A-31

APPENDIX B

Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety occurs; then the Committee shall equitably and proportionately adjust (1) the number and type of shares or the number and type of other securities that thereafter may be made the subject of Options (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares (or other securities or property) subject to any or all outstanding Options, (3) the Option Price of any or all outstanding Options, and/or (4) the securities, cash or other property deliverable upon exercise of any outstanding Options, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding Options.

Upon the occurrence of any event described in the preceding paragraph, or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Committee may make provision for a cash payment or for the substitution or exchange of any or all outstanding Options for cash, securities or property to be delivered to the holders of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the Option Price of the Option.

In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

18.
POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS

Upon a dissolution or liquidation of the Corporation, or any other event described in Section 17 that the Corporation does not survive or does not survive as a publicly-traded company in respect of its Common Stock, as the case may be, and the Committee does not make provision for a cash payment or for the substitution or exchange of outstanding Options in accordance with Section 17, then any Offering Period then in progress shall be shortened and a new Purchase Date shall be established by the Committee (the “New Purchase Date”), as of which date the Plan and any Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of the consummation of the transaction and the Committee shall notify each Participant in writing at least ten (10) days prior to the New Purchase Date that the Purchase Date for his or her outstanding Option has been changed to the New Purchase Date and that his or her Option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period in accordance with Section 7(d). The Option Price on the New Purchase Date shall be determined as provided in Section 8(b), and, if applicable, the New Purchase Date shall be treated as the “Purchase Date” for purposes of determining such Option Price.

2024 Proxy Statement	A-32

APPENDIX B

19.
AMENDMENT OR TERMINATION
a.
Effective Date. Subject to Section 19(b), this Plan shall become effective as of the Effective Date. In the event that during a particular Offering Period all of the shares of Common Stock made available under this Plan are subscribed prior to the expiration of this Plan the shares available shall be allocated for purchase by Participants in that Offering Period on a pro-rata basis determined with respect to Participants’ Account balances.
b.
Board Amendment Authority. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part and without notice. Stockholder approval for any amendment or modification shall not be required, except to the extent required by law or applicable stock exchange rules, or required under Section 423 of the Code in order to preserve the intended tax consequences of this Plan. No Options may be granted during any suspension of this Plan or after the termination of this Plan, but the Committee will retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan. No amendment, modification, or termination pursuant to this Section 19(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 17 or Section 18 shall not be deemed to constitute changes or amendments requiring Participant consent.
c.
Certain Additional Committee Authority. Notwithstanding the amendment provisions of Section 19(b) and without limiting the Board’s authority thereunder and without limiting the Committee’s authority pursuant to any other provision of this Plan, the Committee shall have the right (1) to designate from time to time the Subsidiaries whose employees may be eligible to participate in this Plan (including, without limitation, any Subsidiary that may first become such after the date stockholders first approve this Plan) (each a “Participating Subsidiary”), and (2) to change the service and other qualification requirements set forth under the definition of Eligible Employee in Section 2 (subject to the requirements of Section 423(b) of the Code and applicable rules and regulations thereunder). Any such change shall not take effect earlier than the first Offering Period that starts on or after the effective date of such change. Any such change shall not require stockholder approval.

20.
NOTICES

All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

21.
CONDITIONS UPON ISSUANCE OF SHARES

2024 Proxy Statement	A-33

APPENDIX B

This Plan, the granting of Options under this Plan and the offer, issuance and delivery of shares of Common Stock are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation and as a condition precedent to the exercise of his or her Option, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal requirements.

22.
PLAN CONSTRUCTION
a.
Section 16. It is the intent of the Corporation that transactions involving Options under this Plan (other than “Discretionary Transactions” as that term is defined in Rule 16b-3(b)(1) promulgated by the Commission under Section 16 of the Exchange Act, to the extent there are any Discretionary Transactions under this Plan), in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act, satisfy the requirements for exemption under Rule 16b-3(c) promulgated by the Commission under Section 16 of the Exchange Act to the maximum extent possible. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Options or other events with respect to this Plan.
b.
Section 423. Except as the Committee may expressly provide in the case of one or more sub-plans adopted pursuant to Section 12(b), this Plan and Options are intended to qualify under Section 423 of the Code. Accordingly, all Participants are to have the same rights and privileges (within the meaning of Section 423(b)(5) of the Code and except as not required thereunder to qualify this Plan under Section 423) under this Plan, subject to differences in Compensation among Participants and subject to the Contribution and share limits of this Plan.
c.
Interpretation. If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

23.
EMPLOYEES’ RIGHTS
a.
No Employment Rights. Nothing in this Plan (or in any Subscription Agreement or other document related to this Plan) will confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Corporation or any Subsidiary, constitute any contract or agreement of employment or other service or effect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or any Subsidiary to change such person’s compensation or other benefits or to terminate his or her employment or other service, with or without cause. Nothing contained in this Section 23(a), however, is intended to adversely affect

2024 Proxy Statement	A-34

APPENDIX B

any express independent right of any such person under a separate employment or service contract other than a Subscription Agreement.
b.
No Rights to Assets of the Company. No Participant or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation or any Subsidiary by reason of any Option hereunder. Neither the provisions of this Plan (or of any Subscription Agreement or other document related to this Plan), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or any Subsidiary and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Corporation.
c.
No Stockholder Rights. A Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. Except as provided in Section 17 or as otherwise expressly provided by the Committee, no adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

24.
MISCELLANEOUS
a.
Governing Law. This Plan, the Options, Subscription Agreements and other documents related to this Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, notwithstanding any Delaware or other conflict of law provision to the contrary.
b.
Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.
c.
Captions and Headings. Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.
d.
No Effect on Other Plans or Corporate Authority. The existence of this Plan, the Subscription Agreements and the Options granted hereunder shall not limit, affect or restrict in any way the right or power of the Corporation or any Subsidiary (or any of their respective shareholders, boards of directors or committees thereof, as the case may be) to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other award, grant, or payment of incentives or other compensation under any other plan or authority (or any other action with respect to any

2024 Proxy Statement	A-35

APPENDIX B

benefit, incentive or compensation), or (g) any other corporate act or proceeding by the Corporation or any Subsidiary. No Participant, beneficiary or any other person shall have any claim under this Plan or any Subscription Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.
e.
Other Benefit Plans. Benefits received by a Participant under this Plan (or any Options under this Plan, as the case may be) shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee expressly otherwise provides or authorizes in writing.
f.
Clawback Policy. The Options granted under this Plan are subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of Options or any shares of Common Stock or other cash or property received with respect to the Options (including any value received from a disposition of the shares acquired under this Plan).

25.
TAX WITHHOLDING

Notwithstanding anything else contained in this Plan herein to the contrary, the Corporation may deduct from a Participant’s Account balance as of a Purchase Date, before the exercise of the Participant’s Option is given effect on such date, the amount of taxes (if any) which the Corporation reasonably determines it or any Subsidiary may be required to withhold with respect to such exercise. In such event, the maximum number of whole shares subject to such Option (subject to the other limits set forth in this Plan) shall be purchased at the Option Price with the balance of the Participant’s Account (after reduction for the tax withholding amount).

Should the Corporation for any reason be unable, or elect not to, satisfy its or any Subsidiary’s tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant’s exercise of an Option, or should the Corporation or any Subsidiary reasonably determine that it or an affiliated entity has a tax withholding obligation with respect to a disposition of shares acquired pursuant to the exercise of an Option prior to satisfaction of the holding period requirements of Section 423 of the Code, the Corporation or Subsidiary, as the case may be, shall have the right at its option to (1) require the Participant to pay or provide for payment of the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event or (2) deduct from any amount otherwise payable to or for the account of the Participant the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event.

26.
NOTICE OF SALE

Any person who has acquired shares under this Plan shall give prompt written notice to the Corporation of any sale or other transfer of the shares if such sale or transfer occurs (1) within the two-year period

2024 Proxy Statement	A-36

APPENDIX B

after the Grant Date of the Offering Period with respect to which such shares were acquired, or (2) within the twelve-month period after the Purchase Date of the Offering Period with respect to which such shares were acquired.

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Plan on this ___ day of ________, 2024.

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

By:

Its:

2024 Proxy Statement	A-37

SPORTSMAN'S WAREHOUSE

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 29, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SPWH2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 29, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V46930-P10919 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.

The Board of Directors recommends you vote FOR each of the following director nominees:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Steven R. Becker	☐	☐	☐
1b. Steven W. Sansom	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: At their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. **This section must be completed for your Instructions to be executed.**

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

V46931-P10919

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.
Annual Meeting of Stockholders
May 30, 2024 8:00 a.m. MDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Mr. Paul Stone and Mr. Jeff White, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SPORTSMAN'S WAREHOUSE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM MDT on May 30, 2024, virtually at www.virtualshareholdermeeting.com/SPWH2024, and any postponement or adjournment thereof (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve) and on such other matters as may properly come before said meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any postponement or adjournment thereof.

Continued and to be signed on reverse side